As filed with the Securities and Exchange Commission on April 28 , 1999

                            Registration No. 33-49998

                                    811-7042
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C 20549
                                    FORM N-4
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933|_|

                         Pre-Effective Amendment No. |_|
                       Post-Effective Amendment No. 11 |X|

                                       and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |_|
                              Amendment No. 13 |X|


                             SEPARATE ACCOUNT VA-2L
                           (Exact Name of Registrant)

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                     1150 South Olive, Los Angeles, CA 90015
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including Area Code: (213) 742-2111

Name and Address of Agent for Service:         Copy to:

James W. Dederer, Esquire                      Frederick R. Bellamy, Esquire
Executive Vice President, General Counsel and  Sutherland, Asbill & Brennan, LLP
Corporate Secretary                            1275 Pennsylvania Avenue, N.W.
Transamerica Occidental Life Insurance Co.     Washington, D.C.  20004-2404
1150 South Olive
Los Angeles, CA 90015

                                    Approximate  date  of  proposed  sale to the
                        public: As soon as practicable after effectiveness of the Registration Statement.

Title of Securities being registered:
Variable Annuity Contracts


         It       is  proposed  that this  filing  will  become  effective:
            |_|  immediately  upon filing  pursuant to paragraph  (b)
            |X| on  May 1, 1999 pursuant to paragraph (b)
            |_| 60 days after filing pursuant to  paragraph  (a)(i)
            |_| on  pursuant  to  paragraph (a)(i)


         If appropriate, check the following box:
         _____ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

          CROSS REFERENCE SHEET
                              Pursuant to Rule 495


                    Showing Location in Part A (Prospectus),
             Part B (Statement of Additional Information) and Part C
           of Registration Statement Information Required by Form N-4

                                     PART A

Item of Form N-4                                                 Prospectus Caption

1.   Cover Page...............................................    Cover Page

2.   Definitions..............................................    Definitions

3.   Synopsis.................................................    Summary

4.   Condensed Financial Information..........................    Not Applicable

5.   General
     (a)                                             Depositor         Transamerica Occidental Life
Insurance Company;
                                                                       Additional Information about
Transamerica
                                                                       Occidental Life Insurance Company;
     (b)                                            Registrant         The Variable Account
     (c)                                     Portfolio Company         The Funds
     (d)                                       Fund Prospectus         The Funds
     (e)                                         Voting Rights         Voting Rights

6.   Deductions and Expenses..................................
     (a)                                               General         Charges and Deductions
     (b)                                          Sales Load %         Contingent Deferred Sales Load
     (c)                                 Special Purchase Plan         Not Applicable
     (d)                                           Commissions         Distribution of the Contracts
     (e)                                         Fund Expenses         The Funds
     (f)                                    Operating Expenses         Variable Account Fee Table

7.   Contracts
     (a)                                   Persons with Rights         The Contract; Cash
Withdrawals; Death Benefit;
                                                                       Voting Rights
     (b)                           (i)   Allocation of Premium
                 Payments.....................................    Allocation of Purchase Payments
           (ii)  Transfers....................................    Transfers
           (iii) Exchanges....................................    Federal Tax Matters
     (c)                                               Changes         Addition, Deletion, or
Substitution

     (d)                                             Inquiries         Summary; Available Information

8.   Annuity Period...........................................    Annuity Payments

9.   Death Benefit............................................    Death Benefit

10.        Purchase and Contract Balances

     (a)                                             Purchases         Contract Application and
Purchase Payments
     (b)                                             Valuation         Participant Account Value
     (c)                                     Daily Calculation         Variable Accumulated Value
     (d)                                           Underwriter         Distribution of the Contracts

11.        Redemptions
     (a)                                    By Contract Owners         Withdrawals; Systematic
Withdrawal Option;
                                                                       Automatic Payout Option
           By Annuitant.......................................    Not Applicable
     (b)                                             Texas ORP         Not Applicable
     (c)                                           Check Delay         Cash Withdrawals
     (d)                                                 Lapse         Not Applicable
     (e)                                             Free Look         Definitions; Summary; Contract
Application and
           ...................................................    Purchase Payments

12.        Taxes..............................................    Federal Tax Matters

13.        Legal Proceedings..................................    Legal Proceedings

14.        Table of Contents for the
     Statement of
     Additional Information...................................    Statement of Additional Information Table
of
                                                                  Contents

                                                          PART B

Item of Form N-4                                                                Statement of Additional
                                                                                Information Caption

15.        Cover Page.........................................    Cover Page

16.        Table of Contents..................................    Table of Contents

17.        General Information
     and History..............................................    (Prospectus) Transamerica Occidental Life
                                                                  Insurance Company; (Prospectus)
Additional
                                                                  Information About Transamerica
Occidental Life
                                                                  Insurance Company

18.        Services...........................................
     (a)                                     Fees and Expenses
           of Registrant......................................    (Prospectus) Variable Account Fee Table;
                                                                  (Prospectus) The Funds
     (b)                                  Management Contracts         (Prospectus) Third Party
Administration
     (c)                                             Custodian         Records and Reports;
Safekeeping of Account
                                                                       Assets
           Independent Auditors  .............................    (Prospectus) Accountants
     (d)                                  Assets of Registrant         Not Applicable
     (e)                                     Affiliated Person         Not Applicable
     (f)                                 Principal Underwriter         Not Applicable


19.        Purchase of Securities
     Being Offered............................................    (Prospectus) The Contract
     Offering Sales Load......................................    (Prospectus) Contingent Deferred Sales
Load

20.        Underwriters.......................................    (Prospectus) Distribution of the Contracts
21.        Calculation of Performance
     Data.....................................................    (Prospectus) Performance Data; Calculation of
                                                                  Yields and Total Returns
22.        Annuity Payments...................................    (Prospectus) Annuity Payments; Annuity
Period
23.        Financial Statements...............................    Financial Statements


                                                PART C -- OTHER INFORMATION

Item of Form N-4                                                       Part C Caption

24.        Financial Statements
     and Exhibits.............................................    Financial Statements and Exhibits
     (a)                                  Financial Statements         Financial Statements
     (b)                                              Exhibits         Exhibits

25.        Directors and Officers of
     the Depositor............................................    Directors and Officers of the Depositor

26.        Persons Controlled By or Under Common Control
     with the Depositor or Registrant                                  Persons Controlled By or
Under Common Control
                                                                       with the Depositor or Registrant

27.        Number of Contract Owners..........................    Number of Contract Owners

28.        Indemnification....................................    Indemnification

29.        Principal Underwriters.............................    Principal Underwriters

30.        Location of Accounts
     and Records..............................................    Location of Accounts and Records

31.        Management Services................................    Management Services

32.        Undertakings.......................................    Undertakings

     Signature Page...........................................    Signature Page

                                                         1
                                 PROFILE OF THE
        DREYFUS/TRANSAMERICATRIPLE ADVANTAGE(R)VARIABLE AND FIXED ANNUITY
                                    Issued by
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                   May 1, 1999

This profile is a summary of some of the more important points that you should know and consider before purchasing a contract. The contract is more fully described in the full prospectus which accompanies this profile. Please read the prospectus carefully.

1. The Annuity Contract. The Dreyfus/Transamerica Triple Advantage is a contract between you and Transamerica Occidental Life Insurance Company with both "variable" and "guaranteed" investment options. In the contract, you can invest in your choice of 20 sub-accounts corresponding to 20 funds ("portfolios") in the variable account or in the guaranteed periods of the fixed account from us. You could gain or lose money you invest in the portfolios, but you could also earn more than investing in the fixed account options. We guarantee the safety of money invested in the fixed account options. The fixed account and some of the portfolios may not be available in all states.

         The contract is a deferred annuity, which means it has two phases: the accumulation phase and the annuity phase. During the accumulation phase you can make additional purchase payments to the contract, transfer your money among the investment options, and withdraw some or all of your investment. During this phase, earnings accumulate on a tax-deferred basis for individuals, but if you withdraw money, some or all of it may be taxable.
Tax deferral is not available for corporations and some trusts.

         During the annuity phase we will make periodic payments to you. The dollar amount of the payments may depend on the amount of money invested and earned during the accumulation phase (and other factors, such as age and sex).

2. The Annuity Payments. You can generally decide when to end the accumulation phase and begin receiving annuity payments from us. You can choose fixed annuity payments, where the dollar amount of each payment generally stays the same, or variable payments that go up or down in dollar amount based on the investment performance of the portfolios you select. You can choose among payments for the lifetime of an individual, or payments for the longer of one lifetime or a guaranteed period of 10, 15, or 20 years, or payments for one lifetime and the lifetime of another individual.

3. Purchasing a Contract. Generally, you must invest at least $5,000 to purchase a contract, and then you can make more investments of at least $500 each ($100 each if made under the automatic payment plan and deducted from your bank account). You may cancel your contract during the free look period explained in item 10 on page 5 of this profile.

         The Triple Advantage variable annuity is designed for long-term tax-deferred accumulation of assets, generally for retirement or other long-term goals. Individuals in high tax brackets get the most benefit from the tax deferral feature. You should not make an investment in the contract for short-term purposes or if you cannot take the risk of losing some of your investment.




4. Investment Options. VARIABLE ACCOUNT: You can invest in any of the sub-accounts corresponding to the following 20 Portfolios:

         Money Market ...   Capital Appreciation          International Value
Transamerica Growth
         Special Value ..   Stock Index                   Disciplined Stock
Core Value
         Zero Coupon 2000   Socially Responsible Growth   Small Company Stock
MidCap Stock
         Quality Bond ...   Growth and Income             Balanced
Founders Growth
         Small Cap ......   International Equity    Limited Term High Income
Founders Passport

         These portfolios are described in their own prospectuses. You can earn or lose money in any of these portfolios. All portfolios may not be available in all states.

         FIXED ACCOUNT: In most states, you can also invest in a fixed account option, where we guarantee the principal invested plus at least 3% annual interest.

5. Expenses. The contract provides many benefits and features that you do not get with a regular mutual fund. It costs us money to provide these benefits, so there are charges in connection with the contract. If you withdraw your money within seven years of investing it, there may be a withdrawal charge of up to 6% of the amount invested. Once each contract year we deduct an account fee of no more than $30 (there is no fee if your account value is over $50,000). Insurance and administrative charges of 1.40% per year are charged against your average daily value in the variable account and a $10 fee for transfers over 18 in one year. Advisory fees are also deducted by the portfolios' manager, and the portfolios pay other expenses which, in total, vary from 0. 26% to 2.10% per year of the amounts in the portfolios. Finally, there might be premium taxes ranging from 0 to 3.5% of your investment and/or on amounts you use to purchase annuity benefits (depending on your state's law).

         The following chart shows these charges (except transfer fees premium taxes). The $30 annual account fee is not included in the first column because the fee is waived for account values over $50,000 and the approximate average account value is over $50,000. The third column is the sum of the first two. The examples in the last two columns show the total amounts you would be charged, in dollars, if you invested $1000, the investment grew 5% each year, and you withdrew your entire investment after one year or ten years. Year one includes the withdrawal charge and year ten does not.

EXAMPLES:
                                Annual        Annual                        Total Expenses     Total Expenses
Portfolio/                     Insurance    Portfolio      Total Annual        at end of          at end of
Sub-Account                     Charges      Charges         Charges           One Year           Ten Years
-----------                     -------      -------         -------           --------           ---------
Money Market                     1.40%        0.56%           1.96%               $71               $229
Special Value                    1.40%        0.83%           2.23%               $74               $256
Zero Coupon 2000                 1.40%        0.59%           1.99%               $71               $232
Quality Bond                     1.40%        0.73%           2.13%               $73               $246
Small Cap                        1.40%        0.77%           2.17%               $73               $250
Capital Appreciation             1.40%        0.81%           2.21%               $73               $254
Stock Index                      1.40%        0.26%           1.66%               $68               $197
Socially Responsible             1.40%        0.80%           2.20%               $73               $253
Growth and Income                1.40%        0.78%           2.18%               $73               $251
International Equity             1.40%        0.99%           2.39%               $75               $273
International Value              1.40%        1.29%           2.69%               $78               $302
Disciplined Stock                1.40%        0.88%           2.28%               $74               $262
Small Company                    1.40%        0.98%           2.38%               $75               $272

Balanced                         1.40%        0.87%           2.27%               $74               $261
Limited Term High Income         1.40%        1.09%           2.49%               $76               $283
Transamerica Growth              1.40%        2.10%           2.49%               $74               $258
CoreValue                        1.40%        2.10%           3.50%               $75               $274
MidCap Stock                     1.40%        1.89%           3.29%               $75               $274
Founders Growth                  1.40%        1.50%           2.90%               $80               $322
Founders Passport                1.40%        1.00%           2.40%               $75               $274

Expense information regarding the portfolios has been provided by the funds. We have no reason to doubt the accuracy of the information, but have not verified those figures. In preparing the table above and the examples that follow, we have relied on the figures provided by the funds. These figures are for the year ended December 31, 1998. Actual expenses in future years may be higher or lower than the figures given above.

6. Federal Income Taxes. Individuals generally are not taxed on increases in the contract value until a distribution occurs (e.g., a withdrawal or annuity payment) or is deemed to occur (e.g., a pledge, loan, or assignment of the contract). If you withdraw money, earnings come out first and are taxed. Generally, some portion (sometimes all) of any distribution or deemed distribution is taxable as ordinary income. In some cases, income taxes will be withheld from distributions. If you are under age 59 1/2 when you withdraw money, an additional 10% federal tax penalty may apply on the withdrawn earnings. Certain owners that are not individuals may be currently taxed on increases in the contract, whether distributed or not.

7. Access to Your Money. You can generally take money out at any time during the accumulation phase. A withdrawal charge of up to 6% of a purchase payment may be assessed by us, but no withdrawal charge will be assessed on money that has been in the contract for seven years. In certain cases, the withdrawal charge may be waived if you are in a hospital or nursing home for a long period or, in some states, if you are diagnosed with a terminal illness. After the first contract year, you may withdraw the greater of accumulated earnings or 15% of purchase payments received at least one but less than seven years ago. Additionally, at any time you can withdraw accumulated earnings on your purchase payments not previously withdrawn without a withdrawal charge.

You may have to pay income taxes on amounts you withdraw and there may also be a 10% tax penalty if you make withdrawals before you are 59 1/2 years old.

If you withdraw money from the fixed account option prematurely, you will generally forfeit some of the interest that you earned, but you will always receive the principal you invested plus 3% interest.

8. Past Investment Performance. The value of the money you allocate to the sub-account(s) will go up or down, depending on the investment performance of the portfolios you pick. The following chart shows the past investment performance on a year by year basis for each sub-account. These figures have already been reduced by the insurance charges, the account fee, the fund manager's fee and all the expenses of the mutual fund portfolio, but these figures do not include the withdrawal charge, which would reduce performance if it applied. Remember, past performance is no guarantee of future performance or earnings.



                                  CALENDAR YEAR
PORTFOLIO/
SUB-ACCOUNT         1998       1997       1996       1995      1994       1993       1992       1991       1990
-----------         ----       ----       ----       ----      ----       ----       ----       ----       ----
Money Market(1)     3.59%      3.66%      3.53%     4.21%      3.00%      1.86%      2.71%      4.54%       N/A

Special Value(1)   14.02%     21.36%     (5.67%)   (0.48%)    (3.48%)    26.74%     (0.41%)     8.99%       N/A
Zero      Coupon    5.71%      5.45%      1.10%     16.35%    (5.41%)    13.52%      7.29%     17.14%      6.28%
2000(1)
Quality Bond(1)     3.96%      7.83%      1.63%     18.91%    (6.17%)    13.66%     10.45%     12.47%       N/A
Small Cap(1)       (4.86%)    15.06%     15.06%     28.84%     4.95%     65.77%     68.98%     156.07%      N/A
Capital            28.34%     26.21%     22.71%     32.82%     1.45%       N/A        N/A        N/A        N/A
Appreciation(2)
Stock Index(1)     26.37%     31.05%     19.80%     35.92%    (0.60%)     7.75%      5.55%     27.98%     (6.52%)
Socially           27.52%     26.59%     19.00%     33.67%    (0.08%)      N/A        N/A        N/A        N/A
Responsible(3)
Growth       and   10.19%     14.53%     18.63%     59.58%      N/A        N/A        N/A        N/A        N/A
Income(4)
International       2.97%      8.02%      9.82%     6.62%       N/A        N/A        N/A        N/A        N/A
Equity(4)
International       7.16%      7.13%       N/A       N/A        N/A        N/A        N/A        N/A        N/A
Value(5)
Disciplined        24.90%     29.62%       N/A       N/A        N/A        N/A        N/A        N/A        N/A
Stock(5)
Small    Company   (7.35%)    20.01%       N/A       N/A        N/A        N/A        N/A        N/A        N/A
Stock(5)
Balanced(6)        20.57%       N/A        N/A       N/A        N/A        N/A        N/A        N/A        N/A
Limited     Term   (1.17%)      N/A        N/A       N/A        N/A        N/A        N/A        N/A        N/A
High
  Income(6)
Transamerica         N/A        N/A        N/A       N/A        N/A        N/A        N/A        N/A        N/A
Growth(7)
Core Value(7)        N/A        N/A        N/A       N/A        N/A        N/A        N/A        N/A        N/A
MidCap Stock(7)      N/A        N/A        N/A       N/A        N/A        N/A        N/A        N/A        N/A
Founders             N/A        N/A        N/A       N/A        N/A        N/A        N/A        N/A        N/A
Passport(8)
Founders             N/A        N/A        N/A       N/A        N/A        N/A        N/A        N/A        N/A
Growth(8)


(1) Sub-Account Inception 1-4-93            (4) Sub-Account Inception 12-15-94
(2) Sub-Account Inception 4-5-93             (5) Sub-Account Inception 5-1-96
(3) Sub-Account Inception 10-7-93           (6) Sub-Account Inception 5-1-97

(7) Sub-Account Inception 5-1-98
 (8) Sub-Account Inception 5-1-99

Data is for full years only. The Transamerica Growth, Core Value, MidCap Stock, Founders Growth and Founders Sub-Accounts were not in operation for all of 1998, therefore no performance is reported for these Portfolios/Sub-Accounts.

9. Death Benefit. If you or the annuitant die during the accumulation phase, the beneficiary is guaranteed by us to receive a death benefit of at least the amount you invested (less any amounts you have already withdrawn), even if your investment has lost money because of the investment performance of the portfolios you picked.
         The death benefit will be the greatest of: (1) the account value; (2) a seven-year step-up death benefit, which is the highest account value on the most recent seven year anniversary of your purchase of the contract (adjusted for additional investments and any withdrawals since that anniversary less premium taxes applicable to those withdrawals); or (3) your investments, less withdrawals and any premium taxes applicable to that withdrawal, compounded at 5% annual effective interest (the 5% interest stops when you, your joint owner, or the annuitant reaches age 75, or when it has doubled the amount of your investment, whichever is earlier).

10. Other Information. The contract offers other features you might be interested in. These features may not be available in all states and may not be suitable for your particular situation. Some of these features include:

         FREE LOOK. After you get your contract, you have ten days to look it over and decide if it is really right for you (this period may be longer in certain states). If you decide not to keep the contract, you can cancel it during this period, and you will get back the amount of your investment that you allocated to the fixed account and the current value of the amounts you allocated to the variable account (without any withdrawal charges). Certain laws may require that if you cancel during this period, you are entitled to get back the greater of your full investment or the account value. If one of these laws apply, then during this "free look" period your investment allocated to the variable account, may be placed in the Money Market Portfolio (depending upon the state in which the contract is sold).

TELEPHONE TRANSFERS. You can generally arrange to transfer money between the investments in your contract by telephone.

         DOLLAR COST AVERAGING. You can instruct us to automatically transfer amounts from the purchase payments you allocated to the Money Market, Limited Term High Income or Quality Bond sub-accounts, or possibly from another sub-account or a guarantee period of the fixed account, to any of the other sub-accounts each month. Dollar Cost Averaging is intended to give you a lower average cost per share or unit than a single, one time investment, but it does not assure a profit or protect against loss and is intended to continue for some time.

         AUTOMATIC ASSET REBALANCING. The performance of each sub-account may cause the allocation of value among the sub-accounts to change. You may instruct us to periodically automatically rebalance the amounts in the sub-accounts by reallocating amounts among them.

         SYSTEMATIC WITHDRAWAL OPTION. You can arrange to have us send you money automatically each month out of your contract during the accumulation phase. There are limits on the amounts, but the withdrawal charge will not apply (the payments may be taxable and subject to the penalty tax if you are under age 59 1/2).

AUTOMATIC PAYOUT OPTION. If you have certain qualified contracts (for example: a non-Roth IRA), you can arrange to have the minimum distributions required by the IRS to be automatically paid to you.

11. INQUIRIES.  You can get more information and have your questions answered by
writing  or  calling:   Transamerica  Annuity  Service  Center  P.O.  Box  31848
Charlotte, North Carolina 28231-1848 800-258-4260

PROSPECTUS FOR THE

Dreyfus/Transamerica Triple Advantage(r) Variable Annuity
A Flexible Purchase Payment Deferred Variable Annuity

Issued By

Transamerica Occidental Life Insurance Company

Offering 20 Sub-Accounts within the Variable Account
Designated as Separate Account VA-2L

In Addition to:

A Fixed Account


* This prospectus contains
        information you should
Variable Account Options

Money   Market know before investing.
Special Value

Zero Coupon 2000
* Please keep this prospectus
Quality Bond
        for future reference.
Small Cap

Capital Appreciation
* You can obtain more information about
Stock Index
the contract by requesting a copy of the Statement of Additional Information or SAI dated May 1, 1999. The SAI is available free by writing to Transamerica Occidental Life Insurance Company, Annuity Service Center,
Growth and Income
International Equity
International Value
Disciplined Stock
Small Company Stock
Balanced
        P.O. Box 31848,
        Charlotte, NC 28231-1848 or
        by calling 800-258-4260.

The current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The table of contents of the SAI is included on page 52 of this prospectus.


* The SEC's web site is
              http://www.sec.gov
Limited Term High Income
Portfolios of Dreyfus Investment Portfolios

Core Value
MidCap Stock
Founders Growth
Founders Passport
Portfolios of Dreyfus Variable Investment Fund

Dreyfus Stock Index Fund

The Dreyfus Socially Responsible Growth Fund, Inc.

Growth Portfolio of Transamerica Variable Insurance Fund, Inc.
* Transamerica's web site is

http://www.transamerica.com


Neither the SEC nor any state securities commission has approved this investment offering or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


May 1, 1999

SUMMARY 4
PERFORMANCE DATA        13
TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
AND THE VARIABLE  ACCOUNT       15
        Transamerica Occidental Life Insurance Company  15
        Published Ratings       15
        Insurance Marketplace Standards Association     15
        The Variable Account    15
THE FUNDS       16
        Addition, Deletion or Substitution      21
THE FIXED ACCOUNT       21
THE CONTRACT    23
CONTRACT APPLICATION AND PREMIUMS       24
        Purchase Payments       24
        Allocation of Purchase Payments 25
        Investment Option Limit 25
ACCOUNT VALUE   25
TRANSFERS       27
        Before the Annuity Date 27
        Possible Restrictions   28
        Dollar Cost Averaging   28
        Special Dollar Cost Averaging Option    29
        Automatic Asset Rebalancing     29
        After the Annuity Date  29
CASH WITHDRAWALS        29
        Withdrawals     29
        Systematic Withdrawal Option    31
        Automatic Payout Option 32
DEATH BENEFIT   32
        Payment of Death Benefit        32
        Designation of Beneficiaries    33
        Death of Annuitant Before the Annuity Date      33
        Death of Owner Before the Annuity Date  33
        Death of Annuitant or Owner After the Annuity Date      33
CHARGES AND DEDUCTIONS  33
        Contingent Deferred Sales Load/Surrender Charge 34
        Administrative Charges  35
        Mortality and Expense Risk Charge       36
        Premium Taxes   37
        Transfer Fee    37
        Systematic Withdrawal Option    37
        Automatic Asset Rebalancing Option      37
        Taxes   37
        Portfolio Expenses      37
        Sales in Special Situations     37
DISTRIBUTION OF THE CONTRACT    38
ANNUITY PAYMENT 38
        Annuity Date    38
        Annuity Payment 39
        Election of Annuity Forms and Payment Options   39
        Annuity Payment Options 39
        Fixed Annuity Payment Option    40
        Variable Annuity Payment Option 40
        Annuity Forms   40
        Alternate Fixed Annuity Rates   42
QUALIFIED CONTRACTS     42
        Automatic Payout Option 42
        Restrictions under 403(b) Programs      43
FEDERAL TAX MATTERS     43
        Introduction    43
        Purchase Payments       44
        Taxation of Annuities   44
        Qualified Contracts     47
        Possible Change in Taxation     49
        Other Tax Consequences  49
YEAR 2000 ISSUE 50
LEGAL PROCEEDINGS       50
LEGAL MATTERS   50
ACCOUNTANT AND FINANCIAL STATEMENTS     50
VOTING RIGHTS   50
AVAILABLE INFORMATION   51
STATEMENT OF ADDITIONAL INFORMATION - Table of Contents 52
APPENDIX A      53
        Example of Variable Accumulation Unit Value Calculations        53
        Example of Variable Annuity Unit Value Calculations     53
        Example of Variable Annuity Payment Calculations        53
APPENDIX B      54
        Condensed Financial Information 57
APPENDIX C      58
        Definitions     58
APPENDIX D      61
        Disclosure Statement for Individual Retirement Annuities        61





SUMMARY

You will find a list of definitions of the terms used in this prospectus in Appendix B on page 54.

The Contract

We designed the flexible premium deferred variable annuity, the contract described in this prospectus, to aid individuals in long-term financial planning for retirement or other purposes. You may use the contract:

* with non-qualified plans;

* as an individual retirement annuity that qualifies for special tax treatment under Code Section 408 and whose initial purchase payment is a rollover or transfer from a qualified retirement plan receiving special tax treatment under Code Sections 401(a), 403(b) and 408, a rollover IRA; or

* as an individual retirement annuity that qualifies for special tax treatment under Code Section 408A and whose initial purchase payment is a rollover, transfer or conversion from other individual retirement plans issued under Sections 408 or 408A of the Code, a rollover Roth IRA.

Additionally, with Transamerica's prior approval, you may use the contract:

* as an IRA or Roth IRA whose initial purchase payment is limited to the contribution limitations of the Code with respect to contributory IRAs or contributory Roth IRAs under Code Sections 408 or 408A;

* as an annuity under Code Section 403(b); and

* with various types of qualified  pension and  profit-sharing  plans under Code
Section 401(a).

Variable Account Fee Table

The purpose of the following table is to help you understand the various costs and expenses that you, as the owner will bear directly and indirectly. The table reflects expenses of the variable account as well as of the portfolios. The table assumes that the entire certificate value is in the variable account. The information set forth should be considered together with the narrative provided under the heading Charges and Deductions on page 33 of this prospectus, and with the funds' prospectuses. In addition to the expenses listed below, premium taxes may be applicable.


                  Contract Transaction Expenses(1)

                  Sales Charge Imposed on Purchase Payments    0
                  Maximum Contingent Deferred Sales Load(2)   6%


Range of Contingent Deferred Sales Load Over Time

Contract Years Since                              Contingent Deferred
Premiums Receipt                                  Sales Load
Less than 2 years                                      6%
2 years but less than 4 years                          5%
4 years but less than 6 years                          4%
6 years but less than 7 years                          2%
7 or more                                              0%

                  Other Contract Expenses

                  Transfer Fee (first 18 per Contract Year)(3)            0
                  Systematic Withdrawal Fee                               0
                  Contract Fee(4)                                      $30


                  Variable Account Annual Expenses(1)

                  Mortality and Expense Risk Charges          1.25%
                  Administrative Expense Charge(5)                     0.15%
                  Other Fees and Expenses of the Variable Account      0.00%
                  Total Variable Account Annual Expenses               1.40%


                  Portfolio Annual Expenses
  (as a percentage of assets after fee waiver and/or expense reimbursement)(6)

------------------------------------------ -------------- ---------------- --------------------
                                            Management         Other         Total Portfolio
Portfolios                                      Fee          Expenses        Annual Expense
------------------------------------------ -------------- ---------------- --------------------
------------------------------------------ -------------- ---------------- --------------------
Money Market                                   0.50%           0.06%              0.56%
------------------------------------------ -------------- ---------------- --------------------
------------------------------------------ -------------- ---------------- --------------------
Special Value                                  0.75%           0.08%              0.83%
------------------------------------------ -------------- ---------------- --------------------
------------------------------------------ -------------- ---------------- --------------------
Zero Coupon 2000                               0.45%           0.14%              0.59%
------------------------------------------ -------------- ---------------- --------------------
------------------------------------------ -------------- ---------------- --------------------
Quality Bond                                   0.65%           0.08%              0.73%
------------------------------------------ -------------- ---------------- --------------------
------------------------------------------ -------------- ---------------- --------------------
Small Cap                                      0.75%           0.02%              0.77%
------------------------------------------ -------------- ---------------- --------------------
------------------------------------------ -------------- ---------------- --------------------
Capital Appreciation                           0.75%           0.06%              0.81%
------------------------------------------ -------------- ---------------- --------------------
------------------------------------------ -------------- ---------------- --------------------
Stock Index Fund                               0.25%           0.01%              0.26%
------------------------------------------ -------------- ---------------- --------------------
------------------------------------------ -------------- ---------------- --------------------
Socially Responsible Growth Fund               0.75%           0.05%              0.80%
------------------------------------------ -------------- ---------------- --------------------
------------------------------------------ -------------- ---------------- --------------------
Growth and Income                              0.75%           0.03%              0.78%
------------------------------------------ -------------- ---------------- --------------------
International Equity                           0.75%           0.24%              0.99%
------------------------------------------ -------------- ---------------- --------------------
------------------------------------------ -------------- ---------------- --------------------
International Value                            1.00%           0.29%              1.29%
------------------------------------------ -------------- ---------------- --------------------
------------------------------------------ -------------- ---------------- --------------------
Disciplined Stock                              0.75%           0.13%              0.88%
------------------------------------------ -------------- ---------------- --------------------
------------------------------------------ -------------- ---------------- --------------------
Small Company Stock                            0.75%           0.23%              0.98%
------------------------------------------ -------------- ---------------- --------------------
------------------------------------------ -------------- ---------------- --------------------
Balanced                                       0.75%           0.12%              0.87%
------------------------------------------ -------------- ---------------- --------------------
------------------------------------------ -------------- ---------------- --------------------
Limited Term High Income                       0.65%           0.44%              1.09%
------------------------------------------ -------------- ---------------- --------------------
------------------------------------------ -------------- ---------------- --------------------
Transamerica Growth                            0.75%           0.10%              0.85%
------------------------------------------ -------------- ---------------- --------------------
------------------------------------------ -------------- ---------------- --------------------
Core Value                                     0.75%           0.25%              1.00%
------------------------------------------ -------------- ---------------- --------------------
------------------------------------------ -------------- ---------------- --------------------
MidCap Stock                                   0.75%           0.25%              1.00%
------------------------------------------ -------------- ---------------- --------------------
------------------------------------------ -------------- ---------------- --------------------
Founders Growth                                0.75%           0.25%              1.00%
------------------------------------------ -------------- ---------------- --------------------
------------------------------------------ -------------- ---------------- --------------------
Founders Passport                              1.00%           0.50%              1.50%
------------------------------------------ -------------- ---------------- --------------------


Expense information regarding the portfolios has been provided by the funds. We have no reason to doubt the accuracy of the information, but have not verified those figures. In preparing the table above and the examples that follow, we have relied on the figures provided by the funds. These figures are for the year ended December 31, 1998. Actual expenses in future years may be higher or lower than the figures given above.

Notes to Fee Table:

1. The contract transaction expenses apply to each contract, regardless of how the contract value is allocated between the variable account and the fixed account. The variable account annual expenses do not apply to the fixed account.

2. You may withdraw a portion of the purchase payments each year after the first contract year without any contingent deferred sales load, or CDSL. After we have held a premium for seven contract years, you may withdraw the remaining premium payments without any contingent deferred sales load. You may always withdraw accumulated earnings without a CDSL.

3. We may charge a transfer fee equal to the lesser of $10 or 2% of the amount transferred for each transfer in excess of 18 in a contract year. We may also charge a fee of up to $25 per year if you elect the systematic withdrawal option.

4. The current annual certificate fee per contract year is the lesser of $30 or 2% of the contract value. We may change the fee annually, but it will not exceed the lesser of $60, or 2% of the contract value.

5. The current annual administrative expense charge is 0.15%. We may increase it to 0.25%.

6. From time to time, each portfolio's investment adviser, in its sole discretion, may waive all or part of its fees and/or voluntarily assume certain portfolio expenses. The expenses shown in the above portfolio annual expenses table reflect the portfolio's adviser's waiver of fees or reimbursement of expenses, if applicable, for calendar year 1998. Without such waivers or reimbursements, the management fee, other expenses and total portfolio annual expenses for 1998 would have been, as a percentage of assets, 0.75%, 0.21% and 0.96% for Transamerica Growth Fund; 0.75%, 1.35% and 2.10% for Core Value, 0.75%, 1.14% and 1.89% foro MidCap Stock; 0.75%, 1.45% and 2.20% for Founders
Growth and 1.00%, 1.67% and 2.67% for Founders Passport Portfolios.

Examples*

The following three examples reflect no account fee deduction because the approximate average account value is more than $50,000. The account fee is waived for account values over $50,000. The examples assume that the entire account value is allocated to the variable account.

These examples all assume that no transfer fees, systematic withdrawal fee or premium tax have been assessed. Premium taxes may be applicable. See Premium Taxes on page 37.

These examples show expenses without reflecting fee waivers and reimbursements for 1998.



Example 1

If you surrender the certificate at the end of the applicable time period, you would pay the following expenses on a $1,000 initial premium assuming a 5% annual return on assets:

Variable Sub-Accounts             1 Year       3 Years      5 Years        10 Years
Money Market                        $71          $104         $140           $229
Special Value                       $74          $112         $153           $256
Zero Coupon 2000                    $71          $105         $141           $232
Quality Bond                        $73          $109         $148           $246
Small Capital                       $73          $110         $150           $250
Capital Appreciation                $73          $112         $152           $254
Stock Index                         $68          $95          $124           $197
Socially Responsible Growth         $73          $111         $152           $253
Growth and Income                   $73          $111         $151           $251
International Equity                $75          $117         $162           $273
International Value                 $78          $126         $176           $302
Disciplined Stock                   $74          $114         $156           $262
Small Company Stock                 $75          $117         $161           $272
Balanced Fund                       $74          $113         $156           $261
Limited Term High Income            $76          $120         $167           $283
Transamerica Growth Fund            $74          $113         $154           $258
Core Value                          $75          $117         $162           $274
MidCap Stock                        $75          $117         $162           $274
Founders Growth                     $75          $117         $162           $274
Founders Passport                   $80          $132         $187           $322






Example 2

If you do not surrender and you do not annuitize the certificate, you would pay the following expenses on a $1,000 initial premium assuming a 5% annual return on assets:

Variable Sub-Accounts              1 Year      3 Years      5 Years        10 Years
Money Market                        $20          $62          $106           $229
Special Value                       $23          $70          $119           $256
Zero Coupon 2000                    $20          $62          $107           $232
Quality Bond                        $22          $67          $114           $246
Small Capital                       $22          $68          $116           $250
Capital Appreciation                $22          $69          $118           $254
Stock Index                         $17          $52          $90            $197
Socially Responsible Growth         $22          $69          $118           $253
Growth and Income                   $22          $68          $117           $251
International Equity                $24          $75          $128           $273
International Value                 $27          $84          $142           $302
Disciplined Stock                   $23          $71          $122           $262
Small Company Stock                 $24          $74          $127           $272
Balanced Fund                       $23          $71          $122           $261
Limited Term High Income            $25          $78          $133           $283
Transamerica Growth Fund            $23          $70          $120           $258
Core Value                          $24          $75          $128           $274
MidCap Stock                        $24          $75          $128           $274
Founders Growth                     $24          $75          $128           $274
Founders Passport                   $29          $90          $153           $322

Example 3

If you elect to annuitize at the end of the applicable period under an annuity form with life contingencies,** you would pay the following expenses on a $1,000 initial premium assuming a 5% annual return on assets:

Variable Sub-Accounts             1 Year       3 Years      5 Years        10 Years
Money Market                        $71          $62          $106           $229
Special Value                       $74          $70          $119           $256
Zero Coupon 2000                    $71          $62          $107           $232
Quality Bond                        $73          $67          $114           $246
Small Capital                       $73          $68          $116           $250
Capital Appreciation                $73          $69          $118           $254
Stock Index                         $68          $52          $90            $197
Socially Responsible. Growth        $73          $69          $118           $253
Growth and Income                   $73          $68          $117           $251
International Equity                $75          $75          $128           $273
International Value                 $78          $84          $142           $302
Disciplined Stock                   $74          $71          $122           $262
Small Company Stock                 $75          $74          $127           $272
Balanced Fund                       $74          $71          $122           $261
Limited Term High Income            $76          $78          $133           $283
Transamerica Growth Fund            $74          $70          $120           $258
Core Value                          $75          $75          $128           $274
MidCap Stock                        $75          $75          $128           $274
Founders Growth                     $75          $75          $128           $274
Founders Passport                   $80          $90          $153           $322


*In preparing the examples above, we have relied on the data provided by the funds. We have no reason to doubt the accuracy of that information. However, we have not verified those figures.

**For annuitization under a form that does not include life contingencies, a contingent deferred sales load may apply.

You should not consider these examples to represent past or future expenses. Actual expenses paid may be greater or less than those shown, subject to the guarantees in the certificate. The assumed 5% annual return is only hypothetical. It is not a representation of past or future returns. Actual returns could be greater or less than this assumed rate.



Condensed Financial Information

You will find condensed financial information on each sub-account in Appendix C on page 58. You will find the full financial statements and report of independent auditors for the variable account in the Statement of Additional Information.

The Issuer

The contract is issued by Transamerica Occidental Life Insurance Company, Transamerica, a stock life insurance company incorporate under the Laws of California on June 30, 1906. Transamerica is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which in turn is a direct subsidiary of Transamerica Corporation. Our principal office is at 1150 South Olive Street, Los Angeles, California 90015, telephone 213-742-2111.

On February 18, 1999, Transamerica Corporation announced that it had signed a merger agreement with AEGON N.V., one of the world's leading international insurance groups, providing for AEGON's acquisition of all of Transamerica's outstanding common stock for a combination of cash and AEGON stock worth $9.7 billion. The closing of the transaction is expected to occur during the summer of 1999.

We will issue the contract as a certificate under a group annuity contract in some states and as an individual annuity contract in other states. This contract is not available in all states.


This prospectus does not offer the sub-accounts or the fixed account in any jurisdiction where they are not allowed to be sold. We do not authorize any dealer, salesperson or other person to give information or make representations not contained in this prospectus. You should not rely on any information or representation that is not in this prospectus.

Account Value

We will establish and maintain an account for each individual annuity contract and for each certificate issued under a group contract. You, as owner, will receive either an individual annuity contract, or a certificate evidencing your coverage under a group annuity contract.

Before the annuity date, the account value will depend on the investment experience of each sub-account of the variable account you select. This does not apply to the fixed account. All payments and values provided under the contract when based on the investment experience of the variable account are variable and are not guaranteed as to dollar amount. Therefore, before the annuity date you, as the owner, bear the entire investment risk for amounts you allocate to the variable account.

There is no guaranteed or minimum cash surrender value, so the proceeds of a surrender could be less than the total purchase payments.

Initial Purchase Payment

The initial purchase payment for each contract must generally be at least $5,000. We will waive this minimum if the contract is sold as a qualified contract to certain retirement plans. Generally, each additional purchase payment must be at least $500. We will waive this minimum if you select an automatic payment plan. In no event, however, may the total of all purchase payments under a contract exceed $1,000,000 without our prior approval. The minimum net purchase payment that you may allocate to a sub-account with no current allocations is $500. The minimum amount that you can allocate to a new guarantee period is $1,000. See Contract Application and Purchase Payments on page 24.

The Variable Account

The variable account is a separate account, designated as Separate Account VA-2L, divided into sub-accounts. Assets of each sub-account are invested in a specified mutual fund portfolio. Each sub-account uses its assets to purchase, at their net asset value, shares of a specific series or portfolio of the following funds:

* Dreyfus Variable Investment Fund;

* Dreyfus Investment Portfolios;

* Growth Portfolio of Transamerica Variable Insurance Fund, Inc.;

* Dreyfus Stock Index Fund; or

* The Dreyfus Socially Responsible Growth Fund, Inc.

The Sub-Accounts

The following 20 sub-accounts are currently available for investment in the variable account:

* Money Market
* Special Value
* Zero Coupon 2000
* Quality Bond
* Small Cap
* Capital Appreciation
* Stock Index
* Socially Responsible Growth * Growth and Income * International Equity * International Value * Disciplined Stock * Small Company Stock * Balanced * Limited Term High Income * Transamerica Growth * Core Value * MidCap Stock * Founders Growth * Founders Passport
        Each portfolio has distinct investment objectives and policies. These are described in the accompanying prospectuses for the funds. The funds pay their investment adviser and administrators certain fees charged against the assets of each portfolio. The account value, if any, and the amount of any variable annuity payments will vary to reflect the investment performance of all of the sub-accounts you select and the deduction of the charges. See Charges and Deductions on 33.

Each portfolio has distinct investment objectives and policies, which are described in the accompanying prospectuses for the funds. See Charges and Deductions on page 33. For more information about the funds see The Funds on page 16 and the accompanying funds' prospectuses.

The Fixed Account

        Each amount you initially allocate or transfer to the fixed account will establish a new guarantee period. Each guarantee period will have its own guaranteed interest rate with its own expiration date. The minimum interest rate will be 3% per year. You must allocate at least $1,000 to a new guarantee period. If you withdraw or transfer amounts from a guarantee period before its expiration date, you will generally be subject to an interest adjustment. This will reduce the interest credited to the amount withdrawn to 3%, which is the minimum annual rate.

Investment Option Limit

        Currently, you may not elect more than a total of eighteen investment options over the life of the contract. Investment options include each sub-account of the variable account and each guaranteed period of the fixed account.


Transfers Before the Annuity Date

        Before the annuity date, you may make transfers among the sub-accounts and the guarantee periods of the fixed account. A "transfer" is the reallocation of amounts between the guaranteed periods of the fixed account and the sub-accounts, among the guarantee periods of the fixed account, and among sub-accounts.

We charge a fee equal to the lesser of $10 or 2% of the transfer amount for each transfer in excess of 18 per contract year. Transfers under certain programs, such as Dollar Cost Averaging, will not count towards the 18 free transfers per contract year. If you transfer amounts from a guarantee period before its expiration date, it will generally be subject to an interest adjustment. This will reduce the interest credited to 3%, the minimum annual rate.

Withdrawals

You may withdraw all or part of the cash surrender value on or before the annuity date. However, amounts you withdraw may be subject to a contingent deferred sales load, depending on how long the withdrawn purchase payments have been held under the contract. Amounts you withdraw may be subject to a premium tax or similar tax, depending upon the state in which the you live. Withdrawals may further be subject to any federal, state or local income tax, and a penalty tax. Withdrawals from qualified contracts may be subject to severe restrictions. Except for IRAs and Roth IRAs, qualified contracts are sold only with our prior approval. We will generally deduct the annual account fee on a full surrender of a contract. We will allow only one, and in some states no, partial withdrawal while the systematic withdrawal option is in effect. If you transfer amounts from a guarantee period before its expiration date, it will generally be subject to an interest adjustment. This will reduce the interest credited to 3%, the minimum annual rate. See Cash Withdrawals on page 29.

The Contingent Deferred Sales Load/
Surrender Charge

We do not deduct a sales charge from purchase payments, although we may deduct premium taxes.


However, if any part of the account value is withdrawn, we may assess a contingent deferred sales load/surrender charge of up to 6% of purchase payments withdrawn to cover certain expenses relating to the sale of the contracts, including commissions to registered representatives and other promotional expenses. We guarantee that the total contingent deferred sales load will never exceed 6% of the purchase payments.

After we have held a purchase payment for seven contract years, you, as the owner, may withdraw the remaining purchase payment without a contingent deferred sales load/surrender charge. You may make withdrawals each contract year before the annuity date up to the allowed amount described below without incurring a contingent deferred sales load.

The allowed amount is equal to:

* during the first certificate year, the accumulated earnings not previously withdrawn;

* after you have held your certificate for at least one full certificate year, and only for the first withdrawal in a certificate year, the sum of:

1. 100% of purchase payments not previously withdrawn and received at least seven contract years before the date of withdrawal; plus,

2.      the greater of:

a) the accumulated earnings not previously withdrawn; or,

b) 10% of purchase payments received at least one but less than seven complete contract years before the date of withdrawal not reduced to take into account any withdrawals deemed to be made from such purchase payments.

* after the first contract year and after the first withdrawal in a contract year, the sum of:

1. 100% of purchase payments not previously withdrawn and received at least seven complete contract years before the date of withdrawal; plus, 2. accumulated earnings not previously withdrawn.

Withdrawals will always be made first from accumulated earnings, and then from purchase payments on a first-in, first-out basis. So, accumulated earnings could be withdrawn as part of the first withdrawal in a contract year and, therefore, not be available for withdrawals made later that contract year. The accumulated earnings, if any, in your account value are always available as the allowed amount. You cannot withdraw any purchase payment deposited by check until that check clears.

We will waive the contingent deferred sales load/surrender charge on a withdrawal if the owner is confined to a hospital or nursing care facility for 45 days (30 days in Pennsylvania) out of a continuous 60 day period, and if other conditions are met. We will also waive the contingent deferred sales load in some states if the owner is diagnosed with a terminal illness after the first contract year. The illness must reasonably be expected to result in death within twelve months. See Contingent Deferred Sales Load/Surrender Charge on page 34 and Cash Withdrawals on page 29.

Other Charges and Deductions

We deduct a daily charge referred to as the Mortality and Expense Risk Charge. This charge is equal to a percentage of the value of the net assets in the variable account for the mortality and expense risks assumed. The effective annual rate of this charge is 1.25% of the value of the net assets in the variable account attributable to your contract. See Mortality and Expense Risk Charge on page 36. We guarantee that this mortality and expense risk charge will not be increased.

We also deduct a daily charge referred to as the Administrative Expense Charge equal to a percentage of the value of the net assets in the variable account corresponding to an effective annual rate of 0.15% to help cover some of the costs of administering the contract and the variable account. This charge may change, but it is guaranteed not to exceed a maximum effective annual rate of 0.25%. See Administrative Charges on page 35.

There is also an administrative charge each year for contract maintenance, referred to as the Account Fee. This fee is currently $30, or 2% of the account value, if less. It will not be assessed for contract years in which the account value exceeds $50,000 on the last business day of the contract year or as of the date the contract is surrendered. We will deduct the account fee at the end of the contract year or when you surrender the contract, if earlier. We may change the account fee for any contract year. But we guarantee it will not exceed the lesser of $60 or 2% of the account value.

After the annuity date this fee is referred to as the annuity fee. The annuity fee is $30 and will not change.

Currently we impose no fee for the systematic withdrawal option. But we reserve the right to charge for this option in the future.

A fee or $10 or 2% of the transfer amount, whichever is less, is imposed for each transfer in excess of eighteen during a contract year. See Transfer Fee on page 37.

Charges for state premium taxes, including retaliatory premium taxes, will be imposed in some states. Depending on the applicability of such state taxes, we could deduct the charges from premiums, from amounts withdrawn, and/or from the annuity purchase amount upon annuitization. See Premium Taxes on page 37.

In addition, if you withdraw or transfer amounts out of a guarantee period of the fixed account before its expiration date, it will generally be subject to an interest adjustment. This will reduce the interest earned on that amount to 3%, the minimum annual rate.

Annuity Payments

        We will make annuity payments either on a fixed basis or a variable basis, or a combination of a fixed and variable basis, as you select. You have flexibility in choosing the annuity date. In no event may the annuity date be later than the first day of the month immediately preceding the month of your 85th birthday or the first day of the month coinciding with or next following the tenth contract anniversary, whichever occurs last. This extension of the annuity date to the tenth contract anniversary may not be available in all states. The annuity date cannot be earlier than the first day of the month coinciding with or immediately following the third contract anniversary, except for qualified contracts. We will begin annuity payments on the first day of the calendar month following the annuity date.
        You have a choice of four annuity forms:

(1) Life Annuity;

(2) Life and Contingent Annuity;

(3) Life Annuity with Period Certain; and

(4) Joint and Survivor Annuity.

Payments on Death Before the Annuity Date

        The death benefit will be equal to the greatest of:

1. the account value;

2. a seven-year step-up benefit, which is the greatest account value determined as of the seventh contract anniversary and at each succeeding contract anniversary occurring at seven year intervals thereafter (adjusted for additional purchase payments and withdrawals since that anniversary, less premium taxes applicable to those withdrawals); or

3. purchase payments, less withdrawals and premium taxes applicable to those withdrawals, compounded at 5% annual effective interest rate (the 5% interest stops when an owner or the annuitant reaches age 75, or when it has doubled the amount of your investment, less withdrawals and any premium taxes applicable to those withdrawals, whichever is earlier).

We will generally pay the death benefit within seven days of receipt of the required proof of death of the owner or the annuitant. We must have sufficient information about the beneficiary to make the payment. We must receive the beneficiary's election of the method of settlement. If we receive no election of the settlement method, we will pay the death benefit no later than one year from the date of death. We do not charge a contingent deferred sales load or interest adjustment. The beneficiary may elect to receive the death benefit as either a lump sum or as an annuity.



Federal Income Tax Consequences

An owner who is a natural person, meaning an individual, rather than a corporation or trust, generally should not be taxed on increases in the account value until a distribution under the contract occurs. A withdrawal or annuity payment, for example, would qualify as a distribution, thereby triggering a taxable event. A deemed distribution would also trigger a taxable event. Deemed distributions occur when owners pledge, loan, or assign a contract as collateral.

Generally, a portion, up to 100%, of any distribution or deemed distribution is taxable as ordinary income. The taxable portion of distributions is generally subject to income tax withholding unless the recipient elects otherwise. Mandatory withholding may apply for certain qualified contracts. In addition, a federal penalty tax may apply to certain distributions or deemed distributions.

Right to Cancel

You have the right to examine the contract for a limited period, known as a free look period. You can cancel the contract by delivering or mailing a written notice of cancellation, or sending a telegram to our service center. You must do this before midnight of the tenth day (or longer if required by state law) after you receive the contract. If you give us notice and return the contract by mail, notice will be effective on the date we receive the notice. The amount of the refund may depend on the state of issuance. In most cases, we will refund the purchase payments allocated to the fixed account plus the variable accumulated value as of the date we receive the written notice and the contract. In other cases, including all IRAs or when the owner is a certain age in certain states, we will refund the greater of the purchase payments or the account value as of the date we receive the written notice and the contract. In certain situations, we will allocate the purchase payments received before or during the free look period among the guarantee periods of the fixed account and sub-accounts of the variable account according to your instructions. In certain situations, when we receive the purchase payments before or during the free look period which you have allocated to the fixed account, we will allocate the purchase payments to the guarantee periods as you instructed. But if you allocate the purchase payments to the sub-accounts of the variable account, we will hold them in the money market sub-account until the estimated end of the free look period (allowing 5 days for delivery of the contract by mail). You should consult your registered representative or investment adviser (or see their contract) for the applicable provision. See Purchase Payments page 24 and Account Value page 25.

You may request more information by writing:

Transamerica Annuity Service Center
P.O. Box 31848
Charlotte, North Carolina
28231-1848
or
Call 1-800-258-4260

with any questions concerning your contract.

You should provide the contract number and the owner's and annuitant's names when requesting information regarding a specific contract.

NOTE: The foregoing summary is qualified in its entirety by the detailed information in the remainder of this prospectus and in the prospectuses for the funds. They should be referred to for more detailed information.

For qualified contracts, limits or restrictions may be imposed on purchase payments, withdrawals, distributions, benefits or other contract provisions due to:

* the requirements of a particular retirement plan;

* an endorsement to the contract; or

* limitations or penalties imposed by the Code or the Employee Retirement Income Security Act of 1974, as amended.

This prospectus does not describe such limitations or restrictions.

PERFORMANCE DATA

Advertising of Yields

From time to time, we may advertise yields and average annual total returns for the sub-accounts of the variable account. In addition, we may advertise the effective yield of the Money Market Sub-Account.

These figures will be based on historical information and are not intended to indicate future performance.

Yield Calculations

The yield of the Money Market Sub-Account refers to the annualized income generated by an investment in that sub-account over a specified seven-day period.

The yield is calculated by assuming:

* the income generated for that seven-day period is generated each seven-day period over a 52-week period; and

* it is shown as a percentage of the investment.

The effective yield is calculated similarly but, when annualized, the income earned by an investment in that sub-account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the com-pounding effect of this assumed reinvestment.

The yield of a sub-account, other than that of the Money Market Sub-Account, refers to the annualized income generated by an investment in the sub-account over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a twelve-month period and is shown as a percentage of the investment.

The yield calculations do not reflect the effect of any contingent deferred sales load or premium taxes that may apply to a particular contract. When the contingent deferred sales load is applied to a particular contract, the yield of that contract will be reduced. For additional information about how yields and total returns are calculated, please refer to the Statement of Additional Information.

Total Returns

Average annual total returns for each sub-account are based on performance data compiled since the sub-account commenced operations. Performance results are also measured over 1, 5 and 10 year time periods. When average annual total returns for these periods are available, you will be provided with this information. Each return will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment. This will include the deduction of any applicable contingent deferred sales load, but exclude the deduction of any premium taxes. These returns will represent the periods for which total return quotations are provided up to the last day of the period.

Performance Information

Performance information for any sub-account reflects only the performance of a hypothetical contract under which account value is allocated to a sub-account during a particular time period on which the calculations are based. It should be considered in light of:

* the investment objectives;

* investment contracts;

* characteristics of the portfolios in which the sub-account invests; and

* the market conditions during the given time period.

You should not consider it as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total returns, see the Statement of Additional Information.

Reports and promotional literature may also contain other information including:

1. the ranking of any sub-account derived from rankings of variable annuity separate accounts or their investment products tracked by:
* Lipper Analytical Services, Inc.,
* VARDS,
* IBC/Donoghue's Money Fund Report,
* Financial Planning Magazine,
* Money Magazine,
* Bank Rate Monitor,
* Standard and Poor's Indices, and
* The Dow Jones Industrial Average.
It may also include other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria; and

2. the effect of tax deferred compounding on sub-account investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise.

These may include a comparison, at various points in time, of the return from an investment, or returns in general, on a tax-deferred basis, assuming one or more tax rates, with the return on a currently taxable basis. We may also use other ranking services and indices.

In our advertisements and sales literature, we may use charts and graphs to discuss and illustrate:

* the implications of longer life expectancy for retirement planning;

* the tax and other consequences of long-term investments;

* the effects of the lifetime payout option;

* the operation of certain special investment features in the policy - such as the dollar cost averaging option;

* the effects of certain investment strategies, such as allocating purchase payments between the fixed account and an equity sub-account; and

* the Social Security system and its projected payout levels and retirement plans generally.

We may, from time to time, disclose average annual total returns and cumulative total returns for the sub-accounts in non-standard formats. We will assume that no contingent deferred sales load is applicable to these returns. Whenever we show non-standard performance, we will also show standardized performance. You will find additional information about the calculation of performance data in the Statement of Additional Information.

We may also advertise performance figures for the sub-accounts based on their performance before the time the variable account started.

TRANSAMERICA OCCIDENTAL LIFE
INSURANCE COMPANY AND THE
VARIABLE ACCOUNT

Transamerica Occidental Life Insurance Company

Transamerica Occidental Life Insurance Company, Transamerica, is a stock life insurance company incorporated under the laws of the State of California on June 30, 1906. It is mainly engaged in the sale of life insurance and annuity contracts. The address for Transamerica Occidental Life Insurance Company is 1150 South Olive Street, Los Angeles, California 90015.

On February 18, 1999, Transamerica Corporation announced that it had signed a merger agreement with AEGON N.V., one of the world's leading international insurance groups, providing for AEGON's acquisition of all of Transamerica's outstanding common stock for a combination of cash and AEGON stock worth $9.7 billion. The closing of the transaction is expected to occur during the summer of 1999.

Transamerica Corporation indirectly owns the issuing company, Transamerica Occidental Life Insurance Company.

Published Ratings

Transamerica may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, Moody's and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of Transamerica. These ratings should not be considered as bearing on the safety or investment performance of assets held in the variable account. Each year the A.M. Best Company reviews the financial status of thousands of insurers. Once it has completed its analysis of each insurer's financial strength, A.M. Best assigns the insurer a Best Rating.

These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, other rating companies, such as by Standard & Poor's Insurance Ratings Services, Moody's or Duff & Phelps assess our claims-paying ability. They also may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts in accordance with their terms, including its obligations under the fixed account provisions of this contract. Such ratings do not reflect the investment performance of the variable account or the degree of risk associated with an investment in the variable account.

Insurance Marketplace Standards
Association

In recent years, the insurance industry has recognized the need to develop specific principles and practices to help maintain the highest standards of marketplace behavior and enhance credibility with consumers. As a result, the industry established the Insurance Marketplace Standards Association (IMSA).

As an IMSA member, we agree to follow a set of standards in our advertising, sales and service for individual life insurance and annuity products. The IMSA logo, which you will see on our advertising and promotional materials, demonstrates that we take our commitment to ethical conduct seriously.

The Variable Account

On May 22, 1992, Transamerica's Board of Directors passed resolutions to establish the Separate Account VA-2L of Transamerica, also referred to as the Variable Account, under the laws of the State of California. The variable account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust. It meets the definition of a separate account under the federal securities laws. However, the Commission does not supervise the management or the investment practices or contracts of the variable account.

The assets of the variable account are owned by Transamerica but they are held separately from the other assets of Transamerica. Section 10506 of the California Insurance Law provides that the assets of a separate account are not chargeable with liabilities incurred in any other business operation of the insurance company, except to the extent that assets in the separate account exceed the reserves and other liabilities of the separate account. Income, gains and losses incurred on the assets in the variable account, whether or not realized, are credited to or charged against the variable account without regard to other income, gains or losses of Transamerica. Therefore, the investment performance of the variable account is entirely independent of the investment performance of Transamerica's general account assets or any other separate account maintained by Transamerica.

The variable account has 20 sub-accounts, each of which invests solely in a specific corresponding portfolio. Changes to the sub-accounts may be made at the discretion of Transamerica.

THE FUNDS

The variable account invests exclusively in the:
* Portfolios of Dreyfus Variable Investment Fund
* Dreyfus Stock Index Fund
* The Dreyfus Socially Responsible Growth Fund, Inc.
* Portfolios of Dreyfus Investment Portfolios
* The Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

Dreyfus Variable Investment Fund was organized as an unincorporated business trust under Massachusetts law pursuant to an Agreement and Declaration of Trust dated October 29, 1986. It commenced operations on August 31, 1990, and is registered with the Commission as an open-end management investment company under the 1940 Act. Currently, thirteen series, or portfolios, of the Variable Fund are available for the contracts. Each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the investment performance of one portfolio has no effect on the investment performance of any other portfolio.

The Dreyfus Stock Index Fund was incorporated under Maryland law on January 24, 1989, and commenced operations on September 29, 1989. It is registered with the Commission as an open-end, non-diversified, management investment company.

The Dreyfus Socially Responsible Growth Fund, Inc. was incorporated under Maryland law on July 20, 1992, and commenced operations on October 7, 1993. It is registered with the Commission as an open-end, diversified, management investment company.

Dreyfus Investment Portfolios was organized as an unincorporated business trust under Massachusetts law pursuant to an Agreement and Declaration of Trust dated May 14, 1993. It is registered with the Commission as an open-end management company under the 1940 Act and commenced operations May 1, 1998. Currently, four portfolios of Dreyfus Investment Portfolios are available for the contract.

Transamerica Variable Insurance Fund, Inc., was incorporated under Maryland law on June 23, 1995. It commenced operations on November 1, 1996. It is registered with the SEC as a management investment company. One of its portfolios is the Growth Portfolio.

The Commission does not supervise the management or the investment practices and policies of any of the portfolios. The assets of the portfolios are each separate from the assets of the other portfolios.

Service Providers to The Funds

* The Dreyfus Corporation provides investment advisory and administrative services to the Dreyfus Variable Investment Fund, the Dreyfus Investment Portfolios and the Socially Responsible Fund.

* Mellon Equity Associates provides index fund management services to the Stock Index Fund, with The Dreyfus Corporation serving as the manager, in accordance with applicable agreements with the fund.

* Fayez Sarofim & Co. provides sub-investment advisory services for the Capital Appreciation Portfolio of the Variable Fund.

* NCM Capital Management Group, Inc., provides sub-investment advisory services for the Socially Responsible Fund.

* Founders Asset Management LLC provides sub-investment advisory services for the Founders Growth and Founders Passpost Portfolios.

* Transamerica  provides  investment advisory services to Transamerica VIF, with
Transamerica  Investment  Services,   Inc.  providing   sub-investment  advisory
services.

Transamerica receives fees from The Dreyfus Corporation and its affiliates for providing certain administrative and or other services.

The portfolios are described below. Please see the Variable Fund, the Stock Index Fund, the Socially Responsible Fund, Dreyfus Investment Portfolios and Transamerica VIF prospectuses for more information.

Money Market Portfolio

The Money Market Portfolio's investment objective is to provide a high level of current income while preserving invested capital and maintaining liquidity. It seeks to achieve this objective by investing in short-term money market instruments. The investment advisory fee is payable monthly at the annual rate of 0.50 of 1% of the value of the portfolio's average daily net assets. An investment in this portfolio is not insured or guaranteed by the FDIC or any other government agency. Although this portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this portfolio.

Special Value Portfolio

The Special Value Portfolio's investment objective is to maximize total return on your investment capital. Total return consists of capital appreciation and current income. It seeks to achieve its objective by following a "contrary value" strategy, investing in a wide range of equity and debt securities and money market instruments. An investment advisory fee is payable monthly at the annual rate of 0.75 of 1% of the value of the portfolio's average daily net assets.

Zero Coupon 2000 Portfolio

The Zero Coupon 2000 Portfolio's investment objective is to provide as high an investment return as is consistent with preserving capital. It seeks to achieve its objective by investing primarily in: * debt obligations of the U.S. Treasury that have been stripped of their unmatured interest coupons;

* interest coupons that have been stripped from debt obligations issued by the U.S. Treasury;

* receipts and certificates for stripped debt obligations and stripped coupons, including U.S. Government trust certificates.

Collectively, we refer to these as Stripped Treasury Securities. The portfolio also may purchase certain other types of stripped government or corporate securities. The portfolio's assets will consist primarily of portfolio securities which will mature on or about December 31, 2000. The investment advisory fee is payable monthly at the annual rate of 0.45 of 1% of the value of the portfolio's average daily net assets.

Quality Bond Portfolio

The Quality Bond Portfolio's investment objective is to provide the maximum amount of current income while preserving capital and maintaining liquidity. It seeks to achieve its objective by investing mainly in: debt obligations of corporations, the U.S. Government, its agencies and instrumentalities, and major U.S. banking institutions. The investment advisory fee is payable monthly at the annual rate of 0.65 of 1% of the value of the portfolio's average daily net assets.

Small Cap Portfolio

The Small Cap Portfolio's investment objective is to maximize capital appreciation. It seeks to achieve its objective by investing mainly in common stocks of domestic and foreign issuers. Under normal market conditions, the portfolio will invest at least 65% of its total assets in companies with market capitalizations of less than $1.5 billion at the time of purchase. The Dreyfus Corporation will invest in companies it believes to be characterized by new or innovative products, services or processes which should enhance prospects for growth in future earnings. The investment advisory fee is payable monthly at the annual rate of 0.75 of 1% of the value of the portfolio's average daily net assets.


Capital Appreciation Portfolio

The Capital Appreciation Portfolio's primary investment objective is to provide long-term capital growth while preserving capital. Current income is a secondary goal. It seeks to achieve its goals by investing in common stocks of domestic and foreign issuers. An investment advisory fee is payable monthly to The Dreyfus Corporation and a sub-investment advisory fee is payable monthly to Fayez Sarofim & Co. at the total annual rate of 0.75 of 1% of the value of the portfolio's average daily net assets.

Growth and Income Portfolio

The Growth and Income Portfolio's investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. This portfolio invests primarily in equity and debt securities and money market instruments of domestic and foreign issuers. The proportion of the portfolio's assets invested in each type of security will vary from time to time in accordance with the Dreyfus Corporation's assessment of economic conditions and investment opportunities. An investment advisory fee is payable monthly at the annual rate of 0.75 of 1% of the value of the portfolio's average daily net assets.

International Equity Portfolio

The International Equity Portfolio's investment objective is to maximize capital growth. This portfolio's invests primarily in the equity securities of foreign issuers located throughout the world. An investment advisory fee is payable monthly at an annual rate of 0.75 of 1% of the value of the portfolio's average daily net assets.

International Value Portfolio

The International Value Portfolio's investment objective is long-term capital growth. This portfolio invests primarily in equity securities of foreign issuers which are characterized as value companies according to criteria established by the portfolio's investment adviser. An investment advisory fee is payable monthly at the annual rate of 1.00% of the value of the portfolio's average daily net assets.

Disciplined Stock Portfolio

The Disciplined Stock Portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly traded common stocks as a group, as represented by the Standard & Poor's 500 Composite Stock Price Index. This portfolio will use quantitative statistical modeling techniques to build a portfolio similar to the S & P 500 in its sector weightings and risk characteristics. An investment advisory fee is payable monthly at the annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets.

Small Company Stock Portfolio

The  Small  Company  Stock  Portfolio's   investment  objective  is  to  provide
investment results that are greater than the total return performance of publicly traded common stocks as a group, as represented by the Russell 2500 Index. This portfolio invests primarily in a portfolio of equity securities of small to medium sized domestic companies. While investing in these companies, the portfolio will attempt to maintain volatility and diversification similar to that of the Russell 2500 Index. An investment advisory fee is payable monthly at the annual rate of 0.75 of 1% of the value of the portfolio's average daily net assets.

Balanced Portfolio

The Balanced Portfolio's investment objective is to provide investment results that are greater than the total return performance of common stocks and bonds as a group, as represented by a hybrid index. 60% of the index is composed of the common stocks in the S & P 500 Composite Stock Price Index. 40% of the index is composed of the bonds in the Lehman Brothers Intermediate Government/ Corporate Bond Index. This portfolio invests primarily in common stocks and bonds in proportions selected by The Dreyfus Corporation based on their expected returns and risks. An investment advisory fee is payable monthly at the annual rate of
0.75 of 1% of the value of the portfolio's average daily net assets.

Limited Term High Income Portfolio

The Limited Term High Income Portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. This portfolio seeks to achieve its objective by investing up to all of its assets in a portfolio of lower rated fixed-income securities, commonly known as junk bonds. Investments of this type are subject to a greater risk of loss of principal and non-payment of interest. Under normal market conditions, these bonds will have an effective average duration of three and one-half years or less. Investors should carefully assess the risks associated with an investment in the portfolio. Those risks are described in the portfolio's prospectus. An investment advisory fee is payable monthly at the annual rate of 0.65 of 1% of the value of the portfolio's average daily net assets.

Stock Index Fund

The Stock Index Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks as a group, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is not sponsored by or affiliated with Standard & Poor's Corporation in any way. A management fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.24 of 1% of the value of the Fund's average daily net assets. Dreyfus pays Mellon Equity Associates to provide the day-to-day management of the Fund's investments.

Socially Responsible Fund

The Socially Responsible Fund's primary goal is to provide capital growth. Current income is a secondary goal. It seeks to achieve these objectives by investing principally in common stocks, or securities convertible into common stock. Stocks selected for this fund will be issued by companies which, in the opinion of the fund's management, not only meet traditional investment standards, but also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. A management fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1% of the value of the Socially Responsible Fund's average daily net assets. Dreyfus pays NCM Capital Management Group, Inc. as sub-adviser to provide day-to-day management of the Fund's investments.

Core Value Portfolio

The Core Value Portfolio's primary investment objective is to provide long-term growth of capital. Current income is a secondary investment objective. The portfolio invests primarily in equity securities, such as common stocks, preferred stock and securities convertible into common stocks. All of these would be issued by "value" companies according to criteria established by The Dreyfus Corporation. A management fee is payable monthly at the annual rate of
0.75 of 1% of the portfolio's average daily net assets.

MidCap Stock Portfolio

The MidCap Stock Portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks as a group, as represented by the Standard & Poor's MidCap 400
Index. The portfolio invests primarily in equity securities of medium-sized domestic issurers, while attempting to maintain volatility and diversification similar to that of the S & P Mid Cap 400 Index. The portfolio is not an index fund and its investments are not limited to securities of issuers included in the S&P Mid Cap 400 Index. A management fee is payable monthly at the annual rate of 0.75 of 1% of the portfolio's average daily net assets.

Founders Growth

The Founders Growth Portfolio's investment objective is to provide long-term growth of capital. It invests primarily in equity securities of well-established, high quality "growth" companies, as determined by the Portfolio's sub-investment adviser. These companies tend to have strong performance records, solid market positions and reasonable financial strength, and have continuous operating records of three years or more. An investment advisory fee is payable monthly to The Dreyfus Corporation at an annual rate of 0.75% of the value of the portfolio's average daily net assets. Dreyfus pays Founders Asset Management LLC to provide the day-to-day management of the Portfolio's investments.

Founders Passport Portfolio

The Founders Passport Portfolio's investment objective is to provide capital appreciation. It invests primarily in equity securities of foreign issuers with market capitalizations or annual revenues of $1 billion or less and which are characterized as "growth" companies, as determined by the Portfolio's sub-investment adviser. It ordinarily invests in foreign issuers from at least three foreign countries with established or emerging economies. The portfolio may invest in securities of larger foreign issuers or in U.S. issuers if management believes these securities offer attractive opportunities for capital appreciation. An investment advisory fee is payable monthly to The Dreyfus Corporation at an annual rate of 1.00% of the value of the portfolio's average daily net assets. Dreyfus pays Founders Asset Management LLC to provide the day-to-day management of the Portfolio's investments.

Growth Portfolio of the Transamerica Variable Insurance Fund, Inc. seeks long-term capital growth. Common stock (listed and unlisted) is the basic form of investment. The Growth Portfolio invests primarily in common stocks of growth companies that are considered by the manager to be premier companies. In the manager's view, characteristics of premier companies include one or more of the following:

* dominant market share;

* leading brand recognition;

* proprietary products or technology;

* low-cost production capability; and/or

* excellent management with shareholder orientation.

The manager of the portfolio believes in long-term investing and places great emphasis on each company's ability to sustain the above competitive advantages. Unless market conditions indicate otherwise, the manager also tries to keep the portfolio fully invested in equity-type securities. It also does not try to invest or divest based on stock market movements. When, in the judgment of the manager, and market conditions warrant, the portfolio may, for temporary defensive purposes, hold part or all of its assets in cash, debt or money market instruments. The portfolio may invest up to 10% of its assets in debt securities having a call on common stocks that are rated below investment grade.

A management fee of 0.75 of 1% of the average daily net assets is payable monthly to Transamerica Occidental Life Insurance Company, as adviser. The adviser pays Transamerica Investment Services, Inc.as sub-adviser, a monthly fee at the annual rate of 0.30 of 1% of the first $50 million, .25 of 1% of the next $150 million and .20 of 1% of the assets in excess of $200 million.

Variable Account Objectives

Meeting objectives depends on various factors, including, but not limited to, how well the portfolio managers anticipate changing economic and market conditions. You should be aware of the following risks:

* There is no assurance that any of these portfolios will achieve their stated objectives.

* An investment in the contract is not insured or guaranteed by the FDIC or any other government agency.

* Investing in the contract involves certain investment risks, including possible loss of principal.

Portfolios Not Publicly Available

The portfolios are open-end management investment companies, or portfolios or series of, open-end management companies registered with the SEC under the 1940 Act, that are often referred to as mutual funds. This SEC registration does not involve SEC supervision of the investments or investment policies of the portfolios. Shares of the portfolios are not offered to the public but solely to the insurance company separate accounts and other qualified purchasers as limited by federal tax laws. These portfolios are not the same as mutual funds that may have very similar names that are sold directly to the public, and the performance of such publicly available funds, which have different portfolios and expenses, should not be considered as an indication of the performance of the portfolios. The assets of each portfolio are held separate from the assets of the other portfolios. Each portfolio operates as a separate investment vehicle. The income or losses of one portfolio have no effect on the investment performance of another portfolio. The sub-accounts reinvest dividends and/or capital gains distributions received from a portfolio in more shares of that portfolio as retained assets.

Resolution of Possible Conflicts

Since variable insurance products from other companies as well as Transamerica can invest in all of the portfolios, there is a possibility that a material conflict may arise between the interests of the variable account and other companies. If conflict occurs, the affected insurance companies will take the needed steps to resolve the matter. This may include stopping their separate account from investing in the portfolios.

Sources of Additional Information

You will find additional information in the current prospectuses for the portfolios, which accompany this prospectus, including:

* the investment objectives;

* the investment policies;

* the investment advisory services;

* the administrative services; and

* charges

You should read the portfolios' prospectuses carefully before you make any decision concerning the allocation of purchase payments to, or transfers among, the sub-accounts.

Addition, Deletion or Substitution

Transamerica does not control the portfolios. We therefore cannot guarantee that any of the sub-accounts of the variable account or any of the portfolios will always be available to investors for allocation of purchase payments or transfers. We retain the right to make changes in the variable account and in its investments.

We reserve the right to:

* eliminate the shares of any portfolio held by a sub-account; or

* substitute shares of another portfolio or of another investment company for the shares of any portfolio.

If the shares of a portfolio are no longer available for investment or if, in our judgement, a portfolio is not fulfilling its intended purpose within the variable account, we reserve the right to remove it. To the extent required by the 1940 Act, we will inform shareholders in advance of any substitutions. We will also seek the Commission's advance approval before making substitutions. These potentially necessary substitutions should not be construed in any way as preventing or limiting the variable account from purchasing other securities for other series or classes of variable annuity contracts, or from effecting an exchange between series or classes of variable contracts on the basis of requests made by owners.

The Establishment of New Sub-Accounts

At our discretion, based on marketing, tax, investment or other conditions, we can elect to establish new sub-accounts. We will make these new sub-accounts available to our existing contract owners on a basis which we will determine at that time. Each additional sub-account will purchase shares in a portfolio or in another mutual fund or investment vehicle. we may also eliminate one or more sub-accounts if, in our sole discretion, marketing, tax, investment or other conditions so warrant. In the event any sub-account is eliminated, we will notify owners and request a re-allocation of the amounts invested in the eliminated sub-account.

In the event of any substitution or change, we may change the contracts in a way that appropriately reflects substitutions or changes. Furthermore, if we believe it to be in the best interests of persons having voting rights under the contracts, the variable account may be operated as a management company under the 1940 Act or any other form permitted by law. It may also be deregistered under this act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

THE FIXED ACCOUNT

This prospectus is generally intended to serve owners as a disclosure document only for the contract and the variable account. For complete details regarding the fixed account, see the contract itself. The fixed account is not available in all states.

Purchase payments allocated to and amounts transferred to the fixed account become part of Transamerica's general account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933, hereafter referred to simply as the 1933 Act. Nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Therefore the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the fixed account.

The guarantee periods of the fixed account are part of Transamerica's general account. The general account consists of all the general assets of Transamerica, other than those in the variable account, or assets in any other segregated asset account. Instead of the owner bearing the investment risk as with the variable account, we bear the full investment risk for all values in the fixed account. We have the sole right to determine how we will invest the assets of our general account while adhering to applicable laws.

The Interest Rate of the Fixed Account

As owner, you bear the risk that, after the initial guarantee period, we will not credit interest in excess of 3% per year to amounts you allocate to the fixed account.

The allocation or transfer of funds to the fixed account does not entitle you to share in the overall investment returns of Transamerica's general account. Instead, we guarantee that the funds you allocate or transfer to the fixed account will accrue a specified annual rate of interest for a specific duration. The rate of interest we credit will always be at least 3% per year.
Consequently, if you allocate all net purchase payments only to the fixed account and make no transfers or withdrawals, the minimum amount of the account value will be determinable and guaranteed.

        We will establish a new guarantee period of a duration you select from those we are offering on net purchase payments you allocate to the fixed account. Every guarantee period we offer will have a duration of at least one year. The minimum amount you may allocate or transfer to a guarantee period is $1,000. We will credit net purchase payments you allocate to the fixed account on the date we receive the payment at our service center. We will establish a new guarantee period as of the effective date of the transfer for any amount you transfer from another guarantee period, or from a sub-account of the variable account to the fixed account.

We may delay payment of any withdrawal from the fixed account for up to six months after we receive the request. If we delay payment for more than 30 days, we will pay interest on the withdrawal amount up to the date of payment.

Guarantee Periods

        Each guarantee period will have its own guaranteed interest rate and expiration date. The guaranteed interest rate applicable to a guarantee period will depend on the date it is established and the duration you choose. The guarantee period you choose may not extend beyond the annuity date.

        We reserve the right to change the maximum number of guarantee periods that may be in effect at any one time.

        We will establish effective annual rates of interest for each guarantee period. The effective annual rate of interest we establish for a guarantee period will remain in effect for the duration of the guarantee period. We will credit interest to a guarantee period based on its daily balance at a daily rate which is equivalent to the guaranteed interest rate applicable to that guarantee period for amounts held during the entire guarantee period. Amounts withdrawn or transferred from a guarantee period before its expiration date will be subject to an interest adjustment as described below. In no event will the effective annual rate of interest applicable to a guarantee period be less than 3% per year.

Interest Adjustment

        Except in certain circumstances, an interest adjustment will be made to any amount withdrawn or transferred from a guarantee period before its expiration date. Any such amount withdrawn or transferred from a guarantee period will be credited with interest at a rate of only 3% per year from the date the guarantee period was established to the date of payment or transfer, regardless of the guaranteed interest rate. This means that any interest in excess of 3% will be forfeited on the amount withdrawn or transferred.

        Exceptions to the interest adjustment include:

1. amounts withdrawn within 30 days before the expiration date of the guarantee period;

2. amounts withdrawn from a guarantee period serving as the source account, if available, for dollar cost averaging transfers; and

3. amounts paid as part of a death benefit.

A contingent deferred sales load may apply to withdrawals made at the end of a guarantee period even if there is no interest adjustment made.

Expiration of Guarantee Period

        At least 45 days, but not more than 60 days, before the expiration date of a guarantee period, we will notify you of the options available when a guarantee period expires. You may elect one of the following options:

1. transfer the guarantee amount of that guarantee period to a new guarantee period from among those being offered by us. The new guarantee period will be established on the later of:

a) the date you select; or

b) the date the notice, in a form and manner acceptable to us, is received at our service center, but in no event later than the day immediately following the expiration date of the previous guarantee period; or

2. transfer the guarantee amount of that guarantee period to one or more sub-accounts of the variable account.

        We must receive your notice electing one of these options at our service center by the expiration date of the guarantee period. If such election has not been received by us at our service center, the guarantee amount of that guarantee period will remain in the fixed account. A new guarantee period of the same duration as the expiring guarantee period, if offered, will automatically be established by us with a new guaranteed interest rate. The new guarantee period will start on the day following the expiration date of the previous guarantee period.

        If we are not currently offering guarantee periods having the same duration as the expiring guarantee period, the new guarantee period will be the next longer duration. If we are not offering guarantee periods longer than the duration of the expiring guarantee period, the new guarantee period will be the next shorter duration.

        If the guarantee amount of an expiring guarantee period is less than $1,000, we reserve the right to transfer such amount to the Money Market Sub-Account of the variable account.

        If you make a transfer from a guarantee period within the 30-day period ending on its expiration date, it will not be counted for the purpose of determining the eighteen free transfers per contract year. This transfer will not be subject to any interest adjustment.

THE CONTRACT

The contract is a flexible purchase payment multi-funded individual deferred annuity contract. The rights and benefits under the contract, or in the certificate and group contract, are described below and in the contract. We reserve the right to modify the individual contract, and the group contract and its certificates, so that it conforms to any federal or state statute, rule or regulation. Such modifications will give contract owners the benefits of these changes. We are responsible for the obligations stated in the contract.

The contracts may be used for IRAs and Roth IRAs that qualify for special federal income tax treatment. With our prior approval, the contracts may also be available as as Section 403(b) annuities and for use in Section 401(a) qualified pension and profit sharing plans established by corporate employers. Generally, qualified contracts contain restrictive provisions limiting the timing and amount of payments and distributions from the qualified contract.

The owner designates the annuitant. The annuitant can be the same person as the owner and must be the same person in the case of certain qualified contracts.

        Annuity payments will be made to the annuitant after the annuity date unless, in the case of a non-qualified contract, the owner changes the payee after the annuity date.

        For each contract, a different account will be established and values, benefits and charges will be calculated separately. The various administrative rules described below will apply separately to each contract, unless otherwise noted.

CONTRACT APPLICATION AND
PURCHASE PAYMENTS

Purchase Payments

Please send all of your purchase payment payments to our service center. We will send you a confirmation letter to acknowledge the acceptance of each purchase payment.

The initial purchase payment for each contract must generally be at least $5,000. We may, at our discretion, accept lower initial purchase payments for certain qualified contracts.

We will ordinarily issue the contract and derive the net purchase payment from the initial purchase payment within two days of receipt of a properly completed application and the purchase payment. At this time, the contract is accepted and funded with your purchase payment. A net purchase payment is defined as a purchase payment minus any applicable premium taxes. These taxes may include retaliatory premium taxes, which may be imposed in the future in any state in which you live. Acceptance of the application is subject to it being received in good order. We reserve the right to reject any application or purchase payment. Contracts normally will not be issued if an annuitant is more than 80 years old, although we, in our discretion, may waive this restriction in certain cases.

If the initial purchase payment allocated to the variable sub-account(s) cannot be credited within two days of receipt because the information is incomplete, or for any other reason, we will contact you. We will explain the reason for the delay and will refund the initial purchase payment within five business days. If you consent to our retaining the initial purchase payment, we will credit it to the variable sub-account of your choice as soon as the requirements are fulfilled.

Ten Day Cancellation Option

Each contract provides for a free look period of 10 days (or longer if required by state law) after receipt of the contract during which you may cancel the contract. To cancel, the contract must be returned to us with a written notice of cancellation. In some states, including for some ages of owners in some states, and in all states for IRAs, we will refund the greater of the purchase payments or account value of the date the written notice and the contract are received by us. In other states, the purchase payments allocated to the fixed account plus the variable accumulated value will be returned with any adjustments required by applicable law or regulation (and without imposition of any contingent deferred sales load) as of the date the notice and contract are received. You should consult your registered representative or investment adviser (or see your contract) for the applicable provision.

Additional purchase payments may be paid into the contract at any time before the annuity date, as long as the annuitant or contingent annuitant is living. Additional purchase payments must be at least $500, or at least $100 if paid to an automatic payment plan. Using an automatic payment plan, the additional purchase payments are automatically deducted from a bank account. In addition, minimum allocation amounts apply. Additional net purchase payments are credited to the contract as of the date the payment is received. Currently, additional purchase payments after the initial purchase payment may not be made to Section 401(a) and Section 403(b) annuity contracts.

Total purchase payments for any contract may not exceed $1,000,000 without our prior approval. In no event may the sum of all purchase payments for a contract during any taxable year exceed the limits imposed by any applicable federal or state laws, rules, or regulations. Choosing One or More Investment Options

        You specify how purchase payments will be allocated under the contract. You may allocate the net purchase payments between and among one or more of the sub-accounts of the variable account and the guarantee periods of the fixed account. Portions must be whole number percentages and any allocation percentage for a sub-account must be at least 10%. In addition, the initial allocation to any inactive sub-account must be at least $500. The initial allocation to a new guarantee period must be at least $1,000. You may choose to allocate nothing to a particular sub-account or guarantee period.

For the allocation of purchase payments during the free look period of any portion of the net purchase payments allocated to the fixed account, the amounts you specify will be allocated to the guarantee periods you select. For purchase payments allocated to the variable account, in most situations the net purchase payments derived from the initial purchase payments will be allocated among the sub-accounts of the variable account and the guarantee periods of the fixed account according to the allocation percentages you select. However, in most situations where the greater of purchase payments or account value will be refunded on exercise of the free look, the net purchase payment derived from the portion of initial purchase payment allocated to the variable account will generally first be allocated to the Money Market Sub-Account. It will remain in that sub-account until the estimated end of the free look period, allowing 5 days for delivery of the contract by mail. The dollar value of the variable accumulation units held in the Money Market Sub-Account attributable to such net purchase payment will then be allocated among the sub-accounts according to the allocation percentages you select. This initial allocation after the free look period from the Money Market Sub-Account to the selected sub-accounts does not count toward the limit of 18 free transfers per contract year.

        Each net purchase payment will be subject to the allocation percentages in effect at the time of receipt of such purchase payment. You may change the allocation percentages for new purchase payments among the sub-accounts and the guarantee period may be at any time by submitting a request for such change, in a form acceptable to us, to our service center. Any changes to the allocation percentages are subject to the limitations above. Any change will take effect with the first purchase payment received with or after receipt by our service center of the request for such change and will continue in effect until subsequently changed.

If an allocation of an additional net purchase payment is directed to an inactive sub-account, then the amount allocated must be at least $500. If an allocation of an additional net purchase payment is directed to a new guaranteed period of the fixed account, then the amount allocated must be at least $1000.

Investment Option Limit

Currently, you may not allocate purchase payment dollars to more than eighteen investment options over the life of the contract. Investment options include sub-accounts of the variable account and guarantee periods of the fixed account. Each sub-account and each duration of a guarantee period of the fixed account that ever received a transfer or purchase payment allocation count as one towards this total of eighteen limit. We may waive this limit in the future.

For example, if you make an allocation to the Money Market Sub-Account and later transfer all amounts out of this Money Market Sub-Account, it would still count as one for the purposes of the limitation even if it held no value. If you transfer from a sub-account to another sub-account and later back to the first, the count towards the limitation would be two, not three. If you select a guarantee period and renew for the same term, the count will be one. If you renew to a guarantee period with a different term, the count will be two.

ACCOUNT VALUE

Before the annuity date, the account value is the sum of:

* the fixed accumulated value; plus

* the variable accumulated value.

The fixed accumulated value is the total dollar amount of all guarantee amounts held under the fixed account for the contract before the annuity date. The fixed accumulated value is determined without any interest adjustment. The variable accumulated value is the total dollar amount of all variable accumulation units under each sub-account of the variable account held for the contract before the annuity date. The variable accumulated value before the annuity date is equal to:

a) net purchase payments allocated to the sub-accounts; plus or minus

b) any increase or decrease in the value of the assets of the sub-accounts due to investment results; less

c) the daily mortality and expense risk charge; less

d) the daily administrative expense charge; less

e) any reductions for the annual account fee; plus or minus

f) amounts transferred from or to the fixed account; less

g) any applicable transfer fees and systematic withdrawal option fees; and less

h) any withdrawals from the sub-accounts less any premium tax applicable to those withdrawals.

A valuation period is the period between successive valuation days. It begins at the close of the New York Stock Exchange, generally 4:00 p.m. ET, on each valuation day. It ends at the close of the New York Stock Exchange on the next succeeding valuation day. A valuation day is each day that the New York Stock Exchange is open for regular business. The value of the variable account assets is determined at the end of each valuation day. To determine the value of an asset on a day that is not a valuation day, the value of that asset as of the end of the next valuation day will be used. Days that are not considered to be valuation days are those during which the New York Stock Exchange is closed for regular business.

The variable accumulated value is expected to change from valuation period to valuation period. The changes reflect how the investment performed of all of the selected portfolios, and also reflect the deductions for charges.

How Your Variable Accumulation Units Are Created

When you pay purchase payments into your contract, those payments are used to purchase variable accumulation units in the sub-accounts in which you have chosen to invest. At the end of each valuation period during which we received purchase payments, you will be credited with variable accumulation units. The number of units you receive is determined by dividing:

* the portion of each net purchase payment allocated to the sub-accounts, by

* the variable accumulation unit value, at the end of the valuation period.

When you pay your first purchase payment, which is defined as the initial net purchase payment, variable accumulation units for that payment are credited to the account value. That credit is then held in the Money Market Sub-Account for fifteen calendar days after the contract date.

The variable accumulation units credited to your contract as the result of your initial net purchase payment are credited to your contract's value within two valuation days of:

1. the date upon which our service center receives an acceptable and properly completed application; or

2. the date upon which our service center receives the initial purchase payment.

The variable accumulation units credited to your contract as the result of subsequent purchase payments will be credited to your contract's value at the end of the valuation period during which we received your payment.

How Variable Accumulation Unit Values Are Calculated

The value of a variable accumulation unit for each sub-account for a valuation period is established at the end of each valuation period. It is calculated by multiplying the value of that unit at the end of the prior valuation period by the sub-account's net investment factor for the valuation period. The value of a variable accumulation unit may go up or down.

The net investment factor is used to determine the value of accumulation and annuity unit values for the end of a valuation period. The applicable formula can be found in the Statement of Additional Information.

Transferring Among Sub-Accounts

When you transfer purchase payment dollars among the sub-accounts, those transfers will result in the purchase and/or cancellation of variable accumulation units. The value of these units will equal the total dollar amount you are transferring to or from a sub-account. These transactions are valued at the end of the valuation day on which you performed your transaction.

TRANSFERS

Transfers Before the Annuity Date

Before the annuity date, you may transfer any portion of the account value among the sub-accounts and the guarantee periods then offered by us. You can make transfers by giving a written request to our service center subject to the following conditions:

* the minimum amount that may be transferred is $500; and

* the minimum transfer to an inactive sub-account is $500; and

* the minimum transfer required to establish a new guarantee period is $1,000.

Transfers are also subject to terms and conditions that may be imposed by the portfolios.

Your transfer request must specify:

* the sub-account or guarantee period from which the transfer is to be made;

* the amounts you wish to transfer, subject to the minimum transfer amount; and

* the sub-account or guarantee period you wish to receive the transfer.

We impose a transfer fee equal to the lesser of $10 or 2% of the amount of the transfer for each transfer over 18 in a contract year. We also reserve the right to:

* waive the transfer fee;

* vary the number of transfers without charge, but not fewer than 12; or

* not count transfers under certain options or services.

The transfer will generally be effective on the date your request is received at our service center. If the transfer is made from a guarantee period before its expiration date, it will be subject to an interest adjustment.

If a transfer from a guarantee period is made within the 30-day period ending on its expiration date, we will not count it for purposes of the 18 allowable transfers. It will also not be subject to any interest adjustment.

If a transfer reduces the value in a sub-account to less than $500, then we reserve the right to transfer the remaining amount along with the amount you requested to be transferred according to your transfer instructions. Under current law, there will not be any tax liability to you as the owner if you make a transfer.

Telephone Transfers

        We will allow telephone transfers if you have provided proper authorization for such transfers in a form and manner acceptable to us. We will provide you with limitations and rules for these transfers. We reserve the right to suspend telephone transfer privileges at any time, for some or all contracts, for any reason. Withdrawals are not permitted by telephone.

        We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. However, we may be liable for such losses if we do not follow those reasonable procedures. The procedures we will follow for telephone transfers may include:

a) requiring some form of personal identification before acting on instructions received by telephone;

b) providing written confirmation of the transaction; and/or

c) tape recording the instructions given by telephone.

Possible Restrictions

We reserve the right without prior notice, to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfers, at any time and for any reason. For example, restrictions may be necessary to protect owners from adverse impacts on portfolio management of large and/or numerous transfers by market timers or others. We have determined that the movement of significant sub-account values from one sub-account to another may prevent the portfolio impacted by these transfers from taking advantage of investment opportunities. This occurs because the portfolio must maintain a significant cash position in order to handle redemptions.

Such large and sudden movement of assets in any one portfolio may also cause a substantial increase in portfolio transaction costs. These costs must be indirectly borne by owners. Therefore, we reserve the right to require that all transfer requests be made by you, the owner and not by a third party holding a power of attorney. We also require that each transfer request be made by a separate communication to us. We also reserve the right to request that each transfer request be submitted in writing and be manually signed by the owner or owners; facsimile transfer requests may not be allowed.

Dollar Cost Averaging

Before the annuity date, you, as the owner, may request that a designated amount
of  money  be  automatically   transferred  from  one,  and  only  one,  of  the
sub-accounts which invests in:

* the Money Market;

* the Quality Bond Portfolio;

* the Limited High Term Income Portfolio.

Or you can have it transferred from the fixed account. This money may be transferred to any of the sub-accounts or the fixed account on a monthly basis by submitting a request to our service center. The request must be in a form and manner acceptable to us. You may be able to transfer amounts from the source accounts in addition to the Money Market and Quality Bond Sub-Account, and can include the shortest guarantee period. Call our service center for the availability of the source accounts options. Your transfers will begin the month following, but no sooner than one week following, receipt of such request, provided that dollar cost averaging transfers will not begin until the later of:

1. 30 days after the contract ; or

2. the estimated end of the free look period, allowing 5 days for delivery of the contract by mail.

Transfers will continue for the duration you selected unless terminated:

1. by you;

2. automatically by us because there are insufficient funds in the source account, or

3. for other reasons as set forth in the contract.

You may request that monthly transfers be continued. You can accomplish this by giving notice to our service center in a form and manner acceptable to us within 30 days before the last monthly transfer. If no request to continue the monthly transfers is made by you, this option will terminate automatically with the last transfer.

In order to be eligible for dollar cost averaging, the owner must meet the following conditions:

1. the value of the source account must be at least $5,000;

2. the minimum amount that you may transfer out of the source account is $250 per month; and

3. the minimum amount transferred into any other sub-account is the greater of $250 or 10% of the amount being transferred.

Please note that dollar cost averaging transfers can not be made from a source account from which you are receiving systematic withdrawals or automatic payouts.

You will not be charged for the dollar cost averaging service. Transfers that result from dollar cost averaging practices will not count toward 18 transfers allowed without charge. We will make no interest adjustments on dollar cost averaging transfers from the fixed account if we allow it as a source account.

Special Dollar Cost Averaging Option

(May not be available in all states. See contract for availability of the fixed account options.)

When you apply for the contract, you may elect to allocate the entire initial purchase payment to either the six or twelve month special Dollar Cost Averaging account of the Fixed Acount. The initial purchase payment will be credited with interest at a guaranteed fixed rate. Amounts will then be transferred from the special Dollar Cost Averaging account to the sub-accounts and/or general account options pro rata on a monthly basis for six or twelve months (depending on the option you select) in the allocations you specified when you applied for the contract.

Amounts from the sub-accounts and/or general account options may not be transferred into the special Dollar Cost Averaging accounts. In addition, if you request a transfer (other than Dollar Cost Averaging) or a withdrawal from a the special Dollar Cost Averaging accounts, any amounts remaining in the special account will be transferred according to the allocation instructions we received rom you. The special Dollar Cost Averaging option will end and cannot be reelected.

Automatic Asset Rebalancing

When you allocate purchase payments to certain portfolios in certain percentages, you define how you want your investments to perform. Changing market conditions affect each portfolio's performance, and can throw your allocations out of balance. You may instruct us to automatically rebalance the amounts by reallocating them among the variable sub-accounts, at the time and in the percentages that you specify. You must specify automatic asset rebalancing in your instructions to us. As the owner, you may elect to have the rebalancing done on an annual, semi-annual or quarterly basis. You may also elect to have amounts allocated among the sub-accounts using whole percentages, with a minimum of 10% allocated to each sub-account.

You may elect to establish, change or terminate the automatic asset rebalancing by submitting a request to our service center in a form and manner acceptable to us. Automatic asset rebalancing will not count towards the limit of 18 free transfers in a contract year. There is currently no charge for the automatic asset rebalancing. However, we reserve the right to charge a nominal amount for this feature. We also reserve the right to discontinue offering automatic asset rebalancing any time for any reason.

After the Annuity Date

If you elect a variable annuity payout option, you may make transfers among sub-accounts after the annuity date by submitting a request in a form acceptable to us to our service center. Your request will be subject to the following provisions:

1. transfers after the annuity date may be made no more than four times during any annuity year; and

2. the minimum amount transferred from one sub-account to another is the amount supporting a current $75 monthly payment.

Your transfers among sub-accounts during the annuity period will be processed based on the formula outlined in the Statement of Additional Information.

CASH WITHDRAWALS

Withdrawals

You may withdraw all or part of the cash surrender value for a contract at any time during the life of the annuitant and before the annuity date. You can do this by giving a written request to our service center. Your request will be subject to the rules below. Federal or state laws, rules or regulations may also apply. You cannot make withdrawals after the annuity date.

The amount payable to you if the contract is surrendered on or before the annuity date is the cash surrender value. The cash surrender value is equal to the account value, minus any account fee, minus any interest adjustment, minus any applicable contingent deferred sales load and minus any applicable premium taxes. If the account value exceeds $50,000 on the date the contract is surrendered, and where permitted by law, we will waive the account fee.

A full surrender of your contract will result in a cash withdrawal payment equal to the contract's cash surrender value at the end of the valuation period during which your request is received along with all of your completed forms

Only one partial withdrawal will be allowed while the systematic withdrawal option is in effect. Partial withdrawals must be at least $500.

In the case of a partial withdrawal, you may instruct our service center as to the amounts to be withdrawn from each sub-account or fixed account. If you do not specify from where the withdrawal is to be made, the withdrawal will be taken pro rata from all sub-accounts with current values. If the requested withdrawal reduces the value of the sub-account from which the withdrawal was made to less than $500, we reserve the right to transfer the remaining value of that sub-account pro rata. If no such sub-accounts exist, such transfer will be made to the Money Market Sub-Account. You will be notified in writing of any such transfer.

A partial withdrawal will not be processed if it would reduce the account value to less than $2,000. In that case, you will be notified that you will have 10 days from the date notice is mailed to:

a. withdraw a lesser amount, subject to the $500 minimum, leaving an account value of at least $2,000; or

b. surrender the contract for its cash surrender value.

Amounts payable will be determined as of the end of the valuation period during which the subsequent instructions are received. If, after the expiration of the 10-day period, no written election is received from you, your withdrawal request will be considered null and void, and no withdrawal will be processed.

Fees and Taxes Relating to Withdrawals or Surrenders

The account fee, unless waived, will be deducted from a full surrender before the application of any contingent deferred sales load. Your withdrawals may be taxable transactions. The Code requires us to withhold federal income tax from withdrawals. However, as an owner, you generally will be entitled to elect, in writing, not to have tax withholding apply.

This is true except for distributions from certain qualified contracts that may be subject to mandatory 20% withholding. Withholding applies to the portion of the withdrawal which is includible in income and subject to federal income tax. The federal income tax withholding rate for partial withdrawals and full surrenders is currently 10%, or 20% for certain qualified contracts, of the taxable amount of the withdrawal. Withholding applies only if the taxable amount of the withdrawal is at least $200. Some states also require withholding for state income taxes. Moreover, the Code provides that a 10% penalty tax may be imposed on the taxable portions of distributions for certain early withdrawals.

Withdrawals, including surrender requests, generally will be processed as of the end of the valuation period during which the request, including all completed forms, is received. Payment of any cash withdrawal or lump sum death benefit due from the variable account will occur within seven days from the date on which your request is received, except that we may postpone such payment if:

1. the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2. an emergency exists as defined by the Commission, or the Commission requires that trading be restricted; or

3. the Commission permits a delay for the protection of owners.

The withdrawal request will be effective when all appropriate forms are received. Payments of any amounts derived from purchase payments paid by check may be delayed until the check has cleared your bank. When a withdrawal is made from a guarantee period before its expiration date, the amount withdrawn will generally be subject to an interest adjustment. The payment of a withdrawal from the fixed account may be delayed for up to six months. If delayed for more than 30 days, interest will be paid on the withdrawal amount up to the date of payment.

You, as the owner, assume the investment risk for amounts allocated to the variable account. Certain withdrawals are subject to a contingent deferred sales load. The total amount paid upon surrender of the contract, taking into account any prior withdrawals, may be more or less than the total purchase payments paid.

Additional Withdrawal and Surrender Provisions

After a withdrawal of the total cash surrender value, or at any time that the account value is zero, all of your rights as the owner will terminate.

Except IRA's and Roth IRAs, qualified contracts offered by the prospectus are only offered with our prior approval. They will be issued in connection with retirement plans which meet the requirements of the Code. You should refer to the terms of the particular retirement plans for any additional limitations or restrictions on your cash withdrawals, as these limitations or restrictions may supercede those of the contract issued by us.

You may elect, under the systematic withdrawal option or automatic payout option (but not both), to withdraw certain amounts on a periodic basis from the sub-accounts before the annuity date.

Systematic Withdrawal Option

Before to the annuity date, you may elect to have withdrawals automatically made from one or more sub-account(s) on a monthly basis. You can do this by giving written notice to our service center. Other distribution modes may be allowed. The withdrawals will begin the month following, but no sooner than one week following, receipt of your written notice. Please note, however, payments will not begin sooner than the later of:

a. 30 days after the contract date; or

b. the end of the free look period, allowing for 5 days for delivery of the contract by mail.

Upon written notice to you, we may change the day of the month on which withdrawals are made under this option. Withdrawals will be from the sub-account, or sub-accounts, and in the percentage allocations specified by you. If no specifications are made, withdrawals will be pro rata from all sub-accounts the fixed account with value. Systematic withdrawals can not be made from a sub-account from which dollar cost averaging transfers are being made.

Eligibility and Rules of the Systematic Withdrawal Option

To be eligible for the systematic withdrawal option:

* the account value must be at least $12,000 at the time you elect to use this option;

* the minimum monthly amount that can be withdrawn is $100; and

* the maximum monthly amount that can be withdrawn on an annual basis is equal to the sum, as of the date of the first withdrawal, of:

a. 10% of purchase payments that are less than seven contract years old; and

b. 10% of remaining purchase payments that are at least seven contract years old.

Systematic withdrawals are not subject to the contingent deferred sales load but can be reduced by any applicable premium tax. Systematic withdrawals may be taxable, subject to withholding, and subject to the 10% penalty tax.

Systematic withdrawals will continue unless you terminate them or they are automatically terminated by us as described in the contract. If this option is terminated it may not be used again until the next contract anniversary. In some states, no partial withdrawal may be made while the systematic withdrawal option is in effect. Any partial withdrawal will automatically terminate the systematic withdrawal option. Any portion of such partial withdrawal which exceeds the allowed amount for withdrawals will be subject to a contingent deferred sales load. In other states, only one partial withdrawal can be made while the systematic withdrawal option is in effect. Making more than one partial withdrawal while this option is in effect will automatically terminate the systematic withdrawal option. Amounts that exceed the allowed amount for withdrawals will be subject to a contingent deferred sales load.

We reserve the right to impose an annual fee of an amount not to exceed $25 per contract year for administrative expenses associated with processing the systematic withdrawals. This fee, which is currently waived, will be deducted from each systematic withdrawal in equal installments during a contract year. The systematic withdrawal option is not available with the fixed account. Consult your tax adviser and, if applicable, the particular retirement plan, before requesting withdrawals from a qualified contract. There may be severe restrictions on withdrawals from qualified contracts.

Automatic Payout Option, or APO

Before the annuity date, you may elect the automatic payout option, referred to as the APO, to satisfy minimum distribution requirements under the Code for certain qualified contracts.

DEATH BENEFIT

If an owner or annuitant dies before the annuity date, a death benefit is payable. The death benefit will be equal to the greatest of:

1) the account value;

2) the account value determined as of the seventh contract anniversary and on each succeeding contract anniversary occurring at subsequent seven year intervals thereafter, adjusted for any subsequent purchase payments paid by the owner (less the sum of all subsequent withdrawals and any premium taxes applicable to those withdrawals); or

3) the sum of all purchase payments, less withdrawals and any premium taxes applicable to those withdrawals, plus interest thereon equal to a 5% annual effective rate, credited on a daily basis up to:

a) the contract anniversary following the earlier of any owner's or annuitant's 75th birthday; or

b) the date the sum of all purchase payments, (less the sum of all withdrawals and any premium taxes), together with credited interest, has grown to two times the amount of all purchase payments (less all withdrawals and any premium taxes) as a result of such interest accumulation, if earlier. For contracts purchased by any owner or with an annuitant age 75 or older, the death benefit available under option 3) above will be the sum of all purchase payments, less withdrawals and any premium taxes applicable to these withdrawals.

The death benefit will be determined as of the valuation period during which the later of:

a) proof of death of the owner or annuitant is received by our service center;
or

b) written notice of the method of settlement elected by the beneficiary is received at our service center.

If no settlement method is elected, the death benefit will be calculated and paid as of a date no later than one year after the date of death. No contingent deferred sales load will apply. Until the death benefit is paid, the account value allocated to the variable account will remain in the sub-accounts as previously specified by the owner, or in the sub-accounts as reallocated according to instructions received by us from all beneficiaries. Therefore, the account value will fluctuate with investment performance of the applicable sub-accounts. As a result, the amount of the death benefit will depend on the account value at the time the death benefit is paid. There is no extra charge for the death benefit, and it applies automatically, i.e. no election by the owner is necessary.

Payment of Death Benefit

The death benefit is generally payable upon receipt of proof of death of the annuitant or owner. Where the owner is not an individual, the death benefit is generally payable upon receipt of proof of death of the annuitant. Once our service center receives this proof and the beneficiary's choice of a method of settlement, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information to make the payment. The death benefit may be paid in a lump sum cash benefit. Or, subject to any limitations under any state or federal law, rule, or regulation, it may be paid under one of the annuity forms, unless a settlement agreement effective under the contract prevents this choice. If no settlement method is elected within one year of the date of death, the death benefit will be paid in a lump sum. The payment of the death benefit may be subject to certain distribution requirements under the federal income tax laws.

Designation of Beneficiaries

You, as the owner, may select one or more beneficiaries and name them in a form and manner acceptable to us. If you select more than one beneficiary, unless you indicate otherwise, they will each share equally in any death benefits payable in the event of the annuitant's death before the annuity date if there is no contingent annuitant, or the owner's death if there is no joint owner, and the owner is an individual other than the annuitant. Different beneficiaries may be named with respect to the annuitant's death and the owner's death. Respectively, these individuals are referred to as the annuitant's beneficiary and the owner's beneficiary. Before the annuitant's death, you may change the beneficiary by notice to our service center in a form and manner acceptable to us. You may also make the designation of beneficiary irrevocable by sending notice to and obtaining approval from our service center. Irrevocable beneficiaries may only be changed with the written consent of the designated irrevocable beneficiaries, except to the extent required by law.

The interest of any beneficiary who dies before the owner or annuitant will terminate at the death of the beneficiary. The interest of any beneficiary who dies at the time of, or within 30 days after, the death of the owner or annuitant will also terminate if no benefits have been paid, unless the contract has been endorsed to provide otherwise. The benefits will then be paid as though the beneficiary had died before the owner or annuitant. If the interests of all designated beneficiaries have terminated, any benefits payable will be paid to the owner's estate.

We may rely on an affidavit by any responsible person in determining the identity or non-existence of any beneficiary not identified by name.

Death of Annuitant Before the Annuity Date

If the annuitant dies before the annuity date and the annuitant is not the owner and there is no contingent annuitant, a death benefit under the contract relating to that annuitant will be paid to the annuitant's beneficiary. If there is a contingent annuitant, then upon the death of the annuitant the contingent annuitant will become the annuitant and no death benefit will be paid at that time.

Death of Owner Before the Annuity Date

If an owner dies before the annuity date, a death benefit will be paid to that owner's beneficiary. If the contract has joint owners, the surviving joint owner will be the owner's beneficiary. If the owner's beneficiary is the deceased owner's spouse, then the spouse may elect to treat the contract as his or her own or receive payment of the death benefit. The payment of the death benefit may be subject to certain distribution requirements under the federal income tax laws.

Death of Annuitant or Owner After the Annuity Date

If the annuitant or an owner dies after the annuity starts, the remaining undistributed portion, if any, of the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such death. Under some annuity forms, there will be no death benefit. If the owner is not the annuitant, upon an owner's death, any remaining ownership rights will pass to the owner's beneficiary.

CHARGES AND DEDUCTIONS

No deductions are made from purchase payments except for any applicable premium taxes. Therefore, the full amount, less any premium taxes, of the purchase payments are invested in one or more of the sub-accounts of the variable account or the fixed account.

As more fully described below, charges under the contract are assessed in three ways:

1. as deductions for the contract or annuity fees, any transfer fees, systematic withdrawal option or asset rebalancing fees, (if any), any interest adjustment (for withdrawals from the fixed account) and, if applicable, for premium taxes;

2. as charges against the assets of the variable account for the assumption of mortality and expense risks and administrative expenses; and

3. as contingent deferred sales loads.

In addition, certain deductions are made from the assets of the funds for investment management fees and expenses. These fees and expenses are described in the funds' prospectuses and their statements of additional information.

Contingent Deferred Sales Load/
Surrender Charge

No deduction for sales charges is made from your purchase payments, although premium taxes may be deducted. However, a contingent deferred sales load, or surrender charge, of up to 6% of purchase payments paid may be imposed on certain withdrawals or surrenders from the acount value to partially cover certain expenses incurred by us relating to the sale of the contracts, including commissions paid to salespersons, the costs of preparation of sales literature and other promotional costs and acquisition expenses.

The contingent deferred sales load/surrender chatrge percentage varies according to the number of contract years between the contract year in which a net purchase payment was credited to the contract and the contract year in which the withdrawal is made. The amount of this charge is determined by multiplying the amount withdrawn subject to the contingent deferred sales load by the contingent deferred sales load percentage according to the following table.

Number of Contract Years        Contingent
Years Since Receipt of          Deferred
Each Purchase Payment           Sales Load
Less than one year              6%
1 year but less than 2 years    6%
2 years but less than 3 years   5%
3 years but less than 4 years   5%
4 years but less than 5 years   4%
5 years but less than 6 years   4%
6 years but less than 7 years   2%
7 or more years                 0%

In no event will the total contingent deferred sales load/surrender charge assessed against the contract exceed 6% of the aggregate purchase payments paid to a contract.

Certain amounts may be withdrawn free of any contingent deferred sales load. You may make withdrawals up to the allowed amount without incurring a contingent deferred sales load/surrender charge each contract year before the annuity date. During the first contract year, the allowed amount is equal to accumulated earnings not previously withdrawn.

For the first withdrawal, and only the first withdrawal in a contract year after the first contract year, the available allowed amount you may withdraw is equal to the sum of:

1. 100% of purchase payments not previously withdrawn and received at least seven contract years before the date of withdrawal; plus

2.      the greater of:

a.      accumulated earnings not previously withdrawn; or

b. 10% of purchase payments received at least one but less than seven complete contract years before the date of withdrawal not reduced to take into account any withdrawals deemed to be made from such purchase payments.

After the first withdrawal in a contract year after the first contract year, the available allowed amount is equal to the sum of:

1. 100% of purchase payments not previously withdrawn and received at least seven contract years before the date of withdrawal; plus

2. accumulated earnings not previously withdrawn.

Withdrawals will always be made first from your accumulated earnings, and then from your premiums on a first-in first-out basis. This is done so that accumulated earnings may be depleted with the first withdrawal and the 10% of premiums discussed above is not used in the calculation of the allowed amount. If an allowed amount is not withdrawn during a certificate year, it does not carry over to the next certificate year. However, accumulated earnings, if any, in your certificate value are always available as the allowed amount. No withdrawals are allowed from to premiums made by a check which has not cleared.

Some certificate owners may hold certificates issued before 1995 which, when originally issued, provided for an allowed amount which was equal to the sum of:

1. all premiums, not previously withdrawn and held more than seven certificate years; plus

2. 10% of premiums held between one and seven certificate years not reduced by any withdrawals made by the owner from such premiums.

Withdrawals will always be made first from your accumulated earnings, and then from your purchase payments on a first-in first-out basis. This is done so that accumulated earnings may be depleted with the first withdrawal and the 15% of purchase payments discussed above is not used in the calculation of the allowed amount. If an allowed amount is not withdrawn during a contract year, it does not carry over to the next contract year. However, accumulated earnings, if any, in your account value are always available as the allowed amount. No withdrawals are allowed from purchase payments made by a check which has not cleared.

Some owners may hold contracts issued before 1995 which, when originally issued, provided for an allowed amount which was equal to the sum of:

1. all purchase payments, not previously withdrawn and held more than seven contract years; plus

2. 10% of purchase payments held between one and seven contract years not reduced by any withdrawals made by the owner from such purchase payments.



Under these contracts, withdrawals were made first from purchase payments on a first-in, first-out basis, then from earnings. The allowed amount that applies to these owners will be determined by whichever formula provides them with the larger amount available, for full surrenders only, without a contingent deferred sales load.

No contingent deferred sales load will be charged on the allowed amount if a contract is surrendered and you were eligible to withdraw the amount without charge but had not made such a withdrawal during the contract year. In addition, no contingent deferred sales load is charged:

1. upon annuitization after the first three contract years to an option involving life contingencies;
2. upon payment of the death benefit;

3. upon transfers of account value among the sub-accounts and the guarantee periods;

4. under the systematic withdrawal option; or,

5. in some circumstances, under the automatic payout option.

Any applicable contingent deferred sales load will be deducted from the amount requested for both partial withdrawals and full surrenders. The contingent deferred sales load and any premium tax applicable to a withdrawal from the fixed account will be deducted from the amount withdrawn after the interest adjustment, if any, is applied and before payment is made to you.

The contingent deferred sales load arising from a withdrawal or surrender of the contract will be waived if you receive extended medical care in a licensed hospital or nursing care facility for a least 45 days (30 days for contracts issued in Pennsylvania) during any continuous 60 day period beginning on or after the first contract anniversary and the request for the withdrawal or surrender, together with proof of such extended care, is received at our service center during the term of such care or within 90 days after the last day upon which you received such extended care. This waiver of the contingent deferred sales load may not be available in all states and does not apply if you are receiving extended medical care in a licensed hospital or nursing care facility at the time you applied for the contract or at the contract date.

Additionally, in some states, the contingent deferred sales load arising from a withdrawal or surrender of the contract will be waived if you are diagnosed, after the first contract year, with a terminal illness reasonably expected to result in death within twelve months. Proof of the terminal illness must be received by our service center at the time the withdrawal or surrender request is received.


Administrative Charges

At the end of each contract year before the annuity date, we deduct an annual account fee as partial compensation for expenses relating to the issue and maintenance of the contract and the variable account. The annual account fee is equal to the lesser of $30 or 2% of the account value. No account fee will be deducted for a contract year if your account value exceeds $50,000 on the last business day of the contract year or as of the date the contract is surrendered. The account fee may be changed upon 30 days advance written notice to you. In no event may this fee exceed the lesser of $60 or 2% of the account value.

Such increases in the account fee will apply only to future deductions after the effective date of the change. If you surrender your contract on other than the end of a contract year, we will deduct the account fee in full at the time of the surrender. The account fee will be deducted on a pro rata basis from each sub-account in which the contract is invested at the time of such deduction or from the fixed account if there are insufficient funds in the sub-accounts. If the entire amount is in the fixed account, then the annual account fee will be deducted on a pro rata basis from all guarantee periods

After the annuity date, we deduct an annual annuity fee of $30 in equal amounts from each variable annuity payment made during the year. If monthly payments, the amount paid per month will be $2.50. This fee will not be changed. No annuity fee will be deducted from fixed annuity payments.

We also deduct the administrative expense charge from the variable account at the end of each valuation period both before and after the annuity date at an effective current annual rate of0.15% of assets held in each sub-account. This deduction is for administrative expenses attributable to the contracts and the variable account which exceed the revenues received from the account fee, any transfer fee, and any fee imposed for systematic withdrawals.

We have the ability to increase or decrease this charge, but the charge is guaranteed not to exceed 0.25%. We will provide 30 days written notice of any change in fees. The administrative charges do not bear any relationship to the actual administrative costs of a particular contract. The administrative expense charge is reflected in the variable accumulation or variable annuity unit values for each sub-account.

Mortality and Expense Risk Charge

We impose a charge called the mortality and expense risk charge to compensate it for bearing certain mortality and expense risks under the contracts. For assuming these risks, we make a daily charge equal to 0.003403% corresponding to an effective annual rate of 1.25% of the value of the net assets in the variable account. This charge is imposed before the annuity date and if an annuity purchase amount is applied to a variable payment option, also after the annuity date. We guarantee that this charge of 1.25% will never increase.

The mortality and expense risk charge is reflected in the variable accumulation or variable annuity unit values for each sub-account.

Variable accumulated values and variable annuity payments are not affected by changes in actual mortality experience incurred by us. The mortality risks assumed by us arise from our contractual obligations to make annuity payments and to pay death benefits before the annuity date. The annuity payments are determined in accordance with the annuity tables and other provisions contained in the contract. Thus, as owner, you are assured that neither the annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely affect the annuity payments under the contract.

We also bear substantial risk in connection with the death benefit before the annuity date, since it will pay a death benefit that may be greater than the account value. In this way, we bear the risk of unfavorable experience in the sub-accounts. The expense risk assumed by us a is the risk that our actual expenses in administering the contract and the variable account will exceed the amount recovered through the administrative expense charge, account fees, transfer fees and any fees imposed for systematic withdrawals.

If the mortality and expense risk charge is insufficient to cover actual costs and risks assumed, the loss will fall on us. Conversely, if this charge is more than sufficient, any excess will be profit to us. Currently, we expect a profit from this charge.


We anticipate that the contingent deferred sales load will not generate sufficient funds to pay the cost of distributing the contracts. To the extent that the contingent deferred sales load is insufficient to cover the actual cost of contract distribution, the deficiency will be met from our general corporate assets which may include amounts, if any, derived from the mortality and expense risk charge.

Premium Taxes

        We may be required to pay premium or retaliatory taxes currently ranging from 0% to 3.5% in connection with purchase payments or values under the contracts. Depending upon applicable state law, we may deduct the premium taxes which are payable with respect to a particular contract from the purchase payments, from amounts withdrawn, or from amounts applied on the annuity date. In some states, charges for both direct premium taxes and retaliatory premium taxes may be imposed at the same or different times with respect to the same purchase payment, depending upon applicable state law.

In certain limited circumstances, a broker-dealer or other entity distributing the contracts may elect to pay to us an amount equal to the premium taxes that would otherwise be attributable to that entity's customers. In such cases, we will not impose a premium tax charge on those contracts.

Transfer Fee

        We charge a fee equal to the lesser of $10 or 2% of the amount of transfer for each transfer in excess of 18 in a contract year. We reserve the right to:

a) waive the transfer fee;

b) vary the number of transfers without charge, but not fewer than 12; or

c) not count transfers under certain options or services for purposes of the allowed number without charge.

        Currently, we do not charge a fee for automatic asset rebalancing. However, we reserve the right to impose a nominal fee.

Systematic Withdrawal Option

We reserve the right to impose an annual fee of an amount not to exceed $25 for administrative expenses associated with processing systematic withdrawals. This fee, which is currently waived, will be deducted in equal installments from each systematic withdrawal you take during a contract year.

Automatic Asset Rebalancing Option

We currently do not charge for automatic asset rebalancing, but we reserve the right to impose a nominal fee for this feature in the future.

Taxes

Under present laws, we will incur state or local taxes, in addition to the premium taxes described above, in several states. No charges are currently made for taxes other than state premium taxes. However, we reserve the right to deduct charges in the future for federal, state and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the contracts.

Portfolio Expenses

The value of the assets in the variable account reflects the value of portfolio shares and therefore the fees and expenses paid by each portfolio. You can find a complete description of the fees, expenses, and deductions from the portfolios in the portfolios' prospectuses.

Interest Adjustment

For a description of the interest adjustment applicable to early withdrawals and transfers from the guarantee periods of the fixed account, see The Fixed Account on page 21.

Sales in Special Situations

We may sell the contracts in special situations that are expected to involve reduced expenses for us. These instances may include:

1. sales in certain group arrangements, such as employee savings plans;

2. sales to current or former officers, directors, employees and their families, of Transamerica and its affiliates; 3. sales to officers, directors, employees and their families, of the portfolios' investment advisers and their affiliates; or

4.  sales  to  officers,  directors,   employees  and  sales  agents,  including
registered representatives and their families, or broker-dealers and other financial institutions that have sales agreements with us to sell the contracts.

In such situations:

1. the contingent deferred sales load may be reduced or waived;

2. the mortality and expense risk charge or administration charges may be reduced or waived; or

3. certain amounts may be credited to the contract account value, for example, amounts related to commissions or sales compensation otherwise payable to a broker-dealer may be credited to the contract account value.

These reductions in fees or charges or credits to the account value will not unfairly discriminate against any contract owner. These reductions in fees or charges or credits to the account value are generally taxable and treated as purchase payments for purposes of income tax and any possible premium tax c

DISTRIBUTION OF THE CONTRACT

Transamerica Securities Sales Corporation, also referred to as TSSC, is the principal underwriter of the contracts under a Distribution Agreement with Transamerica. TSSC may also serve as an underwriter and distributor of other contracts issued through the variable account and certain other separate accounts of Transamerica and any affiliates of Transamerica. TSSC is a wholly-owned subsidiary of Transamerica Insurance Corporation of California. TSSC is registered with the Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc., also known as the NASD. Its principal offices are located at 1150 South Olive, Los Angeles, California 90015. Transamerica pays TSSC for acting as the principal underwriter under a distribution agreement.

TSSC has entered into sales agreements with other broker/dealers to solicit applications for the contracts through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the contracts may be solicited by registered representatives of the broker/dealers appointed by Transamerica to sell its variable life insurance and variable annuities. These broker/dealers are registered with the Commission and are members of the NASD. The registered representatives are authorized under applicable state regulations to sell variable life insurance and variable annuities.

Under the agreements, contracts will be sold by broker/dealers which will generally receive compensation of up to 6.25% of any initial and additional purchase payments paid, although higher amounts may be paid in certain circumstances. Additional amounts may be paid in certain circumstances (such as upon certain annuitizations, when an additional commission of 2.5% of the account value annuitized may be paid). Additional amounts, including asset based trail commissions, may be paid in certain circumstances.

Transamerica Financial Resources, Inc., referred to as TFR, also is an underwriter and distributor of the contracts. TFR is a wholly-owned subsidiary of Transamerica Insurance Corporation of California and is registered with the Commission and the NASD as a broker/dealer.

ANNUITY PAYMENTS

Annuity Date

Initially, you select the annuity date at the time you pay the initial purchase payment. After that, you may change the annuity date from time to time by giving notice to our service center in a form and manner acceptable to us. Our service center must receive notice of each change at least 30 days before to the then-current annuity date. The annuity date must not be earlier than the third contract anniversary, except for certain qualified contracts.

The annuity date is the date that the annuity purchase amount is applied to provide the annuity payments under the contract. The annuity date will be used together with the annuity form and payment option you have selected. The annuity date will remain effective unless the entire account value has been withdrawn or the death benefit has been paid to the beneficiary before that date.

The latest annuity date which may be elected is the later of:

a) the first day of the calendar month immediately preceding the month of the annuitant's 85th birthday; or

b) the first day of the month coinciding with or next following the tenth contract anniversary.

This annuity date extension to the tenth contract anniversary may not be available in all states. The annuity date must be the first day of a calendar month. The first annuity payment will be on the first day of the month immediately following the annuity date.

Annuity Payment

The annuity purchase amount is the account value, minus any interest adjustment, minus any applicable contingent deferred sales load and minus any applicable premium taxes. Any contingent deferred sales load will be waived if the annuity form involves life contingencies and begins on or after the third contract anniversary.

If the amount of the monthly annuity payment from of the payment options which you select results in a monthly annuity payment of less than $150, or if the annuity purchase amount is less than $5,000, we reserve the right to offer a less frequent mode of payment or pay the account value in a cash payment. Monthly annuity payments from the variable annuity payment option will further be subject to a minimum monthly annuity amount of $75 from each sub-account of the variable account from which such payments are made. You may choose from the annuity forms below. We may consent to other plans of payment before the annuity date. For annuity forms involving life income, the actual age and/or sex of the annuitant, or a joint or contingent annuitant will affect the amount of each payment. Sex-distinct rates generally are not allowed under certain qualified contracts and in some jurisdictions. We reserve the right to ask for satisfactory proof of the annuitant's, or the joint or contingent annuitant's age. We may delay annuity payments until satisfactory proof is received. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment will be greater for older annuitants than for younger annuitants.

You may choose from the two annuity payment options described below. The annuity date and annuity forms available for qualified contracts may also be controlled by endorsements, the plan or applicable law.

A portion or the entire amount of the annuity payments may be taxable as ordinary income. If, at the time the annuity payments begin, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government. Federal income tax withholding is mandatory for certain distributions from Section 401 retirement plans and 403(b) annuities. State income tax withholding may also apply.

Election of Annuity Forms and Payment Options

Before the annuity date and while the annuitant is living, you may, by written request, change the annuity form or annuity payment option or may request payment of the cash surrender value of the contract. The request for change of the annuity date or annuity payment option must be received by our service center at least 30 days before the annuity date.

If you do not select an annuity form and payment option within at least 30 days before the annuity date, we will make variable annuity payments according to the 120 month period certain and life annuity form and the applicable provisions of the contract.

Annuity Payment Options

The annuity forms may be paid under fixed or variable annuity payment options.

Under the fixed annuity payment option, the amount of each payment will be determined on the annuity date and will not subsequently be affected by the investment performance of the sub-accounts.

Under the variable annuity payment option, the annuity payments after the first, will reflect the investment experience of the sub-account or sub-accounts chosen by the owner.

You may elect a fixed annuity, a variable annuity, or a combination of both, in 25% increments of the annuity purchase amount. If you elect a combination, you must specify what part of the annuity purchase amount is to be applied to the fixed and variable payment options.

Unless you specify otherwise, the applied annuity purchase amount will be used to provide a variable annuity. The initial allocation of variable annuity units for the variable sub-accounts will be in proportion to the contract's value in the sub-accounts on the annuity date.

Fixed Annuity Payment Option

A fixed annuity provides for annuity payments that remain constant according to the terms of the annuity form elected. If a fixed annuity is selected, the portion of the annuity purchase amount used to provide the fixed annuity will be transferred to the general account assets. The amount of annuity payments will be established by the fixed annuity provisions selected and the age and sex, (if sex-distinct rates are allowed by law), of the annuitant and will not reflect investment performance after the annuity date.

The fixed annuity payment amounts are determined by applying the annuity purchase rate specified in the contract to the portion of the annuity purchase amount you applied to the fixed annuity option. Payments may vary after the death of the annuitant under some annuity options; the amounts of these variances are fixed on the annuity date.

Variable Annuity Payment Option

A variable annuity provides for payments that vary in dollar amount, based on the investment performance of the selected sub-accounts of the variable account. The variable annuity purchase rate tables in the contract reflect an assumed, but not guaranteed, annual interest rate of 4%, so if the actual net investment performance of the sub-accounts is less than this rate, then the dollar amount of the actual annuity payments will decrease. If the actual net investment performance of the sub-accounts is higher than this rate, then the dollar amount of the actual annuity payments will increase. If the net investment performance exactly equals the 4% rate, then the dollar amount of the actual annuity payments will remain constant.

Variable annuity payments will be based on the sub-accounts you select, and on the allocations you make among the sub-accounts. For further details as to the determination of variable annuity payments, see the Statement of Additional Information.

Annuity Forms

You may choose any of the annuity forms described below. Subject to our approval, you may also select any other annuity form then being offered by us. You may select among any of the following contract choices:

1. Life Annuity. Payments start on the first day of the month immediately following the annuity date, if the annuitant is living. Payments end with the payment due just before the annuitant's death. There is no death benefit under this form. It is possible that only one payment will be made under this form if the annuitant dies before the second payment is due; only two payments will be made if the annuitant dies before the third payment is due, and so forth.

2. Life and Contingent Annuity. Payments start on the first day of the month immediately following the annuity date, if the annuitant is living. Payments will continue for as long as the annuitant lives. After the annuitant dies, payments will be made to the contingent annuitant, if living, for as long as the contingent annuitant lives. The continued payments can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. Payments will end with the payment due just before the death of the contingent annuitant. There is no death benefit after both the annuitant and the contingent annuitant die. If the contingent annuitant does not survive the annuitant, payments will end with the payment due just before the death of the annuitant. It is possible that only one payment or very few payments will be made under this form, if the annuitant and contingent annuitant die shortly after payments begin.

The written request for this form must:
a)      name the contingent annuitant; and

b)      state the percentage of payments for the contingent annuitant.

Once annuity payments start under this annuity form, the person named as contingent annuitant for purposes of being the measuring life, may not be changed. we will need proof of age for the annuitant and the contingent annuitant before payments start.

3. Life Annuity With Period Certain. Payments start on the first day of the month immediately following the annuity date, if the annuitant is living. Payments will be made for the longer of:

a)      the annuitant's life; or,

b)      the period certain.

The period certain may be 120 or 180 or 240 months, but in no event may it exceed the life expectancy of the annuitant. If the annuitant dies after all payments have been made for the period certain, payments will cease with the payment due just before the annuitant's death. No benefit will then be payable to the annuitant's beneficiary.

If the annuitant dies during the period certain, the rest of the period certain payments will be made to the annuitant's beneficiary. You may elect to have the commuted value of these payments paid in a single sum. The commuted value is the remaining amount of the period certain payments discounted at the then current rate of interest used for such values.

If you do not elect to have the commuted value paid in a single sum after the annuitant's death, you may designate a payee to receive any remaining payments payable if the annuitant's beneficiary dies before all of the payments under the period certain have been made.

If the annuitant's beneficiary dies before receiving all of the remaining period certain payments and a designated payee does not survive the annuitant's beneficiary for at least 30 days, then the remaining payments will be paid to the owner, if living, otherwise in a single sum to the owner's estate.

The written request for this form must:

a)      state the length of the period certain; and

b)      name the annuitant's beneficiary.

4. Joint and Survivor Annuity Payments will be made, starting on the first day of the month immediately following the annuity date, if and for as long as the annuitant and joint annuitant are living. After the annuitant or joint annuitant dies, payments will continue as long as the survivor lives. The continued payments can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. It is possible that only one payment or very few payments will be made under this form if the annuitant and joint annuitant both die shortly after payments begin.

The written request for this form must:

a) name the joint annuitant; and

b) state the percentage of continued payments for the survivor.

Once payments start under this annuity form, the person named as joint annuitant, for the purpose of being the measuring life, may not be changed. We will need proof of age for the joint annuitants before payments start.

5. Other Forms of Payment. Benefits can be provided under any other annuity form not described in this section subject to our agreement and any applicable state or federal law or regulation. Requests for any other annuity form must be made in writing to our service center at least 30 days before the annuity date.

Once payments start under the annuity form and payment option you selected:

a) no changes can be made in the annuity form and payment option;

b) no additional purchase payments will be accepted under the contract; and c) no further withdrawals will be allowed.

You may, at any time after the annuity date by written notice to us at our service center, change the payee of annuity benefits being provided under the contract.

The effective date of change in payee will be the later of:

a) the date we receive the written request for such change; or

b) the date you specify.

If the contract is issued as a qualified contract, you may not change the payee on or after the annuity date.

Alternate Fixed Annuity Rates

The amount of any fixed annuity payments will be determined on the annuity date by using either the guaranteed fixed annuity rates or our current single premium fixed annuity rates at the time, whichever would result in a higher amount of monthly fixed annuity payments.

QUALIFIED CONTRACTS

The qualified contracts may be used to fund contributory and rollover IRAs and Roth IRAs. With our prior approval, the qualified contracts may also be used for various types of qualified pension and profit sharing plans under Code Section 401, which permits corporate employers to establish various types of retirement plans for employees, and as Section 403(b) annuities. Currently, additional premiums after the initial premium may not be made to certificates used as
Section 401(a) or Section 403(b) annuities. The tax rules applicable to distribution from qualified retirement plans, including restrictions on contributions and benefits, taxation of distributions, and any tax penalties, vary according to the type of plan and the terms and the conditions of the plan itself.

Various tax penalties may apply to:

a) contributions in excess of specified limits;

b) distributions before age 591/2, subject to certain exceptions;

c) distributions that do not satisfy specified requirements; and

d) certain other transactions subject to qualified plans.

If you are purchasing a contract for use in a qualified plan, you should seek competent advice regarding the suitability of the proposed plan documents and the contracts to their specific needs. We reserve the right to decline to sell the contract to certain qualified plans or terminate the contract if, in our judgment, the contract is not appropriate for the plan.

If a contract is purchased to fund an IRA or Roth IRA, you must also be the annuitant. In addition, under current tax law, minimum distributions are required from certain qualified contracts. You should consult your tax adviser concerning these matters.

The Automatic Payout Option, or APO

Before to the annuity date, for qualified contract other than Roth IRAs, you may elect the automatic payout option, or APO, to satisfy minimum distribution requirements under Code Sections 401(a)(9), 403(b), and 408(b)(3).

For IRAs and SEP/IRAs, this may be elected no earlier than six months before the calendar year in which you attain age 701/2, but payments may not begin earlier than January of such calendar year. For other qualified contracts, APO can be elected no earlier than six months before the later of when you:

a)      attain age 701/2; and

b)      retire from employment.

Additionally, APO withdrawals may not begin before the later of:

a) 30 days after the contract date; or

b) the end of the free look period.

You may elect APO in any calendar month, but no later than the month in which you attain age 84. APO withdrawals will be from the sub-accounts and in the percentage allocations which you specify. If no specifications are made, withdrawals will be pro rata from all sub-accounts with value. Withdrawals can not be made from a sub-account from which dollar cost averaging transfers are being made.

Payments will be made annually, and will continue unless terminated by you or automatically terminated by us as set forth in the contract. Once terminated, APO may not be elected again.

If only APO withdrawals are made, no contingent deferred sales load will apply, regardless of the allowed amount. However, if a partial withdrawal is taken, that partial withdrawal and any subsequent withdrawals in that contract year will be subject to a contingent deferred sales load to the extent they exceed the allowed amount.

To be eligible for this option, the following conditions must be met:

1. the account value must be at least $12,000 at the time of election; and

2. the annual withdrawal amount is the larger of the required minimum distribution under Code Sections 401(a)(9) or 408(b)(3), or $500.

APO allows the required minimum distribution to be paid from the sub-accounts of the variable account. If there are insufficient funds in the variable account to make a withdrawal, or for other reasons as set forth in the contract, this option will terminate. In which case, if there are amounts in a contract's account value remaining in the fixed account, the minimum distribution requirements with regard to the account value may not be met. If amounts are transferred to sub-accounts from a guaranteed period before its expiration date, an interest adjustment will be made to such amounts.

If you have more than one qualified plan subject to the Code's minimum distribution requirements, you must consider all such plans in the calculation of your minimum distribution requirement, but we will make calculations and distributions from this contract only.

Restrictions under Section 403(b) Programs

Certain restrictions apply to annuity contracts used in connection Section 403(b) retirement plans. Code Section 403(b) provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations.

According to the requirements of the Code, Section 403(b) annuities generally may not permit distribution of:

a) elective contributions made in years beginning after December 31, 1988;

b) earnings on those contributions; or

c) earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989.

Distributions of such amounts will be allowed only upon death of the employee, on or after attainment of age 591/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL TAX MATTERS

Introduction

The following discussion is a general description of federal tax considerations relating to the contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the contract. If you are concerned about these tax implications, you should consult a competent tax adviser before initiating any transaction. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service, or simply, the IRS. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The contract may be purchased:

a) on a non-tax qualified basis for use as a non-qualified contract; or

b) purchased and used in connection with plans qualifying for special tax treatment as a qualified contract.

Qualified contracts are designed for use by individuals solely as plans entitled to special income tax treatment under Code Sections 401, 403(b), 408 and 408A.

The ultimate effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefit to the owner, the annuitant, or the beneficiary may depend on:

a) the type of retirement plan or arrangement for which the contract is purchased;

b) the tax status of the individual concerned; or

c) our tax status.

In addition, certain requirements must be satisfied in purchasing a qualified contract with proceeds from a tax qualified retirement plan or other arrangement. Certain requirements must also be met when receiving distributions from a qualified contract in order to continue receiving special tax treatment. Therefore, if you are considering the purchase of a qualified contract, you should seek competent legal and tax advice regarding the suitability of the contract for your situation. You will also need to be aware of the applicable requirements, and the tax treatment of the rights and benefits of the contract.

The following discussion assumes that a qualified contract is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment. The following discussion is also based on the assumption that the contract qualifies as an annuity contract for federal income tax purposes. The Statement of Additional Information discusses the requirements for qualifying as an annuity.

Purchase Payments

At the time the initial purchase payment is paid, as a prospective purchaser, you must specify whether you are purchasing a non-qualified contract or a qualified contract. If the initial purchase payment is derived from an exchange or surrender of another annuity contract, we may require that you provide information with regard to the federal income tax status of the previous annuity contract. We will require you purchase separate contracts if you desire to invest monies qualifying for different annuity tax treatment under the Code.

Each such separate contract would require the minimum initial purchase payment previously described. Additional purchase payments under a contract must qualify for the same federal income tax treatment as the initial purchase payment under the contract. We will not accept an additional purchase payment under a contract if the federal income tax treatment of such purchase payment would be different from that of the initial purchase payment.

Taxation of Annuities In General

Code Section 72 governs taxation of annuities in general. We believe that the owner who is a natural person generally is not taxed on increases in the value of a contract until distribution occurs by withdrawing all or part of the account value, for example, through withdrawals or annuity payments under the annuity option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the account value, and in the case of a qualified contract, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution, in the form of a single sum payment or an annuity, is taxable as ordinary income.

The owner of any non-qualified contract who is not a natural person generally must include in income any increase in the excess of the account value over the investment in the contract during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person, for example, a trust, may wish to discuss these with a competent tax adviser.

The following discussion generally applies to contracts owned by natural persons.

Withdrawals

In the case of a withdrawal under a qualified contract, including withdrawals under the systematic withdrawal option or the automatic payout option, a ratable portion of the amount received is taxable. This portion is generally based on the ratio of the investment in the contract to the individual's total accrued benefit under the retirement plan.

The investment in the contract generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. For a qualified contract, the investment in the contract can be zero. Special tax rules may apply to certain distributions from a qualified contract.

With  respect  to  non-qualified  contracts,   partial  withdrawals,   including
withdrawals under the systematic withdrawal option, are generally treated as taxable income to the extent that the account value immediately before the withdrawal exceeds the investment in the contract at that time. The investment in the contract is generally equal to the amount of non-deductible purchase payments made. If a partial withdrawal from the fixed account is subject to an interest adjustment, the account value immediately before the withdrawal will not be altered to take into account the interest adjustment. As a result, for purposes of determining the taxable portion of the partial withdrawal, the account value will be treated as including the amount deducted from the fixed account due to the interest adjustment. Full surrenders are treated as taxable income to the extent that the amount received exceeds the investment in the contract.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment elected under the contract. In general, only the portion of the annuity payment that represents the amount by which the account value exceeds the investment in the contract will be taxed. After the investment in the contract is recovered, the full amount of any additional annuity payments is taxable. For variable annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her investment in the contract.

For fixed annuity payments, in general, there is no tax on the portion of each payment which represents the same ratio that the investment in the contract bears to the total expected value of the annuity payments for the term of the payments. However, the remainder of each annuity payment is taxable. Once the investment in the contract has been fully recovered, the full amount of any additional annuity payments is taxable. If annuity payments cease as a result of an annuitant's death before full recovery of the investment in the contract, consult a competent tax adviser regarding deductibility of the unrecovered amount.

Withholding

The Code requires us to withhold federal income tax from distributions under the contracts. However, except for distributions from certain qualified contracts, an owner will be entitled to elect, in writing, not to have tax withheld. Withholding applies to the portion of a distribution which is includible in income and subject to federal income tax, where the taxable amount is at least $200. Some states also require withholding for state income taxes.

The withholding varies according to the type of distribution and the owner's tax status. "Eligible rollover distributions" from Section 401(a) plans and Section 403(b) tax sheltered annuities are subject to mandatory federal income tax withholding at the rate of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except for certain distributions, such as minimum required distributions or settlement option payments made in a specified form. The 20% mandatory withholding does not apply, however, if the owner chooses a "direct rollover" from the plan to another tax-qualified plan or to an IRA, other than a Roth IRA. The federal income tax withholding rate for a distribution that is not an eligible rollover distribution is 10% of the taxable amount of the distribution.

Penalty Tax

A federal income tax penalty equal to 10% of the amount treated as taxable income may be imposed. In general, however, there is no penalty tax on distributions:

1. made on or after the date on which the owner attains age 591/2;

2. made as a result of death or disability of the owner; or

3. received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of the owner and a designated beneficiary.

Other tax penalties may apply to certain distributions under a qualified contract.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the contract because of the death of an owner or the annuitant. Generally such amounts are includible in income as follows:

1. if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above; or

2. if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above.

For these purposes, the investment in the contract is not affected by the owner's or annuitant's death. That is, the investment in the contract remains the amount of any purchase payments paid which were not excluded from gross income. Other rules relating to distributions at death apply to qualified contracts. You should consult your legal counsel and tax adviser regarding these rules and their impact on qualified contracts.

Required Distributions upon Owner's Death

Notwithstanding any provision of the contract or this prospectus to the contrary, no payment of benefits provided under the contract will be allowed that does not satisfy the requirements of Code Section 72(s). If the owner dies before the annuity date, the death benefit payable to the owner's beneficiary will be distributed as follows:

a) the death benefit must be completely distributed within five years of the owner's date of death; or

b) the owner's beneficiary may elect, within the one year period after the owner's date of death, to receive the death benefit in the form of an annuity from us.

Please note that Item b) is based on the following provisions:

1. the annuity must be distributed in substantially equal installments over the life of the owner's beneficiary or over a period not extending beyond the life expectancy of the owner's beneficiary; and

2. the distributions must not begin later than one year after the owner's date of death.

Notwithstanding Items a) and b) above, if the sole owner's beneficiary is the deceased owner's surviving spouse, then the surviving spouse may elect, within the one year period after the owner's date of death, to continue the contract under the same terms as before the owner's death.

Upon receipt of such election from the spouse, in a form and manner acceptable to us, at our service office:

1. all rights of the spouse as owner's beneficiary under the contract in effect before such election will cease;

2. the spouse will become the owner of the contract and will also be treated as the contingent annuitant, if none has been named and only if the deceased owner was the annuitant; and

3. all rights and privileges granted by the contract or allowed by us will belong to the spouse as owner of the contract.

This election will be deemed to have been made by the spouse if such spouse makes a purchase payment to the contract or fails to make a timely election as described in this paragraph. If the owner's beneficiary is a nonspouse, the distribution provisions described in subparagraphs a) and b) above, will apply even if the annuitant and/or contingent annuitant are alive at the time of the owner's death. If the nonspouse owner's beneficiary is not an individual, then only a cash payment will be paid.

If no election is received by us from a nonspouse owner's beneficiary within the one year period after the owner's date of death, then we will pay the death benefit to the owner's beneficiary in a cash payment. The death benefit will be determined as of the date we make the cash payment. Such cash payment will be in full settlement of all our liability under the contract.

If Annuitant Dies After Annuity Starts - If the annuitant dies after the annuity starts, any benefit payable will be distributed at least as rapidly as under the annuity form then in effect.

If Owner Dies After Annuity Starts - If the owner dies after the annuity starts, any benefit payable will continue to be distributed at least as rapidly as under the annuity form then in effect. All of the owner's rights granted under the contract or allowed by us will pass to the owner's beneficiary.

Joint Ownership - For purposes of this section, if the contract has joint owners we will consider the date of death of the first joint owner as the death of the owner and the surviving joint owner will become the owner of the contract, subject to the provisions described above.

Transfers, Assignments, or Exchanges of the Contract

A transfer of ownership of a non-qualified contract, the designation of an annuitant, payee, or beneficiary who is not also the owner, or the exchange of a contract may result in certain tax consequences to the owner that are not discussed herein.

If you are contemplating any such designation, transfer, assignment, or exchange, you should contact a competent tax adviser with respect to the potential tax effects of such a transaction. Certain qualified contracts cannot be transferred or assigned, except as permitted by the Code or the Employee Retirement Income Security Act of 1974, or simply ERISA.

Multiple Policies

All deferred non-qualified annuity contracts that are issued by Transamerica, or its affiliates, to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under Code Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise.

Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and separate deferred annuity contracts as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws.

QUALIFIED CONTRACTS

In General

The qualified contract is designed for use as an IRA or Roth IRA. With our prior approval, the contract may also be used as a Section 403(b) annuity, and for use in qualified pension and profit sharing plans established by corporate employers.

The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions.

Adverse tax consequences may result from:

* contributions in excess of specified limits;

* distributions before age 591/2, subject to certain exceptions;

* distributions that do not conform to specified commencement and minimum distribution rules; and

* other specified circumstances.

We make no attempt to provide more than general information about use of the contracts with the various types of retirement plans. Owners and participants under retirement plans as well as annuitants and beneficiaries are cautioned that the rights of any person to any benefits under qualified contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract issued in connection with such a plan.

Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the contracts. Owners are responsible for determining that contributions, distributions and other transactions with respect to the contracts satisfy applicable law. Purchasers of contracts for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the contract.

For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner or plan participant:

1. reaches age 701/2; or

2. retires and distribution must be made in a specified manner.

If the plan participant is a "5 percent owner" as defined in the Code, distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the owner, or plan participant reaches, age 701/2.

For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner, or plan participant, reaches age 701/2. Roth IRAs under
Section 408A do not require distributions at any time before the owner's death.

Qualified Pension and Profit Sharing Plans

Code Section 401(a) permits employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the contract in order to provide retirement savings under the plans. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as H.R. 10, also permits self-employed individuals to establish qualified plans for themselves and their employees.

Adverse tax consequences to the plan, to the participant, or to both, may result if this contract is assigned or transferred to any individual as a means to provide benefits payments. If you are buying a contract for use with such plans should seek competent advice regarding the suitability of the proposed plan documents and the contract to their specific needs. The contract is designed to invest retirement savings and not to distribute retirement benefits.


Individual Retirement Annuities,
Simplified Employee Plans and Roth
IRAs

The contract is designed for use with contributory and rollover IRAs and Roth IRAs.

A contributory IRA is a contract in which initial and subsequent purchase payments are subject to limitations imposed by the Code. Code Section 408 permits eligible individuals to contribute to an individual retirement program known as an individual retirement annuity or individual retirement account, each hereinafter referred to as an IRA. Also, distributions from certain other qualified plans may be rolled over, or transferred on a tax-deferred basis into an IRA described in Code Section 408.

A Section 408 IRA is an IRA described in Sections 408(a) or 408(b), other than a Roth IRA.

Earnings in an IRA are not taxed until distributed. IRA contributions are limited each year to the lesser of $2,000 or 100% of the owner's compensation. This includes earned income as defined in Code Section 401(c)(2) and may be deductible in whole or in part depending on the individual's adjusted gross income and whether or not the individual is considered an active participant in a qualified plan. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are rolled over or transferred on a tax-deferred basis into an IRA.

Other than nondeductible contributions, amounts in the IRA are taxed when distributed from the IRA. Distributions before age 591/2 are subject to a 10% penalty tax, unless certain exceptions apply. Purchasers should seek competent advice as to the suitability of the contract for use with IRAs.

Eligible employers that meet specified criteria under Code Section 408(k) could establish simplified employee pension plans, also referred to as SEP-IRAs, for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs, and may be deductible to the employer. SEP-IRAs are subject to certain Code requirements regarding participation and amounts of contributions.

The contract may also be used with rollover Roth IRAs and contributory Roth IRAs. A contributory Roth IRA is a contract to which initial and subsequent purchase payments are subject to limitations imposed by the Code. Code Section 408A permits eligible individuals to contribute to an individual retirement program known as a Roth IRA on a non-deductible basis. In addition, distributions from a Section 408 IRA may be converted to a Roth IRA.

Distributions from a Roth IRA generally are not taxed, except that, once total distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

1. before age 591/2, subject to certain exceptions; or

2. during the five taxable years starting with the year in which the first contribution is made to the Roth IRA.

Purchasers should seek competent advice as to the suitability of the contract for use with Roth IRAs. The sale of a contract for use with an IRA, SEP-IRA or Roth IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of these contracts will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA, SEP-IRA or Roth IRA or their purchase.

Tax Sheltered Annuities

Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to Social Security and Medicare (FICA) taxes.

Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of:

* elective contributions made in years beginning after December 31, 1988;

* earnings on those contributions; or

* earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon death of the employee, attainment of age 591/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Pre-1989 contributions and earnings through December 31, 1989 are not subject to the restrictions described above. However, funds transferred to a qualified contract from a Section 403(b)(7) custodial account will be subject to the restrictions.

Restrictions under Qualified Policies

Other restrictions may apply to the election, commencement, or distribution of benefits may apply under qualified contracts or under the terms of the plans in respect of which qualified contracts are issued. A qualified contract will be amended as necessary to conform to the requirements of the Code.

Possible Changes in Taxation

Legislation has been proposed the in the past that, if enacted, would adversely modify the federal taxation of certain insurance and annuity contracts. For example, one proposal would tax transfers among investment options and tax exchanges involving variable contracts. A second proposal would reduce the investment in the contract under cash value life insurance and certain annuity contracts by certain amounts, thereby increasing the amount of income for purposes of computing gain. Although the likelihood of there being any changes is uncertain, there is always the possibility that the tax treatment of the contracts could be changed by legislation or other means. Moreover, it is also possible that any change could be retroactive, that is, effective before the date of the change. You should consult a tax adviser with respect to legislative developments and their effect on the contract.

Other Tax Consequences

As noted above, the foregoing discussion of the federal income tax consequences is not exhaustive and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law and the law may change. Federal gift and estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the contract depend on the individual circumstances of each owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

YEAR 2000 ISSUE

Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because dates are encoded using the standard six-place format that allows entry of only the last two digits of the year. This is commonly known as the "Year 2000 Problem".

Regarding our systems and software that administer the contracts, we believe that our own internal systems will be Year 2000 ready. Additionally, we require third party vendors that supply software or administrative services to us in connection with the contract administration, to certify that such software and/or services will be Year 2000 ready.

The "Year 2000 Problem" could adversely impact the portfolios if the computer systems used by the portfolios' investment adviser, sub-adviser, custodian and transfer agent (including service providers' systems) do not accurately process date information on or after January 1, 2000. The investment advisers are addressing this issue by testing the computer systems they use to ensure that those systems will operate properly on or after January 1, 2000, and seeking assurances from other service providers they use that their computer systems will be adapted to address the "Year 2000 Problem" in time to prevent adverse consequences on or after January 1, 2000. However, especially when taking into account interaction with other systems, it is difficult to predict with precision that there will be no disruption of services in connection with the year 2000.

We continue to believe that we will achieve Year 2000 readiness. However, the size and complexity of our systems and the need for them to interface with other systems internally and with those of our customers, vendors, partners, governmental agencies and other outside parties, creates the possibility that some systems may experience Year 2000 problems. Although we believe we will be properly prepared for the date change, we are also developing contingency plans to minimize any potential disruptions to operations, especially from externally interfaced systems over which we have limited or no control.

This issue could also adversely impact the value of the securities that the portfolios invest in if the issuing companies' systems do not operate properly on or after January 1, 2000, and this risk could be heightened for portfolios that invest internationally. Refer to the prospectuses for the portfolios for more information.

The above information is subject to the Year 2000 Readiness Disclosure Act. This act may limit your legal rights in the event of a dispute.

LEGAL PROCEEDINGS

There is no pending material legal proceeding affecting the variable account. Transamerica is involved in various kinds of routine litigation which, in management's judgment, are not of material importance to Transamerica's assets or to the variable account.

LEGAL MATTERS

The organization of Transamerica, its authority to issue the contracts and the validity of the form of the contracts have been passed upon by James W. Dederer, general counsel of Transamerica.

ACCOUNTANT AND FINANCIAL
STATEMENTS

The consolidated financial statements of Transamerica at December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, and and the financial statements of Separate Account VA-2L at December 31, 1998 and for each of the three years in the period then ended appearing in the Statement of Additional Information have been audited by Ernst & Young LLP, Independent Auditors, as set forth in their reports appearing in the Statement of Additional Information. The financial statements audited by Ernst & Young LLP have been included in reliance upon such reports given upon the authority of such firm experts in accounting and auditing. VOTING RIGHTS

To the extent required by applicable law, all portfolio shares held in the variable account will be voted by Transamerica at regular and special shareholder meetings of the respective funds in accordance with instructions received from persons having voting interests in the corresponding sub-account. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or if Transamerica determines that it is allowed to vote all portfolio shares in its own right, Transamerica may elect to do so.

The person with the voting interest is the owner. The number of votes which are available to an owner will be calculated separately for each sub-account of the variable account. Before the annuity date, that number will be determined by applying his or her percentage interest, if any, in a particular sub-account to the total number of votes attributable to that sub-account. The owner holds a voting interest in each sub-account to which the account value is allocated. After the annuity date, the number of votes decreases as annuity payments are made and as the reserves for the contract decrease.

The number of votes of a portfolio will be determined as of the date coincident with the date established by that portfolio for determining shareholders eligible to vote at the meeting of the funds. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the respective funds.

Shares as to which no timely instructions are received and shares held by Transamerica as to which owners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all contracts participating in the sub-account. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person or entity having a voting interest in a sub-account will receive proxy material, reports and other material relating to the appropriate portfolio. It should be noted that the funds are not required to, and do not intend to, hold annual or other regular meetings of shareholders.

AVAILABLE INFORMATION

Transamerica has filed a registration statement with the Securities and Exchange Commission under the Securities Act of 1933 relating to the contract offered by this prospectus. This prospectus has been filed as a part of the registration statement and does not contain all of the information set forth in the registration statement and exhibits thereto. Reference is hereby made to such Registration Statement and exhibits for further information relating to Transamerica and the contract.

Statements contained in this prospectus, as to the content of the contract and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments filed as exhibits to the registration statement. The registration statement and the exhibits thereto may be inspected and copied at the office of the Commission, located at 450 Fifth Street, N.W., Washington, D.C.






STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this prospectus. The following is the table of contents for that statement:

TABLE OF CONTENTS

Page
The Contract  (page 23)
3
Dollar Cost Averaging (page 28)
3
Special Dollar Cost Averaging Option
3
Net Investment Factor
3
Annuity Period (page 29)
4
      Variable Annuity Units and Payments
4
      Variable Annuity Unit Value
4
      Transfers After the Annuity Date
4
General Provisions
4
     IRS Required Distributions
5
      Non-Participating
5
      Misstatement of Age or Sex
5
      Proof of Existence and Age
5
      Assignment
5
      Annuity Data
5
      Annual Report
5
      Incontestability
5
      Ownership
5
      Entire Contract
6
      Changes In the Contract
6
      Protection of Benefits
6
      Delay of Payments
6
      Notices and Directions
7
Calculations of Yields and Total Returns (page 16)
7
      Money Market Sub-Account Yield Calculations
7
      Other Sub-Account Yield Calculations
7
      Average Total Return Calculations
7
      Adjusted Historical Performance Data
8
      Other Performance Data
9
Historical Performance Data
9
      General Limitations
9
       Money Market Sub-Account Yields
10
      Sub-Account Performance Figures Including
             Adjusted Historical Performance

10
      Since Commencement of Sub-Account
10
      Since Commencement of Portfolio
12
Federal Tax Matters (page 43)
14
      Taxation of Transamerica
14
      Tax Status of the Policies
14
Distribution of the Contract (page 38)
15
Safekeeping of Variable Account Assets (page 15)
16
Transamerica (page 15)
16
      General Information and History
16
State Regulation
16
Records and Reports
16
Financial Statements
17
Appendix
18
      Accumulation Transfer Formula
18


Appendix A

Example of Variable Accumulation Unit Value Calculations

Suppose the net asset value per share of a portfolio at the end of the current valuation period is $20.15; at the end of the immediately preceding valuation period it was $20.10; the valuation period is one day; and no dividends or distributions caused the portfolio to go ex-dividend during the current valuation period. $20.15 divided by $20.10 is 1.002488. Subtracting the one day risk factor for mortality and expense risk charge and the administrative expense charge of .003814% (the daily equivalent of the current charge of 1.40% on an annual basis) gives a net investment factor of 1.002449. If the value of the variable accumulation unit for the immediately preceding valuation period had been 15.500000, the value for the current valuation period would be 15.537966 (15.5 x 1.002449).

Example of Variable Annuity Unit Value Calculations

Suppose the circumstances of the first example exist, and the value of a variable annuity unit for the immediately preceding valuation period had been
13.500000. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the variable annuity unit for the current valuation period would be 13.531613 (13.5 x 1.002449, which is the Net Investment Factor x 0.999893). 0.999893 is the factor, for a one day valuation period, that neutralizes the assumed rate of four percent (4%) per year used to establish the variable annuity rates found in the contract.

Example of Variable Annuity Payment Calculations

Suppose that the account is currently credited with 3,200.000000 variable accumulation units of a particular sub-account. Also suppose that the variable accumulation unit value and the variable annuity unit value for the particular sub-account for the valuation period which ends immediately preceding the first day of the month is 15.500000 and 13.500000 respectively, and that the variable annuity rate for the age and option elected is $5.73 per $1,000.

Then the first variable annuity payment would be:

3.200 x 15.5 x 5.73 divided by 1,000 = $284.21,

and the number of variable annuity units credited for future payments would be:

284.21 divided by 13.5 = 21.052444.

For the second monthly payment, suppose that the variable annuity unit value on the 10th day of the second month is 13.565712. Then the second variable annuity payment would be $285.59 (21.052444 x 13.565712).





















Appendix B


CONDENSED FINANCIAL INFORMATION

The following condensed financial information is derived from the financial statements of the variable account. The data should be read in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information.

The following table sets forth certain information regarding the sub-accounts for the period from commencement of business operations of the sub-account through December 31, 1998. The variable accumulation unit values and the number of variable accumulation units outstanding for each sub-account for the periods shown are as follows:





Year Ending December 31, 1993
                           Money         Special       Zero Coupon      Quality
                          Market          Value           2000           Bond         Small Cap
                        Sub-Account    Sub-Account     Sub-Account    Sub-Account    Sub-Account
                    (Inception 1/4/93)(Inception 1/4/93)(Inception 1/4/93)(Inception 1/4/93)  (Inception 1/4/93)
Accumulation Unit Value
    at Beginning of Period    $1.021         $12.797        $13.225        $12.310       $39.620
Accumulation Unit Value
    at End of Period       $1.018        $12.861         $13.373        $12.445        $37.702
Number of Accumulation
    Units Outstanding
    at End of Period   2,678,280.492   167,686.797     137,252.898    86,752.856     138,557.449

                                       Capital Appreciation  Stock IndexSocially Responsible
                                            Sub-Account      Sub-Account     Sub-Account
                                            (Inception-      (Inception      (Inception-
                                              4/5/93)          1/4/93)        10/7/93)
Accumulation Unit Value at
   Beginning of Period                        $12.500          $15.310          $12.490
Accumulation Unit Value at
   End of Period                              $13.160          $16.521          $13.364
Number of Accumulation Units
   Outstanding at End of Period              237,733.021      93,536.733        26,089.826


Year Ending December 31, 1994
________________________________
                           Money       Special    Zero Coupon     Quality
                          Market        Value        2000          Bond       Small Cap
                        Sub-Account  Sub-Account  Sub-Account   Sub-Account  Sub-Account
Accumulation Unit Value
    at Beginning of Period    $1.018       $12.861       $13.373      $12.445  $37.702
Accumulation Unit Value
    at End of Period      $1.048       $12.496      $12.672       $11.710      $40.064
Number of Accumulation
    Units Outstanding
    at End of Period  23,559,789.7951,486,438.137 476,355.738   931,527.691 1.250,237.625

                                                                              Growth and Income International Equity
                                                                                 Sub-Account         Sub-Account
                        Capital Appreciation Stock Index   Socially Responsible  (Inception          (Inception
                             Sub-Account     Sub-Account        Sub-Account       12/15/94)           12/15/94)
Accumulation Unit Value
    at Beginning of Period        $13.160           $16.521     $13.364         $12.177             $12.247
Accumulation Unit Value
    at End of Period             $13.373          $16.437           $13.377         $12.167        $12.240
Number of Accumulation
    Units Outstanding
    at End of Period           919,622.615      348,937.285       135,018.350     4,300.380      8,552.073




Year Ending December 31, 1995
-----------------------------------------------------------------------


                               Money          Special        Zero Coupon         Quality
                              Market           Value            2000              Bond          Small Cap
                            Sub-Account     Sub-Account      Sub-Account       Sub-Account     Sub-Account
Accumulation Unit Value
    at Beginning of Period      $1.048          $12.496           $12.672        $11.710   $40.064
Accumulation Unit Value
    at End of Period          $1.093          $12.292          $14.740           $13.908        $51.121
Number of Accumulation
    Units Outstanding
    at End of Period  31,807,563.947    1,288,429.555      903,799.152     2,052,313.888  2,155,879.198


                                                                              Growth and Income International Equity
                                                                                 Sub-Account         Sub-Account
                        Capital Appreciation Stock Index   Socially Responsible  (Inception          (Inception
                             Sub-Account     Sub-Account        Sub-Account        1/5/95)             1/5/95)
Accumulation Unit Value
    at Beginning of Period    $13.373          $16.437            $13.377          $12.167             $12.240
Accumulation Unit Value
    at End of Period          $17.610          $22.172            $17.752          $19.426             $12.964
Number of Accumulation
    Units Outstanding
    at End of Period    2,077,029.504      977,271.816        295,077.936    2,565,038.589         530,374.642


Year Ending December 31, 1996
---------------------------------------------------------------------------------------------------------

                           Money              Special        Zero Coupon         Quality
                          Market               Value            2000              Bond           Small Cap
                        Sub-Account         Sub-Account      Sub-Account       Sub-Account      Sub-Account
Accumulation Unit Value
    at Beginning of Period     $1.093           $12.292           $14.740          $13.908             $51.121
Accumulation Unit Value
    at End of Period      $1.132              $11.682          $14.911           $14.142          $58.773
Number of Accumulation
    Units Outstanding
    at End of Period  38,983,053.941      1,232, 530.711    1,320,168.687     3,072,774.847    2,736,720.675


                                                                                                    International
                     Capital Appreciation   Stock Index Socially Responsible    Growth and Income      Equity
                          Sub-Account       Sub-Account      Sub-Account           Sub-Account       Sub-Account
Accumulation Unit Value
    at Beginning of Period  $17.610           $22.172          $17.752               $19.426           $12.964
Accumulation Unit Value
    at End of Period        $21.802           $26.791          $21.221               $23.131           $14.267
Number of Accumulation
    Units Outstanding
    at End of Period     3,665,146.389     2,030,280.057     708,680.320          6,332,649.215     1,480,395.223



                       International Value   Disciplined Stock  Small Company Stock
                            Sub-Account         Sub-Account         Sub-Account
                        (Inception 5/1/96)  (Inception 5/1/96)  (Inception 5/1/96)
Accumulation Unit Value
    at Beginning of Period    $10.00              $10.00              $10.00
Accumulation Unit Value
    at End of Period          $10.244             $11.776             $10.772
Number of Accumulation
    Units Outstanding
    at End of Period        230,868.491         618,809.191         543,949.419



Year Ending December 31, 1997
_________________________________________________________________________________________________________

                           Money              Special        Zero Coupon         Quality
                          Market               Value            2000              Bond           Small Cap
                        Sub-Account         Sub-Account      Sub-Account       Sub-Account      Sub-Account
Accumulation Unit Value
    at Beginning of Period    $1.132           $11.682           $14.911          $14.142             $58.773
Accumulation Unit Value
    at End of Period      $1.175              $14.185          $15.736           $15.260          $67.668
Number of Accumulation
    Units Outstanding
    at End of Period  42,660,950.364       2,649,561.005    1,350,865.031     4,020,220.452    2,954,842.907


                                                                                                    International
                     Capital Appreciation   Stock Index Socially Responsible    Growth and Income      Equity
                          Sub-Account       Sub-Account      Sub-Account           Sub-Account       Sub-Account
Accumulation Unit Value
    at Beginning of Period  $21.802           $26.791          $21.221               $23.131           $14.267
Accumulation Unit Value
    at End of Period        $27.532           $35.128          $26.879               $26.509           $15.422
Number of Accumulation
    Units Outstanding
    at End of Period     6,447,159.634     3,357,236.245    1,335,814.063         7,480,387.355     2,176,230.247



                                                                                    Limited Term
                                                                                     High Income       Balanced
                       International Value   Disciplined Stock  Small Company Stock  Sub-Account      Sub-Account
                            Sub-Account         Sub-Account         Sub-Account  (Inception 5/1/97)(Inception 5/1/97)
Accumulation Unit Value
    at Beginning of Period    $10.244             $11.776             $10.772         $10.000           $10.000
Accumulation Unit Value
    at End of Period          $10.982             $15.272             $12.935         $10.852           $11.738
Number of Accumulation
    Units Outstanding
    at End of Period       1,047,389.002       2,278,146.352       1,604,089.554  2,424,231.798      647,855.304


Year Ending December 31, 1998
_________________________________________________________________________________________________________

                           Money              Special        Zero Coupon         Quality
                          Market               Value            2000              Bond           Small Cap
                        Sub-Account         Sub-Account      Sub-Account       Sub-Account      Sub-Account
Accumulation Unit Value
    at Beginning of Period  $1.175           $14.185           $15.736          $15.260             $67.668
Accumulation Unit Value
    at End of Period       $1.22              $16.19           $16.65            $15.88           $64.44
Number of Accumulation
    Units Outstanding
    at End of Period  53,939,642.196       2,764,173.241    1,263,163.357     5,030,446.431    2,615,765.058


                                                                                                    International
                     Capital Appreciation   Stock Index Socially Responsible    Growth and Income      Equity
                          Sub-Account       Sub-Account      Sub-Account           Sub-Account       Sub-Account
Accumulation Unit Value
    at Beginning of Period  $27.532           $35.128          $26.879               $26.509           $15.422
Accumulation Unit Value
    at End of Period        $35.36            $44.42           $34.30                $29.23            $15.89
Number of Accumulation
    Units Outstanding
    at End of Period     8,121,246.029     4,443,711.383    1,744,708.001         7,270,897.396     2,456,885.911



                                                                                    Limited Term
                                                                                     High Income       Balanced
                       International Value   Disciplined Stock  Small Company Stock  Sub-Account      Sub-Account
                            Sub-Account         Sub-Account         Sub-Account  (Inception 5/1/97)(Inception 5/1/97)
Accumulation Unit Value
    at Beginning of Period  $10.982               $15.272             $12.935         $10.852           $11.738
Accumulation Unit Value
    at End of Period        $11.78                $19.09              $11.99          $10.73            $14.16
Number of Accumulation
    Units Outstanding
    at End of Period       1,380,692.935       4,753,022.290       2,111,028.689  6,458,312.119     2,280,501.753



                       Transamerica Growth      Cash Value         MidCap Stock
                            Sub-Account         Sub-Account         Sub-Account
Accumulation Unit Value
    at Beginning of Period      N/A                 N/A                 N/A
Accumulation Unit Value
    at End of Period          $11.35               $9.29               $9.63
Number of Accumulation
    Units Outstanding
    at End of Period       1,634,054.907        95,759.521          467,292.833




Financial Statements for the Variable Account and Transamerica

        The financial statements and reports of independent auditors for the variable account and Transamerica are contained in the Statement of Additional Information.































Appendix C

DEFINITIONS

Account: The account established and maintained under the contract to which your net purchase payments are credited.

Account Value: The account value is equal to the sum of: a) the fixed accumulated value, plus b) the variable accumulated value.

Active Sub-Account: A sub-account of the variable account in which the contract has current value.

Annuitant: The person: (a) whose life is used to determine the amount of monthly annuity payments on the annuity date; and (b) who is the payee designated to receive monthly annuity payments, unless such payee is changed by the owner. The annuitant cannot be changed after the contract has been issued, except upon the annuitant's death before the annuity date if a contingent annuitant has previously been named. In the case of a qualified contract used to fund an IRA or a 403(b) annuity, the owner must be the annuitant.

Annuitant's Beneficiary: The person or persons named by the owner who may receive the death benefit under the contract, if: (a) the annuitant is not the owner, there is no named contingent annuitant and the annuitant dies before the annuity date and before the death of the owner or owners; or (b) the annuitant dies after the annuity date under an annuity form containing a period certain option.

Annuity Date: The date on which the annuity purchase amount will be applied to provide an annuity under the annuity form and payment option selected by the owner. Monthly annuity payments will start the first day of the month immediately following the annuity date. Unless the annuity date is changed as allowed by the contract, the annuity date will be as shown in the contract.

Annuity Payment: An amount paid by Transamerica at regular intervals to the annuitant and/or any other payee specified by the owner. It may be on a variable or fixed basis.



Annuity Purchase Amount: The amount applied as a single purchase payment to provide an annuity under the annuity form and payment options available under the contract. The annuity purchase amount is equal to the account value, less any applicable contingent deferred sales load, and less any applicable premium taxes. In determining the annuity purchase amount, Transamerica will waive the contingent deferred sales load if the annuity form involves life contingencies and the annuity date occurs on or after the third contract anniversary.

Annuity Year: A one-year period starting on the annuity date and, after that, each succeeding one-year period.

Cash Surrender Value: The amount payable to the owner if the contract is surrendered on or before the annuity date. The cash surrender value is equal to the account value, less the account fee, less any applicable contingent deferred sales load, and less applicable premium taxes.

Code: The U.S. Internal Revenue Code of 1986, as amended, and the rules and regulations issued thereunder.

Contingent Annuitant: The person who: (a) becomes the annuitant if the annuitant dies before the annuity date; or (b) may receive benefits under the contract if the annuitant dies after the annuity date under an annuity form containing a contingent annuity option. A contingent annuitant may be designated only if the owner is not also the annuitant. The contingent annuitant may be changed at any time by the owner while the annuitant is living and before the annuity date.

Contingent Deferred Sales Load: A charge equal to a percentage of premiums withdrawn from the certificate that are less than seven years old. See
Contingent Deferred Sales Load/Surrender Charge on page 34 for the specific percentages.

Contract Anniversary: The same month and day as the contract date in each calendar year after the calendar year in which the contract date occurs.

Contract  Date:  The  effective  date of the contract as shown on the  contract.
Contract Year: The 12-month period from the contract date and ending with the day before the first contract anniversary and each twelve month period thereafter. The first contract year for any particular net purchase payment is the contract year in which the purchase payment is received by the service center.

Expiration Date: The last day of a guarantee period.

Fixed Account: The fixed account contains one or more guarantee periods to which all or portions of net purchase payments and transfers may be allocated. The fixed account assets are general assets of the company and are distinguishable from those allocated to a separate account of the company.

Fixed Accumulated Value: The total dollar amount of all guarantee amounts held under the fixed account for the contract before the annuity date. The fixed accumulated value is determined without regard to any interest adjustment.

Fixed Annuity: An annuity with predetermined payment amounts.

Free Look Period: The period of time, beginning on the date the owner receives the contract, during which the owner has the right to cancel the contract. The length of this period depends upon the state of issuance.

Funds: Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Investment Portfolios and Transamerica Variable Insurance Fund, Inc., in which the variable account currently invests.

Guarantee Amount: An amount equal to: a) the amount of the net purchase payment or transfer allocated to a particular guarantee period with a particular expiration date; less b) any withdrawals or transfers made from that guarantee period; less c) any applicable transfer fee; less d) any reductions for the annual account fee; and plus e) interest credited.

Guarantee Period: The period for which a guaranteed interest rate is credited which shall not be less than one year.

Inactive Sub-Account: A sub-account of the variable account in which the contract has a zero balance.

Net Investment Factor: An index that measures the investment performance of a sub-account from one valuation period to the next.

Net Purchase Payment: A purchase payment reduced by any applicable premium tax, including retaliatory premium taxes.

Non-Qualified Contract: A contract that does not receive favorable tax treatment under the Code.

Owner or Joint Owners: The person or persons who, while living, control all rights and benefits under the contract. Joint owners own the contract equally with the right of survivorship. The right of survivorship means that if a joint owner dies, his or her interest in the contract will pass to the surviving joint owner in accordance with the death benefit provision. Joint owners must be husband and wife as of the contract date (except in Pennsylvania). Qualified contracts may not have joint owners.

Owner's Beneficiary: If the owner is an individual, the owner's beneficiary is the person(s) who may receive the death benefit if the owner dies before the annuity date and before the death of the annuitant. If the contract has joint owners, the surviving joint owner will be the owner's beneficiary.

Payee: The person who receives the annuity payments after the annuity date. The payee will be the annuitant, unless otherwise changed by the owner.

Portfolio: Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., or any one of the series of Dreyfus Variable Investment Fund or any one of the portfolios of Dreyfus Investment Portfolios or the Growth Portfolio of Transamerica Variable Insurance Fund, Inc., underlying a sub-account of the variable account.

Proof of Death: May be: (a) a copy of a certified death certificate; (b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (c) a written statement by a medical doctor who attended the deceased; or
(d) any other proof satisfactory to us. Qualified Contract: A contract issued in connection with a retirement plan or program.

Receipt: Receipt and acceptance by us at our service center.

Series: Any of the portfolios of Dreyfus Variable Investment Fund available for investment by a sub-account under the contract.

Service Center: Transamerica's Annuity Service Center, at P.O. Box 31728, Charlotte, North Carolina 28231-1728 and at telephone (800) 258-4261.

Source Account: A sub-account of the variable account or the fixed account, as permitted, from which dollar cost averaging transfers are being made.

Sub-Account: A subdivision of the variable account investing solely in shares of one of the portfolios.

Surrender Charge: See Contingent Deferred Sales Load.

Valuation Day: Any day the New York Stock Exchange is open for trading.

Valuation Period: The time interval between the closing of the New York Stock Exchange on consecutive valuation days.

Variable Account: Separate Account VA-2L, a separate account established and maintained by Transamerica for the investment of a portion of its assets pursuant to Section 10506 of the California Insurance Code. The variable account contains several sub-accounts to which all or portions of net purchase payments and transfers may be allocated.

Variable Accumulated Value: The total dollar amount of all variable accumulation units under each sub-account of the variable account held for the contract before the annuity date. The variable accumulated value before the annuity date is equal to: (a) net purchase payments allocated to the sub-accounts; plus or minus (b) any increase or decrease in the value of assets of the sub-accounts due to investment results; less (c) the daily mortality and expense risk charge; less (d) the daily administrative expense charge; less (e) reductions for the annual account fee deducted on the last business day of each contract year; plus or minus (f) amounts transferred to or from the fixed account; less (g) any applicable transfer fees; and less (h) withdrawals from the sub-accounts.

Variable Accumulation Unit: A unit of measure used to determine the account value before the annuity date. The value of a variable accumulation unit varies with each sub-account.

Variable Annuity: An annuity with payments which vary as to dollar amount in relation to the investment performance of specified sub-accounts of the variable account.

Variable Annuity Unit: A unit of measure used to determine the amount of the second and each subsequent payment under a variable annuity payment option. The value of a variable annuity unit varies with each sub-account.

Withdrawals: Refers to partial withdrawals, full surrenders, and systematic withdrawals that are paid in cash to the owner, person or persons specified by the owner.

Written Notice or Written Request: A notice or request in writing by the owner to our service center. Such a request must contain original signatures; no carbons or photocopies will be accepted. We reserve the right to accept a facsimile copy.














Appendix D

Transamerica Life Insurance and Annuity Company

DISCLOSURE STATEMENT
for Individual Retirement Annuities

The following information is being provided to you, the owner, in accordance with the requirements of the Internal Revenue Service (IRS). This Disclosure Statement contains information about opening and maintaining an Individual Retirement Account or Annuity (IRA), and summarizes some of the financial and tax consequences of establishing an IRA.

Part I of this Disclosure Statement discusses Traditional IRAs, while Part II addresses Roth IRAs. Because the tax consequences of the two categories of IRAs differ significantly, it is important that you review the correct part of this Disclosure Statement to learn about your particular IRA. This Disclosure Statement does not discuss Education IRAs or SIMPLE-IRAs, except as necessary in the context of discussing other types of IRAs.

Your Transamerica Life Insurance and Annuity Company's Individual Retirement Annuity, also referred to as a Transamerica Life IRA Contract has been approved as to form by the IRS. In addition, we are using an IRA and a Roth IRA
Endorsement based on the IRS-approved text. Please note that IRS approval applies only to the form of the contract and does not represent a determination of the merits of such IRA contract.

It may be necessary for us to amend your Transamerica Life IRA or Roth IRA Contract in order for us to obtain or maintain IRS approval of its tax qualification. In addition, laws and regulations adopted in the future may require changes to your contract in order to preserve its status as an IRA. We will send you a copy of any such amendment.

No contribution to a Transamerica Life IRA will be accepted under a SIMPLE plan established by any employer pursuant to Internal Revenue Code Section 408(p). No transfer or rollover of funds attributable to contributions made by an employer to your SIMPLE IRA under the employer's SIMPLE plan may be transferred or rolled over to your Transamerica Life IRA before the expiration of the two year period beginning on the date you first participated in the employer's SIMPLE plan. In addition, depending on the annuity contract you purchased, contributory IRAs may or may not be available.

This Disclosure Statement includes the non-technical explanation of some of the changes made by the Tax Reform Act of 1986 applicable to IRAs and more recent changes made by the Small Business Job Protection Act of 1996, the Health Insurance Portability and Accountability Act of 1996, the Tax Relief Act of 1997 and the IRS Restructuring and Reform Act of 1998.

The information provided applies to contributions made and distributions received after December 31, 1986, and reflects the relevant provisions of the Code as in effect on January 1, 1999. This Disclosure Statement is not intended to constitute tax advice, and you should consult a tax professional if you have questions about your own circumstances.

Revocation of Your IRA or Roth IRA

You have the right to revoke your Traditional IRA or Roth IRA issued by us during the seven calendar day period following its establishment. The establishment of your Traditional IRA or Roth IRA contract will be the contract effective date. This seven day calendar period may or may not coincide with the free look period of your contract.

In order to revoke your Traditional IRA or Roth IRA, you must notify us in writing and you must mail or deliver your revocation to us postage prepaid, at:
401 North Tryon Street, Charlotte, NC 28202. The date of the postmark, or the date of certification or registration if sent by certified or registered mail, will be considered your revocation date. If you revoke your Traditional IRA or Roth IRA during the seven day period, an amount equal to your premium will be returned to you without any adjustment.

Definitions

Code - Internal Revenue Code of 1986, as amended, and regulations issued thereunder.

Contributions - Purchase payments paid to your contract.

Contract - The annuity policy, certificate or contract which you purchased.

Compensation - For purposes of determining allowable contributions, the term compensation includes all earned income, including net earnings from self-employment and alimony or separate maintenance payments received under a decree of divorce or separate maintenance and includable in your gross income, but does not include deferred compensation or any amount received as a pension or annuity.

Regular Contributions - In General

As is more fully discussed below, for 1998 and later years, the maximum total amount that you may contribute for any tax year to your regular IRAs and your regular Roth IRAs combined is $2,000, or if less, your compensation for that year. Once you attain age 701/2, this limit is reduced to zero only for your regular IRAs, not for your Roth IRAs, but the separate limit on Roth IRA contributions can be reduced to zero for taxpayers with adjusted gross income, also referred to as AGI, above certain levels, as described below in Part II,
Section 1. While your Roth IRA contributions are never deductible, your regular IRA contributions are fully deductible, unless you, or your spouse, is an active participant in some form of tax-qualified retirement plan for the tax year. In the latter case, any deductible portion of your regular IRA contributions for each year is subject to the limits that are described below in Part I, Section 2, and any remaining regular IRA contributions for that year must be reported to the IRS as nondeductible IRA contributions, along with your Roth IRA contributions.

IRA PART I: TRADITIONAL IRAs

The rules that apply to a Traditional Individual Retirement Account or Annuity, which is referred to in this Disclosure Statement simply as an "IRA" or as a "Traditional IRA" and which includes a regular or Spousal IRA and a rollover IRA, generally also apply to IRAs under Simplified Employee Pension plans or SEP-IRAs, unless specific rules for SEP-IRAs are stated.


1. Contributions

(a) Regular IRA. Regular IRA contributions must be in cash and are subject to the limits described above. Such contributions are also subject to the minimum amount under the Transamerica IRA contract. In addition, any of your regular contributions to an IRA for a tax year must be made by the due date, not including extensions, for your federal tax return for that tax year. See also
Part II, Section 4 below about recharacterizing IRA and Roth IRA contributions by such date.

(b) Spousal IRA. If you and your spouse file a joint federal income tax return for the taxable year and if your spouse's compensation, if any, includable in gross income for the year is less than the compensation includable in your gross income for the year, you and your spouse may each establish your own separate regular IRA, and Roth IRA, and may make contributions to such IRAs for your spouse that are not limited by your spouse's lower amount of compensation. Instead, the limit for the total contribution to spousal IRAs that can be made by you or your spouse for the tax year is:

1. $2,000; or

2. if less, the total combined compensation for both you and your spouse reduced by any deductible IRA contributions and any Roth IRA contributions for such year.

As with any regular IRA contributions, those for your spouse cannot be made for any tax year in which your spouse has attained age 701/2, must be in cash, and must be made by the due date, not including extensions, for your federal income tax return for that tax year.

(c) Rollover IRA. Rollover contributions to a Traditional IRA are unlimited in dollar amount. These can include rollover contributions of eligible distributions received by you from another Traditional IRA or tax-qualified retirement plan. Generally, any distribution from a tax-qualified retirement plans, such as a pension or profit sharing plan, Code Section 401(k) plan, H.R. 10 or Keogh plan, or a Traditional IRA can be rolled over to a Traditional IRA unless it is a required minimum distribution as discussed below in Part I,
Section 4(a) or it is part of a series of payments to be paid to you over your life, life expectancy or a period of at least 10 years. In addition, distributions of "after-tax" plan contributions, i.e., amounts which are not subject to federal income tax when distributed from a tax-qualified retirement plan, are not eligible to be rolled over to an IRA. If a distribution from a tax-qualified plan or a Traditional IRA is paid to you and you want to roll over all or part of the eligible distributed amount to a Transamerica Life Traditional IRA, the rollover must be accomplished within 60 days of the date you receive the amount to be rolled over. However, you may roll over any amount from one Traditional IRA into another Traditional IRA only once in any 365-day period.

A timely rollover of an eligible distributed amount that has been paid to you directly will prevent its being taxable to you at the time of distribution; that is, none of it will be includable in your gross income until you withdraw some amount from your rollover IRA. However, any such distribution directly to you from a tax-qualified retirement plan is generally subject to a mandatory 20% withholding tax.

By contrast, a direct transfer from a tax-qualified retirement plan to a Traditional IRA is considered a "direct" rollover and is not subject to any mandatory withholding tax, or other federal income tax, upon the direct transfer. If you elect to make such a "direct" rollover from a tax-qualified plan to a Transamerica Life Traditional IRA, the transferred amount will be deposited directly into your rollover IRA.

Strict limitations apply to rollovers, and you should seek competent tax advice in order to comply with all the rules governing rollovers.

(d) Direct Transfers from another Traditional IRA. You may make an initial or subsequent contribution to your Transamerica Life Traditional IRA by directing the fiduciary or issuer of any of your existing IRAs to make a direct transfer of all or part of such IRAs in cash to your Transamerica Life Traditional IRA. Such a direct transfer between Traditional IRAs is not considered a rollover , e.g., for purposes of the 1-year waiting period or withholding.

(e) Simplified Employee Pension Plan, or SEP-IRA. If an IRA is established that meets the requirements of a SEP-IRA, generally your employer may contribute an amount not to exceed the lesser of 15% of your includable compensation ($160,000 for 1999, adjusted for inflation thereafter) or $30,000, even after you attain age 701/2. The amount of such contribution is not includable in your income for federal income tax purposes. In the case of a SEP-IRA that has a grandfathered qualifying form of salary reduction, referred to as a SARSEP, that was established by an employer before 1997, generally any employee, including a self-employed individual, who:

1. has worked for the employer for 3 of the last 5 preceding tax years;

2. is at least age 21; and

3. has received from the employer compensation of at least $400 for the current tax year, adjusted for inflation after 1999.

is eligible to make a before tax salary reduction contribution to the SARSEP for the current tax year of up to $10,000, adjusted for inflation after 1998, subject to the overall limits for SEP-IRA contributions.

Your employer is not required to make a SEP-IRA contribution in any year nor make the same percentage contribution each year. But if contributions are made, they must be made to the SEP-IRA for all eligible employees and must not discriminate in favor of highly compensated employees. If these rules are not met, any SEP-IRA contributions by the employer could be treated as taxable to the employees and could result in adverse tax consequences to the participating employee. For further details about SARSEPs and SEP-IRAs, e.g., for computing contribution limits for self-employed individuals, see IRS Publication 590, as indicated below.

(f) Responsibility of the Owner. Contributions, rollovers, or transfers to any IRA must be made in accordance with the appropriate sections of the Code. It is your full and sole responsibility to determine the tax deductibility of any contribution to your Traditional IRA, and to make such contributions in accordance with the Code. Transamerica does not provide tax advice, and assumes no liability for the tax consequences of any contribution to your Transamerica Life Traditional IRA.

2. Deductibility of Contributions for a Regular IRA

(a) General Rules. The deductible portion of the contributions made to the regular IRAs for you, or your spouse, for a tax year depends on whether you, or your spouse, is an "active participant" in some type of a tax-qualified retirement plan for such year, as described in Section 2(b) immediately below.

If you and your spouse file a joint return for a tax year and neither of you is an active participant for such year, then the permissible contributions to the regular IRAs for each of you are fully deductible up to $2,000 each, i.e., your combined deductible IRA contribution limit for the tax year could be $4,000.

Similarly, if you are not married, or treated as such, for the tax year and you are not an active participant for such year, the permissible contributions to your regular IRAs for the tax year are fully deductible up to $2,000. For instance, if you and your spouse file separate returns for the tax year and you did not live together at any time during such tax year, then you are treated as unmarried for such year, and if you were not an active participant for the tax year, then your deductible limit for your regular IRA contribution is $2,000, even if your spouse was an active participant for such year.

If you are an active participant for the tax year, then your $2,000 limit is subject to a phase-out rule if your AGI for such year exceeds a Threshold Level, depending on your tax filing status and the calendar year. If, however, you are not an active participant for the tax year but your spouse is, then your $2,000 limit is subject to the phase-out rule only if your AGI exceeds a higher Threshold Level. See Part I, Section 2(c), below.

(b) Active Participant. You are an "active participant" for a year if you participate in some type of tax-qualified retirement plan. For example, if you participate in a qualified pension or profit sharing plan, a Code Section 401(k) plan, certain government plans, a tax-sheltered arrangement under Code Section 403, a SIMPLE plan or a SEP-IRA plan, you are considered to be an active participant. Your Form W-2 for the year should indicate your participation status.

(c) Adjusted Gross Income, also referred to as AGI. If you are an active participant, you must look at your AGI for the year, or if you and your spouse file a joint tax return, you use your combined AGI, to determine whether you can make a deductible IRA contribution for that taxable year. The instructions for your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the Threshold Level, you are treated as if you were not an active participant and you can make a deductible contribution under the same rules as a person who is not an active participant.

If you are an active participant for the tax year, then your Threshold Level depends upon whether you are a married taxpayer filing a joint tax return, an unmarried taxpayer, or a married taxpayer filing a separate tax return. If you are a married taxpayer but file a separate tax return, the Threshold Level is $0. If you are a married taxpayer filing a joint tax return, or an unmarried taxpayer, your Threshold Level depends upon the taxable year, and can be determined using the appropriate table below:


        Married Filing Jointly  Unmarried

        Taxable Threshold       Taxable Threshold
        Year    Level   Year    Level

        1998    $50,000 1998    $30,000
        1999    $51,000 1999    $31,000
        2000    $52,000 2000    $32,000
        2001    $53,000 2001    $33,000
        2002    $54,000 2002    $34,000
        2003    $60,000 2003    $40,000
        2004    $65,000 2004    $45,000
        2005    $70,000 2005 and
        2006    $75,000  thereafter     $50,000
        2007 and
              thereafter   $80,000


Beginning in 1998, if you are not an active participant for the tax year but your spouse is, and you are not treated as unmarried for filing purposes, then your Threshold Level is $150,000.

If your AGI is less than $10,000 above your Threshold Level, or $20,000 for married taxpayers filing jointly for the taxable year beginning on or after January 1, 2007, you will still be able to make a deductible contribution, but it will be limited in amount. The amount by which your AGI exceeds your Threshold Level is called your Excess AGI. The Maximum Allowable Deduction is $2,000, even for Spousal IRAs. You can calculate your Deduction Limit as follows:

10,000 - Excess AGI  x  Maximum Allowable Deduction = Deduction Limit 10,000

For taxable years beginning on or after January 1, 2007, married taxpayers filing jointly should substitute 20,000 for 10,000 in the numerator and denominator of the above equation.

You must round up any computation of the Deduction Limit to the next highest $10 level, that is, to the next highest number which ends in zero. For example, if the result is $1,525, you must round it up to $1,530. If the final result is below $200 but above zero, your Deduction Limit is $200. Your Deduction Limit cannot in any event exceed 100% of your compensation.

3. Nondeductible Contributions to Regular IRAs

The amounts of your regular IRA contributions which are not deductible will be nondeductible contributions to such IRAs. You may also choose to make a nondeductible contribution to your regular IRA, even if you could have deducted part or all of the contribution. Interest or other earnings on your regular IRA contributions, whether from deductible or nondeductible contributions, will not be taxed until taken out of your IRA and distributed to you.


If you make a nondeductible contribution to an IRA, you must report the amount of the nondeductible contribution to the IRS as a part of your tax return for the year, e.g., on Form 8606.

4. Distributions

(a) Required Minimum  Distributions,  or simply,  RMD.  Distributions  from your
Traditional IRAs must be made or begin no later than April 1 of the calendar year following the calendar year in which you attain age 701/2, the required beginning date. You may take RMDs from any Traditional IRA you maintain, but not from any Roth IRA, as long as:

a) distributions begin when required;

b) distributions are made at least once a year; and

c) the amount to be distributed is not less than the minimum required under current federal tax law.

If you own more than one Traditional IRA, you can choose whether to take your RMD from one Traditional IRA or a combination of your Traditional IRAs. A distribution may be made at once in a lump sum, as qualifying partial withdrawals or as qualifying settlement option payments. Qualifying partial withdrawals and settlement option payments must be made in equal or substantially equal amounts over:

a) your life or the joint lives of you and your beneficiary; or

b) a period not exceeding your life expectancy, as redetermined annually under IRS tables in the income tax regulations, or the joint life expectancy of you and your beneficiary, as redetermined annually, if that beneficiary is your spouse.

Also, special rules may apply if your designated beneficiary, other than your spouse, is more than ten years younger than you.

If qualifying settlement option payments start before the April 1 following the year you turn age 701/2, then the annuity date of such settlement option payments will be treated as the required beginning date for purposes of the RMD provisions, above, and the death benefit provisions, below.

If you die before the entire interest in your Traditional IRAs is distributed to you, but after your required beginning date, the entire interest in your Traditional IRAs must be distributed to your beneficiaries at least as rapidly as under the method in effect at your death. If you die before your required beginning date and if you have a designated beneficiary, distributions to your designated beneficiary can be made in substantially equal installments over the life or life expectancy of the designated beneficiary, beginning by December 31 of the calendar year that is one year after the year of your death. Otherwise, if you die before your required beginning date and your surviving spouse is not your designated beneficiary, distributions must be completed by December 31 of the calendar year that is five years after the year of your death.

If your designated beneficiary is your surviving spouse, and you die before your required beginning date, your surviving spouse can become the new owner/annuitant and can continue the Transamerica Life Traditional IRA on the same basis as before your death. If your surviving spouse does not wish to continue the contract as his or her IRA, he or she may elect to receive the death benefit in the form of qualifying settlement option payments in order to avoid the 5-year rule. Such payments must be made in substantially equal amounts over your spouse's life or a period not extending beyond his or her life expectancy. Your surviving spouse must elect this option and begin receiving payments no later than the later of the following dates:

a) December 31 of the year following the year you died; or

b) December 31 of the year in which you would have reached the required beginning date if you had not died.

Either you or, if applicable, your beneficiary, is responsible for assuring that the RMD is taken in a timely manner and that the correct amount is distributed.

(b) Taxation of IRA Distributions. Because nondeductible Traditional IRA contributions are made using income which has already been taxed, that is, they are not deductible contributions, the portion of the Traditional IRA distributions consisting of nondeductible contributions will not be taxed again when received by you. If you make any nondeductible contributions to your Traditional IRAs, each distribution from any of your Traditional IRAs will consist of a nontaxable portion, return of nondeductible contributions, and a taxable portion, return of deductible contributions, if any, and earnings.

Thus, if you receive a distribution from any of your Traditional IRAs and you previously made deductible and nondeductible contributions to such IRAs, you may not take a Traditional IRA distribution which is entirely tax-free. The following formula is used to determine the nontaxable portion of your distributions for a taxable year.

Remaining nondeductible contributions

    Divided by

Year-end total adjusted Traditional IRA balances

    Multiplied by

    Total distributions
    for the year

    Equals:

    Nontaxable distributions
    for the year

To figure the year-end total adjusted Traditional IRA balance, you must treat all of your Traditional IRAs as a single Traditional IRA. This includes all regular IRAs, as well as SEP-IRAs, SIMPLE IRAs and Rollover IRAs, but not Roth IRAs. You also add back to your year-end total Traditional IRA balances, specifically the distributions taken during the year from your Traditional IRAs. Please refer to IRS Publication 590, Individual Retirement Arrangements for instructions, including worksheets, that can assist you in these calculations. Transamerica Life Insurance and Annuity Company will report all distributions from your Transamerica Traditional IRA to the IRS as fully taxable income to you. Even if you withdraw all of the assets in your Traditional IRAs in a lump sum, you will not be entitled to use any form of lump sum treatment or income averaging to reduce the federal income tax on your distribution. Also, no portion of your distribution qualifies as a capital gain. Moreover, any distribution made before you reach age 591/2, may be subject to a 10% penalty tax on early distributions, as indicated below.

(c) Withholding. Unless you elect not to have withholding apply, federal income tax will be withheld from your Traditional IRA distributions. If you receive distributions under a settlement option, tax will be withheld in the same manner as taxes withheld on wages, calculated as if you were married and claim three withholding allowances. If you are receiving any other type of distribution, tax will be withheld in the amount of 10% of the distribution. If payments are delivered to foreign countries, federal income tax will generally be withheld at a 10% rate unless you certify to Transamerica that you are not a U. S. citizen residing abroad or a tax avoidance expatriate as defined in Code Section 877. Such certification may result in mandatory withholding of federal income taxes at a different rate.

5. Penalty Taxes

(a) Excess Contributions. If at the end of any taxable year the total regular IRA contributions you made to your Traditional IRAs and your Roth IRAs, other than rollovers or transfers, exceed the maximum allowable deductible and nondeductible contributions for that year, the excess contribution amount will be subject to a nondeductible 6% excise penalty tax. Such penalty tax cannot exceed 6% of the value of your IRAs at the end of such year.

However, if you withdraw the excess contribution, plus any earnings on it, before the due date for filing your federal income tax return, including extensions, for the taxable year in which you made the excess contribution, the excess contribution will not be subject to the 6% penalty tax. The amount of the excess contribution withdrawn will not be considered an early distribution, nor otherwise be includible in your gross income if you have not taken a deduction for the excess amount. However, the earnings withdrawn will be taxable income to you and may be subject to the 10% penalty tax on early distributions. Alternatively, excess contributions for one year may be withdrawn in a later year or may be carried forward as regular IRA contributions in the following year to the extent that the excess, when aggregated with your regular IRA contributions, if any, for the subsequent year, does not exceed the maximum allowable deductible and nondeductible amount for that year. The 6% excise tax will be imposed on excess contributions in each subsequent year they are neither returned to you nor applied as permissible regular IRA contributions for such year.

(b) Early Distributions. Since the purpose of an IRA is to accumulate funds for retirement, your receipt or use of any portion of your IRA before you attain age 591/2 constitutes an early distribution subject to a 10% penalty tax unless the distribution occurs as a result of your death or disability or is part of a series of substantially equal payments made over your life expectancy or the joint life expectancies of you and your beneficiary, as determined from IRS tables in the income tax regulations.

Also, the 10% penalty tax will not apply if distributions are used to pay for medical expenses in excess of 7.5% of your AGI or if distributions are used to pay for health insurance premiums for you, your spouse and/or your dependents if you are an unemployed individual who is receiving unemployment compensation under federal or state programs for at least 12 consecutive weeks. Effective for distributions made in 1998 or later, the 10% penalty tax also will not apply to an early distribution made to pay for certain qualifying first-time homebuyer expenses of you or certain family members, or for certain qualifying higher education expenses for you or certain family members.

First-time homebuyer expenses must be paid within 120 days of the distribution from the IRA and include up to $10,000 of the costs of acquiring, constructing, or reconstructing a principal residence, including any usual or reasonable settlement, financing or other closing costs. Higher education expenses include tuition, fees, books, supplies, and equipment required for enrollment, attendance, and room and board at a post-secondary educational institution. The amount of an early distribution, excluding any nondeductible contribution included therein, is includable in your gross income and may be subject to the 10% penalty tax unless you transfer it to another IRA as a qualifying rollover contribution.

(c) Failure To Satisfy RMD. If the RMD rules described above in Part I, Section 4(a) apply to you and if the amount distributed during a calendar year is less than the minimum amount required to be distributed, you will be subject to a penalty tax equal to 50% of the excess of the amount required to be distributed over the amount actually distributed.

(d) Policy Loans and Prohibited Transactions. If you or any beneficiary engage in any prohibited transaction, such as any sale, exchange or leasing of any property between you and the Traditional IRA, or any interference with the independent status of such IRA, the Traditional IRA will lose its tax exemption and be treated as having been distributed to you. The value of the entire Traditional IRA, excluding any nondeductible contributions included therein, will be includable in your gross income; and, if at the time of the prohibited transaction you are under age 591/2, you may also be subject to the 10% penalty tax on early distributions, as described above in Part I, Section 5(b).

If you borrow from or pledge your Traditional IRA, or your benefits under the contract, as security for a loan, the portion borrowed or pledged as security will cease to be tax-qualified, the value of that portion will be treated as distributed to you, and you will have to include the value of the portion borrowed or pledged as security in your income that year for federal tax purposes. You may also be subject to the 10% penalty tax on early distributions.

(e) Overstatement or Understatement of Nondeductible Contributions. If you overstate your nondeductible Traditional IRA contributions on your federal income tax return, without reasonable cause, you may be subject to a reporting penalty. Such a penalty also applies for failure to file any form required by the IRS to report nondeductible contributions. These penalties are in addition to any ordinary income or penalty taxes, interest, and penalties for which you may be liable if you underreport income upon receiving a distribution from your Traditional IRA. See Part I, Section 4(b) above for the tax treatment of such distributions.



IRA PART II: ROTH IRAs

1. Contributions

(a) Regular Roth IRA. You may make contributions to a regular Roth IRA in any amount up to the contribution limits described in Part II, Section 3, below. Such contributions are also subject to the minimum amount under the Transamerica Life Roth IRA contract. Such contribution must be in cash. Your contribution for a tax year must be made by the due date, not including extensions, for your federal income tax return for that tax year. Unlike Traditional IRAs, you may continue making Roth IRA contributions after reaching age 701/2 to the extent that your AGI does not exceed the levels described below.

(b) Spousal Roth IRA. If you and your spouse file a joint federal income tax return for the taxable year and if your spouse's compensation, if any, includable in gross income for the year is less than the compensation includable in your gross income for the year, you and your spouse may each establish your own individual Roth IRA and may make contributions to those Roth IRAs in accordance with the rules and limits for contributions contained in the Code, which are described in Part II, Section 3, below. Such contributions must be in cash. Your contribution to a Spousal Roth IRA for a tax year must be made by the due date, not including extensions, for your federal income tax return for that tax year.

(c) Rollover Roth IRA. You may make contributions to a Rollover Roth IRA within 60 days after receiving a distribution from an existing Roth IRA, subject to certain limitations discussed in Part II, Section 3, below.

(d) Transfer Roth IRA. You may make an initial or subsequent contribution to your Transamerica Life Roth IRA by directing a fiduciary or issuer of any of your existing Roth IRAs to make a direct transfer of all or a portion of the assets from such Roth IRAs to your Transamerica Life Roth IRA.

(e) Conversion Roth IRA. You may make contributions to a Conversion Roth IRA within 60 days of receiving a distribution from an existing Traditional IRA or by instructing the fiduciary or issuer of any of your existing Traditional IRAs to make a direct transfer of all or a portion of the assets from such a Traditional IRA to your Transamerica Life Roth IRA, subject to certain restrictions and subject to income tax on some or all of the converted amounts. If your AGI, not including the conversion amount, is greater than $100,000 for the tax year, or if you are married and you and your spouse file separate tax returns, you may not convert or transfer any amount from a Traditional IRA to a Roth IRA.

(f) Responsibility of the Owner. Contributions, rollovers, transfers or conversions to a Roth IRA must be made in accordance with the appropriate sections of the Code. It is your full and sole responsibility to make contributions to your Roth IRA in accordance with the Code. Transamerica Life Insurance and Annuity Company does not provide tax advice, and assumes no liability for the tax consequences of any contribution to your Roth IRA.

2. Deductibility of Contributions

Your Roth IRA permits only nondeductible after-tax contributions. However, distributions from your Roth IRA are generally not subject to federal income tax. See Part II, 4(b) below. This is unlike a Traditional IRA, which permits deductible and nondeductible contributions, but which provides that most distributions are subject to federal income tax.

3. Contribution Limits

Contributions for each taxable year to all Traditional and Roth IRAs may not exceed the lesser of 100% of your compensation or $2,000 for any calendar year, subject to AGI phase-out rules described below in Section 3(a). Rollover, transfer and conversion contributions, if properly made, do not count towards your maximum annual contribution limit, nor do employer contributions to a SEP-IRA or SIMPLE IRA.

(a) Regular Roth IRAs. The maximum amount you may contribute to a regular Roth IRA will depend on the amount of your AGI for the calendar year. Your maximum $2,000 contribution limit begins to phase out when your AGI reaches $95,000 as unmarried or $150,000 when married filing jointly. Under this phase out, your maximum regular Roth IRA contributions generally will not be less than $200; however, no contribution is allowed if your AGI exceeds $110,000 as unmarried or $160,000 when married filing jointly. If you are married and you and your spouse file separate tax returns, your maximum regular Roth IRA contribution phases out between $0 and $10,000. If you are married but you and your spouse lived apart for the entire taxable year and file separate federal income tax returns, your maximum contribution is calculated as if you were not married. You should consult your tax adviser to determine your maximum contribution.

You may make contributions to a regular Roth IRA after age 701/2, subject to the phase-out rules. Regular Roth IRA contributions for a tax year should be reported on your tax return for that year, specifically, on Form 8606.

(b) Spousal Roth IRAs. Contributions to your lower-earning spouse's Spousal Roth IRA may not exceed the lesser of:

1. 100% of both spouses' combined compensation minus any Roth IRA or deductible Traditional IRA contribution for the spouse with the higher compensation for the year; or

2. $2,000, as reduced by the phase-out rules described above for regular Roth IRAs.

A maximum of $4,000 may be contributed to both spouses' Roth IRAs. Contributions can be divided between the spouses' Roth IRAs as you and your spouse wish, but no more than $2,000 in regular Roth IRA contributions can be contributed to either individual's Roth IRA each year.

(c) Rollover Roth IRAs. There is no limit on the amounts that you may rollover from one Roth IRA into another Roth IRA, including your Transamerica Life Roth IRA. You may roll over a distribution from any single Roth IRA to another Roth IRA only once in any 365-day period.

(d) Transfer Roth IRAs. There is no limit on amounts that you may transfer directly from one Roth IRA into another Roth IRA, including your Transamerica Life Roth IRA. Such a direct transfer does not constitute a rollover for purposes of the 1-year waiting period.

(e) Conversion Roth IRAs. There is no limit on amounts that you may convert from your Traditional IRA into your Transamerica Life Roth IRA if you are eligible to open a Conversion Roth IRA as described in Part II, Section 1(e), above. In the case of a conversion from a SIMPLE-IRA, the conversion may only be done after the expiration of your 2-year participation period described in Code Section 72(t)(6). However, the distribution proceeds from your Traditional IRA are includable in your taxable income to the extent that they represent a return of deductible contributions and earnings on any contributions. The distribution proceeds from your Traditional IRA are not subject to the 10% early distribution penalty tax, described below, if the distribution proceeds are deposited to your Roth IRA within 60 days.

You can also make contributions to a Roth IRA by instructing the fiduciary or issuer, custodian or trustee of your existing Traditional IRAs to transfer the assets in your Traditional IRAs to the Roth IRA, which can be a successor to your existing Traditional IRAs. The transfer will be treated as a distribution from your Traditional IRAs, and that amount will be includable in your taxable income to the extent that it represents a return of deductible contributions and earnings on any contributions, but will not be subject to the 10% early distribution penalty tax.

If you converted from a Traditional IRA to a Roth IRA during 1998, the income reportable upon distribution from the Traditional IRA may be reportable entirely for 1998 or reportable ratably over four years beginning in 1998.

4. Recharacterization of IRA
Contributions

(a) Eligibility. By making a timely transfer and election, you generally can treat a contribution made to one type of IRA as made to a different type of IRA for a taxable year. For example, if you make contributions to a Roth IRA and later discover that you are not eligible to make Roth IRA contributions, you may recharacterize all or a portion of the contribution as a Traditional IRA contribution by the filing due date, including extensions, for the applicable tax year.

You may not recharacterize amounts paid into a Traditional IRA that represented tax-free rollovers or transfers, or employer contributions.

(b) Election. You may elect to recharacterize a contribution amount made to one type of IRA by simply making a trustee-to-trustee transfer of such amount, plus net income attributable to it, to a second type of IRA on or before the federal income tax due date, including extensions, for the tax year for which the contribution was initially made. After the recharacterization has been made, you may not revoke or modify the election.

(c) Taxation of a Recharacterization. For federal income tax purposes, a recharacterized contribution will be treated as having been contributed to the transferee IRA, rather than to the transferor IRA, on the same date and for the same tax year that the contribution was initially made to the transferor IRA. A recharacterized transfer is not considered a rollover for purposes of the 1-year waiting period.

The transfer of the contribution amount being recharacterized must include the net income attributable to such amount. If such amount has experienced net losses as of the time of the recharacterization transfer, the amount transferred, the original contribution amount less any losses, will generally constitute a transfer of the entire contribution amount. You must treat the contribution amount as made to the transferee IRA on your federal income tax return for the year to which the original contribution amount related.

For reconversions following a recharacterization, see Publication 590 and Treasury Regulation Section 1.408A-5.

5. Distributions

(a) Required Minimum Distribution, or simply, RMD. Unlike a Traditional IRA, there are no rules that require that any distribution be made to you from your Roth IRA during your lifetime.

If you die before the entire value of your Roth IRA is distributed to you, the balance of your Roth IRA must be distributed by December 31 of the calendar year that is five years after your death. However, if you die and you have a designated beneficiary, your beneficiary may elect to take distributions in the form of qualifying settlement option payments in substantially equal installments over the life or life expectancy of the designated beneficiary, beginning by December 31 of the calendar year that is one year after your death.

If your beneficiary is your surviving spouse, he or she can become the new owner/annuitant and can continue the Transamerica Life Roth IRA on the same basis as before your death. If your surviving spouse does not wish to continue the Transamerica Life Roth IRA as his or her Roth IRA, he or she may elect to receive the death benefit in the form of qualifying settlement option payments in order to avoid the 5-year distribution requirement. Such payments must be made in substantially equal amounts over your spouse's life or a period not extending beyond his or her life expectancy. Your surviving spouse must elect this option and begin receiving payments no later than the later of the following dates:

a) December 31 of the year following the year you died; or

b) December 31 of the year in which you would have reached age 701/2.

Your beneficiary is responsible for assuring that the RMD following your death is taken in a timely manner and that the correct amount is distributed.

(b) Taxation of Roth IRA Distributions. The amounts that you withdraw from your Roth IRA are generally tax-free. For federal income tax purposes, all of your Roth IRAs are aggregated and Roth IRA distributions are treated as made first from Roth IRA contributions and second from earnings. Distributions that are treated as made from Roth IRA contributions are treated as made first from regular Roth IRA contributions, which are always tax-free, and second from conversion or rollover Roth IRA contributions on a first-in, first-out basis. A distribution allocable to a particular conversion or rollover Roth IRA contribution is treated as consisting first of the portion, if any, of the conversion contribution that was previously includible in gross income by reason of the conversion.

In any event, since the purpose of a Roth IRA is to accumulate funds for retirement, your receipt or use of Roth IRA earnings before you attain age 591/2, or within 5 years of your first contribution to the Roth IRA, including a contribution rolled over, transferred or converted from a Traditional IRA, will generally be treated as an early distribution subject to regular income tax and to the 10% penalty tax described below in Section 6(b). No income tax will apply to earnings that are withdrawn before you attain age 591/2, but which are withdrawn five or more years after the first contribution to the Roth IRA, including a rollover or transfer contribution or conversion from a Traditional IRA, where the withdrawal is made:

a) upon your death or disability;  or

b) to pay qualified first-time homebuyer expenses of you or certain family members.

No portion of your Roth IRA distribution qualifies as a capital gain. There is also a separate 5-year rule for the recapture of the 10% penalty tax that is described below in Section 6(b) and that applies to any Roth IRA distribution made before age 591/2 if any conversion or rollover contribution has been made to any Roth IRA owned by the individual within the 5 most recent taxable years, even if this current distribution from the Roth IRA is otherwise tax-free under the rules described in this Subsection 5(b).

(c) Withholding. If the distribution from your Roth IRA is subject to federal income tax, unless you elect not to have withholding apply, federal income tax will be withheld from your Roth IRA distributions. If you receive distributions under a settlement option, tax will be withheld in the same manner as taxes withheld on wages, calculated as if you were married and claim three withholding allowances. If you are receiving any other type of distribution, tax will be withheld in the amount of 10% of the amount of the distribution. If payments are delivered to foreign countries, federal income tax will generally be withheld at a 10% rate unless you certify to Transamerica Life Insurance and Annuity Company that you are not a U. S. citizen residing abroad or a "tax avoidance expatriate" as defined in Code Section 877. Such certification may result in mandatory withholding of federal income taxes at a different rate.

6. Penalty Taxes

(a) Excess Contributions. If at the end of any taxable year your total regular Roth IRA contributions, other than rollovers, transfers or conversions, exceed the maximum allowable contributions for that year, taking into account Traditional IRA contributions, the excess contribution amount will be subject to a nondeductible 6% excise penalty tax. Such penalty tax cannot exceed 6% of the value of your Roth IRAs at the end of such year. However, if you withdraw the excess contribution, plus any earnings on it, before the due date for filing your federal income tax return, including extensions, for the taxable year in which you made the excess contribution, the excess contribution will not be subject to the 6% penalty tax.

The amount of the excess contribution withdrawn will not be considered an early distribution, but the earnings withdrawn will be taxable income to you and may be subject to the 10% penalty tax on early distributions. Alternatively, excess contributions for one year may be withdrawn in a later year or may be carried forward as Roth IRA contributions in a later year to the extent that the excess, when aggregated with your regular Roth IRA contributions, if any, for the subsequent year, does not exceed the maximum allowable contribution for that year. The 6% excise tax will be imposed on excess contributions in each subsequent year they are neither returned to you nor applied as permissible regular Roth IRA contributions for such year.

(a) Early Distributions. Since the purpose of a Roth IRA is to accumulate funds for retirement, your receipt or use of any portion of your Roth IRA before you attain age 591/2 constitutes an early distribution subject to the 10% penalty tax on the earnings in your Roth IRA. This penalty tax will not apply if the distribution occurs as a result of your death or disability or is part of a series of substantially equal payments made over your life expectancy or the joint life expectancies of you and your beneficiary, as determined from IRS tables in the income tax regulations. Also, the 10% penalty tax will not apply if distributions are used to pay for medical expenses in excess of 7.5% of your AGI; or if distributions are used to pay for health insurance premiums for you, your spouse and/or your dependents if you are an unemployed individual who is receiving unemployment compensation under federal or state programs for at least 12 consecutive weeks.

The 10% penalty tax also will not apply to an early distribution made to pay for certain qualifying first-time homebuyer expenses for you or certain family members, or for certain qualifying higher education expenses for you or certain family members. First-time homebuyer expenses must be paid within 120 days of the distribution from the Roth IRA and include up to $10,000 of the costs of acquiring, constructing, or reconstructing a principle residence, including any usual or reasonable settlement, financing or other closing costs. Higher education expenses include tuition, fees, books, supplies, and equipment required for enrollment, attendance, and room and board at a post-secondary educational institution.

There is also a separate 5-year recapture rule for the 10% penalty tax in the case of a Roth IRA distribution made before age 591/2 that is made within 5 years after a conversion or rollover contribution from a Traditional IRA. This recapture rule exists because such a prior Roth IRA contribution avoided the 10% penalty tax when it was rolled over or converted from the Traditional IRA. Under this 5-year recapture rule, any Roth IRA distribution made before age 591/2 that is attributable to any conversion or rollover contribution from a Traditional IRA made within the previous 5 years to any of the individual's Roth IRAs is generally subject to the 10% penalty tax, and its exceptions, to the extent that such prior Roth IRA contribution was subject to ordinary tax upon the conversion or rollover, even if the Roth IRA distribution is otherwise tax-free.

Under the distribution ordering rules for a Roth IRA, all of an individual's Roth IRAs and distributions therefrom are treated as made: first from regular Roth IRA contributions; then from conversion or rollover Roth IRA contributions on a first-in, first-out basis; and last from earnings. However, whenever any Roth IRA distribution amount is attributable to any conversion or rollover contribution made within the 5 most recent tax years, this distributed amount is attributed first to the taxable portion of such prior contribution, for purposes of determining the amount of this Roth IRA distribution that is subject to the recapture of the 10% penalty tax, unless some exception to the penalty tax applies to the current Roth IRA distribution, such as age 591/2, disability or certain health, education or homebuyer expenses, as described above in this Subsection 6(b).

(c) Failure to Satisfy RMDs Upon Death. If the RMD rules described above in Part II, Section 4(a) apply to the beneficiary of your Roth IRA after your death and if the amount distributed during a calendar year is less than the minimum amount required to be distributed, your beneficiary will be subject to a penalty tax equal to 50% of the excess of the amount required to be distributed over the amount actually distributed.

(d) Policy Loans and Prohibited Transactions. If you or any beneficiary engage in any prohibited transaction, such as any sale, exchange or leasing of any property between you and the Roth IRA, or any interference with the independent status of the Roth IRA, the Roth IRA will lose its tax exemption and be treated as having been distributed to you. The value of any earnings on your Roth IRA contributions will be includable in your gross income; and if at the time of the prohibited transaction, you are under age 591/2 you may also be subject to the 10% penalty tax on early distributions, as described above in Part II, Section 5(b). If you borrow from or pledge your Roth IRA, or your benefits under the contract, as a security for a loan, the portion borrowed or pledged as security will cease to be tax-qualified, the value of that portion will be treated as distributed to you, and you may be subject to the 10% penalty tax on early distributions from a Roth IRA.

IRA PART III: OTHER INFORMATION

(1) Federal Estate and Gift Taxes

Any amount in or distributed from your Traditional and/or Roth IRAs upon your death may be subject to federal estate tax, although certain credits and deductions may be available. The exercise or non-exercise of an option that would pay a survivor an annuity at or after your death should not be considered a transfer for federal gift tax purposes.

(2) Tax Reporting

You must report contributions to, and distributions from, your Traditional IRA and Roth IRA, including the year-end aggregate account balance of all Traditional IRAs and Roth IRAs, on your federal income tax return for the year specifically on IRS Form 8606. For Traditional IRAs, you must designate on the return how much of your annual contribution is deductible and how much is nondeductible. You need not file IRS Form 5329 with your income tax return for a particular year unless for that year you are subject to a penalty tax because there has been an excess contribution to, an early distribution from, or insufficient RMDs from your Traditional IRA or Roth IRA, as applicable.

(3) Vesting

Your interest in your Traditional IRA or Roth IRA is nonforfeitable at all times.

(4) Exclusive Benefit

Your interest in your Traditional IRA or Roth IRA is for the exclusive benefit of you and your beneficiaries.

(5) IRS Publication 590

Additional information about your Traditional IRA or Roth IRA or about SEP-IRAs and SIMPLE-IRAs can be obtained from any district office of the IRS or by calling 1-800-TAX-FORM for a free copy of IRS Publication 590, Individual Retirement Arrangements. 4

                     STATEMENT OF ADDITIONAL INFORMATION FOR
                      DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE
                                VARIABLE ANNUITY

                             Separate Account VA-2L

                                    Issued By
                 Transamerica Occidental Life Insurance Company

         The Statement of Additional Information expands upon subjects discussed in the May 1, 1999, prospectus for the Dreyfus/Transamerica Triple Advantage Variable Annuity ("contract") issued by Transamerica Occidental Life Insurance Company. The owner may obtain a copy of the prospectus by writing to:
Transamerica Occidental Life Insurance Company, Annuity Service Center, P.O. Box 31848 Charlotte, North Carolina 28231 or calling 800-258-4260. Terms used in the current prospectus for the contract are incorporated in this statement.

         The contract will be issued as a certificate under a group annuity contract in some states and as an individual annuity contract in other states. The term "contract" as used herein refers to both the individual contract and the certificates issued under the group contract.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the contract.


                                Dated May 1, 1999

TABLE OF CONTENTS


     Page
THE CONTRACT......................................................................................................3
DOLLAR COST AVERAGING.............................................................................................3
SPECIAL DOLLAR COST AVERAGING OPTION..............................................................................3
NET INVESTMENT FACTOR.............................................................................................3
ANNUITY PERIOD....................................................................................................4
         Variable Annuity Units and Payments......................................................................4
         Variable Annuity Unit Value..............................................................................4
         Transfers After the Annuity Date.........................................................................4
GENERAL PROVISIONS................................................................................................5
         IRS Required Distributions...............................................................................5
         Non-Participating........................................................................................5
         Misstatement of Age or Sex...............................................................................5
         Proof of Existence and Age...............................................................................5
         Assignment...............................................................................................5
         Annuity Data.............................................................................................5
         Annual Report............................................................................................5
         Incontestability.........................................................................................5
         Ownership................................................................................................6
         Entire Contract..........................................................................................6
         Changes in the Contract..................................................................................6
         Protection of Benefits...................................................................................6
         Delay of Payments........................................................................................6
         Notices and Directions...................................................................................7
CALCULATION OF YIELDS AND TOTAL RETURNS...........................................................................7
         Money Market Sub-Account Yield Calculation...............................................................7
         Other Sub-Account Yield Calculations.....................................................................7
         Average Total Return Calculations........................................................................8
         Adjusted Historical Performance Data.....................................................................9
         Other Performance Data...................................................................................9
HISTORICAL PERFORMANCE DATA.......................................................................................9
         General Limitations......................................................................................9
         Money Market Sub-Account Yields..........................................................................9
         Sub-Account Performance Figures Including Adjusted Historical Performance...............................10
         Since Commencment of the Sub-Accounts...................................................................10
         Since Commencement of the Portfolios....................................................................12
FEDERAL TAX MATTERS..............................................................................................14
         Taxation of Transamerica................................................................................14
         Tax Status of the Contract..............................................................................14
DISTRIBUTION OF THE CONTRACT.....................................................................................15
SAFEKEEPING OF VARIABLE ACCOUNT ASSETS...........................................................................16
TRANSAMERICA.....................................................................................................16
         General Information and History.........................................................................16
STATE REGULATION.................................................................................................16
RECORDS AND REPORTS..............................................................................................16
FINANCIAL STATEMENTS.............................................................................................17
APPENDIX.........................................................................................................18
         Accumulation Transfer Formula...........................................................................18



THE CONTRACT

       As a supplement to the description in prospectus, the following provides additional information about the contract which may be of interest to some owners.

DOLLAR COST AVERAGING

       We reserve the right to send written notification to you, as the owner, as to the options available if termination of dollar cost averaging, either by you or by us, results in the value of the receiving sub-account(s) to which monthly transfers were made to be less than $500. You will have 10 days from the date our notice is mailed to:

         (a) transfer the value of the sub-account(s) to another sub-account with a value equal to or greater than $500; or

         (b)  transfer  funds  from  another   sub-account  into  the  receiving
              sub-account(s) to bring the value of that sub-account to at least $500; or

         (c) submit an additional purchase payment to make the value of the sub-account equal to or greater than $500; or

         (d) transfer the entire value of the receiving sub-account(s) back into the source account from which the automatic transfers were made.

       If no election, in a form and manner acceptable to us, is made by you before the end of the 10 day period, we reserve the right to transfer the value of the receiving sub-account(s) back into the source account from which the automatic transfers were made. Transfers made as a result of (a), (b), or (d) above will not be counted for purposes of the eighteen free transfers per contract year limitation.

SPECIAL DOLLAR COST AVERAGING OPTION
(May not be available in all states. See contract for availability of the fixed account options.)

       When you apply for the contract, you may elect to allocate the entire initial purchase payment to either the six or twelve month special Dollar Cost Averaging account of the Fixed Acount. The initial purchase payment will be credited with interest at a guaranteed fixed rate. Amounts will then be transferred from the special Dollar Cost Averaging account to the sub-accounts and/or general account options pro rata on a monthly basis for six or twelve months (depending on the option you select) in the allocations you specified when you applied for the contract.

       Amounts from the sub-accounts and/or general account options may not be transferred into the special Dollar Cost Averaging accounts. In addition, if you request a transfer (other than Dollar Cost Averaging) or a withdrawal from a the special Dollar Cost Averaging accounts, any amounts remaining in the special account will be transferred according to the allocation instructions we received rom you. The special Dollar Cost Averaging option will end and cannot be reelected.

NET INVESTMENT FACTOR

       For any sub-account of the variable account, the net investment factor for a valuation period, before the annuity date, is (a) divided by (b), minus
(c) minus (d).

       Where (a) is

             The net asset value per share held in the sub-account, as of the end of the valuation period, plus or minus the per-share amount of any dividend or capital gain distributions if the "ex-dividend" date occurs in the valuation period, plus or minus a per-share charge or credit as we may determine, as of the end of the valuation period, for taxes.

       Where (b) is

             The net asset value per share held in the sub-account as of the end of the last prior valuation period.

       Where (c) is

             The daily charge of 0.003403% (1.25% annually) for the mortality and expense risk charge under the contract times the number of calendar days in the current valuation period.

       Where (d) is

             The daily administrative expense charge, currently 0.000411% (0.15% annually) times the number of calendar days in the current valuation period. This charge may be increased, but will not exceed 0.000684% (0.25% annually).

A valuation day is defined as any day that the New York Stock Exchange is open.

ANNUITY PERIOD

         The variable annuity options provide for payments that fluctuate or vary in dollar amount, based on the investment performance of the elected variable account sub-account(s).

Variable Annuity Units and Payments

         For the first monthly payment, the number of variable annuity units credited in each sub-account will be determined by dividing: (a) the product of the portion of the value to be applied to the sub-account and the variable annuity purchase rate specified in the contract; by (b) the value of one variable annuity unit in that sub-account on the annuity date.

         The amount of each subsequent variable annuity payment equals the product of the number of variable annuity units in each sub-account and the sub-account's variable annuity unit value as of the tenth day of the month before the payment due date. The amount of each payment may vary as may the date of determination.

Variable Annuity Unit Value

         The value of a variable annuity unit in a sub-account on any valuation day is determined as described below.

         The net investment factor for the valuation period (for the appropriate annuity payment frequency) just ended is multiplied by the value of the variable annuity unit for the sub-account on the preceding valuation day. The net investment factor after the annuity date is calculated in the same manner as before the annuity date and then multiplied by an interest factor. The interest factor equals (.999893)n where n is the number of days since the preceding valuation day. This compensates for the 4% interest assumption built into the variable annuity purchase rates.

Transfers After the Annuity Date

         After the annuity date, you may transfer variable annuity units from one sub-account to another, subject to certain limitations. (See "Transfers" page 27 of the prospectus.) The dollar amount of each subsequent monthly variable annuity payment after the transfer must be determined using the new number of variable annuity units multiplied by the sub-account's variable annuity unit value.

         The formula used to determine a transfer after the annuity date can be found in the Appendix to this Statement of Additional Information.


GENERAL PROVISIONS

IRS Required Distributions

         The contract is intended to qualify as an annuity contract for federal income tax purposes. All provisions in the contract will be interpreted to maintain such tax qualification. We may make changes in order to maintain this qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will provide you with a copy of any changes made to the contract. If any owner under a non-qualified contract dies before the entire interest in the contract is distributed, the value generally must be distributed to the designated beneficiary so that the contract qualifies as an annuity under the Code. (See "Federal Tax Matters" page 43.)

Non-Participating

         The contract is non-participating. No dividends are payable and the contract will not share in the profits or surplus earnings of Transamerica.

Misstatement of Age or Sex

         If the age or sex of the annuitant or any other measuring life has been misstated in the application, or other form relied upon to determine annuity payment, the annuity payments under the contract will be whatever the annuity purchase amount applied on the annuity date would purchase on the basis of the correct age or sex of the annuitant and/or other measuring life. Any overpayments or underpayments by us as a result of any such misstatement may be respectively charged against or credited to the annuity payment or payments to be made after the correction so as to adjust for such overpayment or underpayment.

Proof of Existence and Age

         Before making any payment under the contract, we may require proof of the existence and/or proof of the age of the annuitant or any other measuring life, or any other information deemed necessary in order to provide benefits under the contract.

Assignment

         No assignment of a contract will be binding on us unless made in writing and given to us at our service center. We are not responsible for the adequacy of any assignment. Your rights and the interest of any annuitant or non-irrevocable beneficiary will be subject to the rights of any assignee of record.

Annuity Data

         We will not be liable for obligations which depend on receiving information from a payee or measuring life until such information is received in a satisfactory form.

Annual Report

         At least once each contract year prior to the annuity date, you will be given a report of the current account value. This report will also include any other information required by law or regulation. After the annuity date, a confirmation will be provided with every variable annuity payment.

Incontestability

         Each contract is incontestable from the contract date.


Ownership

         Only you, as the owner(s) will be entitled to the rights granted by the contract, or allowed by us under the contract. If an owner dies, the rights of the owner belong to the estate of the owner unless the owner has previously named an owner's beneficiary. A surviving joint owner automatically becomes the owner's beneficiary.

Entire Contract

         We have issued the contract in consideration and acceptance of the payment of the initial purchase payment and, where state law requires, the application. In those states that require a written application, a copy of the application is attached to and is part of the contract and, along with the contract, constitutes the entire contract. All statements made by you are considered representations and not warranties. We will not use any statement in defense of a claim unless it is made in the application and a copy of the application is attached to the contract when issued.

         The group annuity contract has been issued to a trust organized under Missouri law. However, the sole purpose of the trust is to hold the group annuity contract. You have all rights and benefits under the individual certificate issued under the group contract.

Changes in the Contract

         Only two of our authorized officers, acting together, have the authority to bind Transamerica or to make any change in the individual contract or the group contract or individual certificates thereunder and then only in writing. We will not be bound by any promise or representation made by any other persons.

         We may not change or amend the individual contract or the group contract or individual certificates thereunder, except as expressly provided therein, without your consent. However, we may change or amend the individual contract or the group contract or individual certificates thereunder if such change or amendment is necessary for the individual contract or the group contract or individual certificates thereunder to comply with any state or federal law, rule or regulation.

Protection of Benefits

         To the extent permitted by law, no benefit (including death benefits) under the contract will be subject to any claim or process of law by any creditor.

Delay of Payments

         Payment of any cash withdrawal or lump sum death benefit due from the variable account will occur within seven days from the date the election becomes effective, except that we may be permitted to postpone such payment or transfers if: (1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted; or (2) an emergency exists as defined by the Securities and Exchange Commission (Commission), or the Commission requires that trading be restricted; or (3) the Commission permits a delay for the protection of owners.

         In addition, while it is our intention to process all transfers from the sub-accounts immediately upon receipt of a transfer request, the contract gives us the right to delay effecting a transfer from a sub-account for up to seven days, but only in certain limited circumstances. However, the staff of the Commission currently interprets the Investment Company Act of 1940 to require the immediate processing of all transfers, and in compliance with that interpretation we will process all transfers immediately unless and until the Commission or its staff changes its interpretation or otherwise permits us to exercise this right. Subject to such approval, we may delay effecting such a transfer only if there is a delay of payment from an affected portfolio. If this happens, and if the prior approval of the Commission or its staff is obtained, then we will calculate the dollar value or number of units involved in the transfer from a sub-account on or as of the date we receive a written transfer request, but will not process the transfer to the transferee sub-account until a later date during the seven-day delay period when the portfolio underlying the transferring sub-account obtains liquidity to fund the transfer request through sales of portfolio securities, new purchase payments, transfers by investors or otherwise. During this period, the amount transferred would not be invested in a sub-account.

         We may delay payment of any withdrawal from the fixed account for a period of not more than six months after we receive the request for such withdrawal. If we delay payment for more than 30 days, we will pay interest on the withdrawal amount up to the date of payment. (See "Cash Withdrawals" page 29 of the prospectus.)

Notices and Directions

         We will not be bound by any authorization, direction, election or notice which is not in writing, in a form and manner acceptable to us, and received at our service center.

         Any written notice requirement by us to you will be satisfied by our mailing of any such required written notice, by first-class mail, to your last known address as shown on our records.

CALCULATION OF YIELDS AND TOTAL RETURNS

Money Market Sub-Account Yield Calculation

         In accordance with regulations adopted by the Commission, we are required to compute the Money Market Sub-Account's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Series or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the Money Market Sub-Account and income other than investment income at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for the annual account fee, the mortality and expense risk charge and administrative expense charges and income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Sub-Account of the variable account will be lower than the yield for the Money Market Portfolio or any comparable substitute funding vehicle.

         The Commission also permits us to disclose the effective yield of the Money Market Sub-Account for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

         The yield on amounts held in the Money Market Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio or substitute funding vehicle, the types and quality of portfolio securities held by the Money Market Portfolio or substitute funding vehicle, and operating expenses. In addition, the yield figures do not reflect the effect of any contingent deferred sales load (of up to 6% of purchase payments) that may be applicable to a contract.

Other Sub-Account Yield Calculations

         We may from time to time disclose the current annualized yield of one or more of the sub-accounts (except the Money Market Sub-Account) for 30-day periods. The annualized yield of a sub-account refers to the income generated by the sub-account over a specified 30-day period. Because this yield is annualized, the yield generated by a sub-account during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per variable accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

         YIELD    =        2[{a-b + 1}6 - 1]
                 cd

         Where:

         a = net investment income earned during the period by the portfolio attributable to the shares owned by the sub-account.

         b = expenses for the sub-account accrued for the period (net of reimbursements).

         c = the average daily number of variable accumulation units outstanding during the period.

         d = the maximum offering price per variable accumulation anit on the last day of the period.

         Net investment income will be determined in accordance with rules established by the Commission. Accrued expenses will include all recurring fees that are charged to all contracts. The yield calculations do not reflect the effect of any contingent deferred sales load that may be applicable to a particular contract. The contingent deferred sales load ranges from 6% to 0% of the amount of account value withdrawn depending on the elapsed time since the receipt of each purchase payment attributable to the portion of the account value withdrawn.

         Because of the charges and deductions imposed by the variable account, the yield for the sub-account will be lower than the yield for the corresponding portfolio. The yield on amounts held in the sub-accounts normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. The sub-account's actual yield will be affected by the types and quality of portfolio securities held by the portfolio, and its operating expenses.

Average Total Return Calculations

         We may from time to time also disclose average annual total returns for one or more of the sub-accounts for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

         P{1 + T}n = ERV

Where:

         P =        a hypothetical initial payment of $1,000

         T =        average annual total return

         n =        number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof).

         All recurring fees are recognized in the ending redeemable value. The standard average annual total return calculations will reflect the effect of any contingent deferred sales load that may be applicable to a particular period.

Adjusted Historical Performance Data

         We may also disclose adjusted historical performance data for a sub-account, for periods before the sub-account commenced operations. Such performance information for the sub-account will be calculated based on the performance of the corresponding portfolio and the assumption that the sub-account was in existence for the same periods as those indicated for the portfolio, with a level of contract charges currently in effect. The portfolio used for these calculations will be the actual portfolio that the sub-account will invest in.

         This type of adjusted historical performance data may be disclosed on both an average annual total return and a cumulative total return basis. Moreover, it may be disclosed assuming that the contract is not surrendered (i.e., with no deduction for the contingent deferred sales load) and assuming that the contract is surrendered at the end of the applicable period (i.e., reflecting a deduction for any applicable contingent deferred sales load).

Other Performance Data

         We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard described above. The non-standard format will be identical to the standard format except that the contingent deferred sales load percentage will be assumed to be 0%.

         We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the contingent deferred sales load percentage will be 0%.

         CTR = {ERV/P} - 1

         Where:

         CTR = the cumulative total return net of sub-account recurring charges for the period.

         ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of the one, five, or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof).

         P = a hypothetical initial payment of $1,000.

         All non-standard performance data will be advertised only if the standard performance data is also disclosed.

HISTORICAL PERFORMANCE DATA

General Limitations

         The figures below represent the past performance of the sub-accounts and are not indicative of future performance. The figures may reflect the waiver of advisory fees and reimbursement of other expenses.

         Except for Transamerica Growth, the funds have provided the performance data for the sub-accounts. Except for Transamerica Growth, none of the funds or their investment advisers are affiliated with Transamerica. In preparing the tables below, we have relied on the data provided by the funds. While we have no reason to doubt the accuracy of the figures provided by the funds, we have not verified those figures.

Money Market Sub-Account Yields


         The annualized yield for the Money Market Sub-Account for the seven-day period ending December 31, 1998 was 3.21%. The effective yield for the Money Market Sub-Account for the seven-day period ending December 31, 1998 was 3.25%.


Sub-Account Performance Figures Including Adjusted Historical Performance

       The charts below show historical performance data for the sub-accounts. Charts 1 through 3 show performance since the commencement of the sub-accounts. Charts 4 through 6 include, for certain sub-accounts, adjusted historical performance for the periods prior to the inception of the sub-accounts, based on the performance of the corresponding portfolios since their inception date, with a level of charges equal to those currently assessed under the certificates. These figures are not an indication of the future performance of the sub-accounts. Some of the figures reflect the waiver of advisory fees and reimbursement of other expenses for part or all of the periods indicated.

Since Commencement of the Sub-Accounts

       The dates to the right of the sub-account names indicate the date of commencement of operation of the sub-accounts.

       1. Average annual total returns for periods since inception of the sub-account are as follows. These figures include mortality and expenses charges deducted at 1.25%, the administrative expenses charge of 0.15% per annum, the administration charge of $30 per annum adjusted for average account size and the maximum contingent deferred sales load of 6%.

---------------------------------------- ------------------- ------------------ ------------------ ------------------
                                                                                                    For the period
                                                                                                         from
                                                                                                    commencement of
SUB-ACCOUNT (date of                       For the 1-year     For the 3-year     For the 5-year       sub-account
commencement of operation of               period ending       period ending      period ending      operations to
sub-account)                                  12/31/98           12/31/98           12/31/98           12/31/98
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Money Market (1/4/93)                          -2.02%              2.02%               N/A               2.99%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Special Value (1/4/93)                         8.02%               7.88%               N/A               7.81%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Zero Coupon 2000 (1/4/93)                      -0.03%              2.51%               N/A               5.63%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Quality Bond (1/4/93)                          -1.86%              2.88%               N/A               6.09%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Small Cap (1/4/93)                            -10.26%              6.58%               N/A              18.78%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Capital Appreciation (4/5/93)                  22.34%             24.68%             21.43%             19.54%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Stock Index (1/4/93)                           20.37%             24.60%               N/A              19.21%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Socially Responsible (10/7/93)                 21.52%             23.32%             20.37%             20.86%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Growth and Income (12/15/94)                   4.19%              13.12%               N/A              23.68%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
International Equity (12/15/94)                -2.61%              5.42%               N/A               6.02%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
International Value (5/1/96)                   1.33%                N/A                N/A               4.52%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Disciplined Stock (5/1/96)                     18.90%               N/A                N/A              26.06%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Small Company Stock (5/1/96)                  -12.75%               N/A                N/A               5.28%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Balanced (5/1/97)                              14.57%               N/A                N/A              19.92%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Limited Term High Income(5/1/97)               -6.57%               N/A                N/A               0.81%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Transamerica Growth (5/1/98)*                   N/A                 N/A                N/A              18.14%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Core Value (5/1/98)                             N/A                 N/A                N/A                N/A
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
MidCap Stock (5/1/98)                           N/A                 N/A                N/A                N/A
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Founder's Growth (5/1/99)                       N/A                 N/A                N/A                N/A
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Founder's Passport (5/1/99)                     N/A                 N/A                N/A                N/A
---------------------------------------- ------------------- ------------------ ------------------ ------------------

       2. Average annual total returns for period since inception of the sub-account are as follows. These figures include mortality and expenses charges deducted at 1.25%, the administrative expenses charge of 0.15% per annum, the administration charge of $30 per annum adjusted for average account size but do not reflect the maximum contingent deferred sales load of 6% which if reflected would reduce the figures. Performance data with no contingent deferred sales load deduction will only be disclosed if the performance data for the required periods with the contingent deferred sales load deduction is also disclosed.

---------------------------------------- ------------------- ------------------ ------------------ ------------------
                                                                                                    For the period
                                                                                                         from
                                                                                                    commencement of
SUB-ACCOUNT (date of                       For the 1-year     For the 3-year     For the 5-year       sub-account
commencement of operation of               period ending       period ending      period ending      operations to
sub-account)                                  12/31/98           12/31/98           12/31/98           12/31/98
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Money Market (1/4/93)                          3.59%               3.59%               N/A               3.27%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Special Value (1/4/93)                         14.02%              9.29%               N/A               8.04%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Zero Coupon 2000 (1/4/93)                      -5.71%              4.07%               N/A               5.88%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Quality Bond (1/4/93)                          3.96%               4.44%               N/A               6.34%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Small Cap (1/4/93)                             4.86%               8.01%               N/A              18.92%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Capital Appreciation (4/5/93)                  28.34%             25.75%             21.80%             19.84%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Stock Index (1/4/93)                           26.37%             25.66%               N/A              19.35%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Socially Responsible (10/7/93)                 27.52%             24.32%             20.75%             21.20%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Growth and Income (12/15/94)                   10.19%             14.41%               N/A              24.19%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
International Equity (12/15/94)                2.97%               6.90%               N/A               6.83%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
International Value (5/1/96)                   7.16%                N/A                N/A               6.27%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Disciplined Stock (5/1/96)                     24.90%               N/A                N/A              27.34%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Small Company Stock (5/1/96)                   -7.35%               N/A                N/A               7.00%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Balanced (5/1/97)                              20.57%               N/A                N/A              28.12%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Limited Term High Income(5/1/97)               -1.17%               N/A                N/A               4.29%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Transamerica Growth (5/1/98)*                   N/A                 N/A                N/A              23.45%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Core Value (5/1/98)                             N/A                 N/A                N/A                N/A
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
MidCap Stock (5/1/98)                           N/A                 N/A                N/A                N/A
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Founder's Growth (5/1/99)                       N/A                 N/A                N/A                N/A
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Founder's Passport (5/1/99)                     N/A                 N/A                N/A                N/A
---------------------------------------- ------------------- ------------------ ------------------ ------------------

       3. Cumulative total returns for periods since inception of the sub-accounts are as follows. These figures include mortality and expenses charges deducted at 1.25%, the administrative expenses charge of 0.15% per annum, the administration charge of $30 per annum adjusted for average account size but do not reflect the maximum contingent deferred sales load of 6%, which if reflected would reduce the figures. Performance data with no contingent deferred sales load deduction will only be disclosed if performance data for the required periods with the contingent deferred sales load deduction is also disclosed.

---------------------------------------- ------------------- ------------------
                                                              For the period
                                                                   from
                                                              commencement of
SUB-ACCOUNT (date of                       For the 1-year       sub-account
commencement of operation of               period ending       operations to
sub-account)                                  12/31/98           12/31/98
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Money Market (1/4/93)                          3.59%              21.31%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Special Value (1/4/93)                         14.02%             59.04%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Zero Coupon 2000 (1/4/93)                      -5.71%             40.89%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Quality Bond (1/4/93)                          -3.96%             44.57%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Small Cap (1/4/93)                             -4.86%             182.86%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Capital Appreciation (4/5/93)                  28.34%             183.09%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Stock Index (1/4/93)                           26.87%             189.03%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Socially Responsible (10/7/93)                 27.52%             173.93%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Growth and Income (12/15/94)                   10.19%             110.47%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
International Equity (12/15/94)                2.97%              30.70%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
International Value (5/1/96)                   7.16%              17.62%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Disciplined Stock (5/1/96)                     24.90%             90.67%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Small Company Stock (5/1/96)                   -7.95%             19.60%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Balanced (5/1/97)                              20.57%             41.53%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Limited Term High Income(5/1/97)               -1.17%              7.26%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Transamerica Growth (5/1/98)*                   N/A               23.54%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Core Value (5/1/98)                             N/A               -7.12%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
MidCap Stock (5/1/98)                           N/A               -3.66%
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Founder's Growth (5/1/99)                       N/A                 N/A
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------
Founder's Passport (5/1/99)                     N/A                 N/A
---------------------------------------- ------------------- ------------------

Since Commencement of the Portfolios

       The dates to the right of the sub-account names indicate the date of commencement of operation of the Portfolios.

       4.  Average  annual  total  returns for periods  since  inception  of the portfolio,  including  adjusted  historical  performance  are as follows.  These
figures  include   mortality  and  expenses   charges  deducted  at  1.25%,  the
administrative  expenses charge of 0.15% per annum, the administration charge of
$30 per annum  adjusted  for average  account  size and the  maximum  contingent deferred sales load of 6%.

---------------------------------------- ------------------- ------------------ ------------------ ------------------
                                                                                                    For the period
                                                                                                         from
PORTFOLIO (date of                         For the 1-year     For the 3-year     For the 5-year     commencement of
commencement of operation of               period ending       period ending      period ending      portfolio to
portfolio)                                    12/31/98           12/31/98           12/31/98           12/31/98
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Money Market (8/31/90)                         -2.02%              2.02%              2.87%              3.44%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Special Value (8/31/90)                        8.02%               7.88%              3.95%              6.94%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Zero Coupon 2000 (8/31/90)                     -0.03%              2.51%              3.72%              7.88%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Quality Bond (8/31/90)                         -1.88%              2.88%              4.25%              7.52%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Small Cap (8/31/90)                           -10.26%              6.58%             10.73%             35.32%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Capital Appreciation (4/5/93)                  22.34%             24.68%             21.43%             19.54%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Stock Index (9/29/89)                          20.37%             24.60%             21.45%             15.45%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Socially Responsible (10/7/93)                 21.52%             23.23%             20.37%             20.86%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Growth and Income (12/15/94)                   4.19%              13.12%               N/A              23.68%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
International Equity (12/15/94)                -2.61%              5.42%               N/A               6.02%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
International Value (5/1/96)                   1.33%                N/A                N/A               4.52%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Disciplined Stock (5/1/96)                     18.90%               N/A                N/A              26.06%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Small Company Stock (5/1/96)                  -12.75%               N/A                N/A               5.28%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Balanced (5/1/97)                              14.57%               N/A                N/A              19.92%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Limited Term High Income(5/1/97)               -6.57%               N/A                N/A               0.81%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Transamerica Growth(2/26/69)*                  35.81%             36.13%             32.50%             24.63%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Core Value (5/1/98)                             N/A                 N/A                N/A                N/A
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
MidCap Stock (5/1/98)                           N/A                 N/A                N/A                N/A
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Founder's Growth (11/30/98)                     N/A                 N/A                N/A                N/A
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Founder's Passport (11/30/98)                   N/A                 N/A                N/A                N/A
---------------------------------------- ------------------- ------------------ ------------------ ------------------

       5.  Average  annual  total  returns  for period  since  inception  of the portfolio  including  adjusted  historical  performance  are as  follows.  These
figures  include   mortality  and  expenses   charges  deducted  at  1.25%,  the
administrative  expenses charge of 0.15% per annum, the administration charge of
$30 per annum  adjusted for average  account size but do not reflect the maximum contingent  deferred  sales  load of 6%  which if  reflected  would  reduce  the figures.  Performance data with no contingent deferred sales load deduction will only be  disclosed  if the  performance  data for the  required  periods with no contingent deferred sales load deduction is also disclosed.

---------------------------------------- ------------------- ------------------ ------------------ ------------------
                                                                                                    For the period
                                                                                                         from
PORTFOLIO (date of                         For the 1-year     For the 3-year     For the 5-year     commencement of
commencement of operation of               period ending       period ending      period ending      portfolio to
portfolio)                                    12/31/98           12/31/98           12/31/98           12/31/98
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Money Market (8/31/90)                         3.59%               3.59%              3.57%              3.45%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Special Value (8/31/90)                        14.02%              9.29%              4.63%              6.94%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Zero Coupon 2000 (8/31/90)                     5.71%               4.07%              4.41%              7.89%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Quality Bond (8/31/90)                         -3.96%              4.44%              4.92%              7.53%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Small Cap (8/31/90)                            -4.86%              8.01%             11.28%             35.32%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Capital Appreciation (4/5/93)                  28.34%             25.75%             21.83%             19.84%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Stock Index (9/29/89)                          26.37%             25.86%             21.81%             15.45%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Socially Responsible (10/7/93)                 21.52%             24.32%             20.75%             20.86%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Growth and Income (5/2/94)                     10.19%             14.41%               N/A              24.19%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
International Equity (5/2/94)                  2.97%               6.90%               N/A               6.83%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
International Value (4/30/96)                  7.16%               N/A%                N/A               6.27%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Disciplined Stock (4/30/96)                    24.90%               N/A                N/A              27.34%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Small Company Stock (4/30/96)                  -7.35%               N/A                N/A               7.00%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Balanced (5/1/97)                              20.57%               N/A                N/A              28.12%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Limited Term High Income (4/30/97)             -1.17%               N/A                N/A               4.21%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Transamerica Growth (2/26/69)*                 41.21%             36.13%             32.50%             24.63%
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Core Value (5/1/98)                             N/A                 N/A                N/A                N/A
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
MidCap Stock (5/1/98)                           N/A                 N/A                N/A                N/A
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Founder's Growth (9/30/98)                      N/A                 N/A                N/A                N/A
---------------------------------------- ------------------- ------------------ ------------------ ------------------
---------------------------------------- ------------------- ------------------ ------------------ ------------------
Founder's Passport (9/30/98)                    N/A                 N/A                N/A                N/A
---------------------------------------- ------------------- ------------------ ------------------ ------------------

       6. Cumulative total returns for periods since inception of the portfolio, including hypothetical performance are as follows. These figures include mortality and expenses charges deducted at 1.25%, the administrative expenses charge of 0.15% per annum, the administration charge of $30 per annum adjusted for average account size but do not reflect the maximum contingent deferred sales load of 6%, which if reflected would reduce the figures. Performance data with no contingent deferred sales load deduction will only be disclosed if performance data for the required periods with no contingent deferred sales load deduction is also disclosed.

-------------------------------------------- ------------------------- --------------------------

PORTFOLIO (date of                                                        For the period from
commencement of operation of                  For the 1-year period         commencement of
portfolio)                                       ending 12/31/98         portfolio to 12/31/98
-------------------------------------------- ------------------------- --------------------------
-------------------------------------------- ------------------------- --------------------------
Money Market (8/31/90)                                3.59%                     32.70%
-------------------------------------------- ------------------------- --------------------------
-------------------------------------------- ------------------------- --------------------------
Special Value (8/31/90)                               14.02%                    75.06%
-------------------------------------------- ------------------------- --------------------------
-------------------------------------------- ------------------------- --------------------------
Zero Coupon 2000 (8/31/90)                            5.71%                     88.37%
-------------------------------------------- ------------------------- --------------------------
-------------------------------------------- ------------------------- --------------------------
Quality Bond (8/31/90)                                3.96%                     83.19%
-------------------------------------------- ------------------------- --------------------------
-------------------------------------------- ------------------------- --------------------------
Small Cap (8/31/90)                                   -4.86%                   1145.95%
-------------------------------------------- ------------------------- --------------------------
-------------------------------------------- ------------------------- --------------------------
Capital Appreciation (4/5/93)                         28.34%                    183.09%
-------------------------------------------- ------------------------- --------------------------
-------------------------------------------- ------------------------- --------------------------
Stock Index (9/29/89)                                 26.37%                    278.20%
-------------------------------------------- ------------------------- --------------------------
-------------------------------------------- ------------------------- --------------------------
Socially Responsible (10/7/93)                        27.52%                    173.93%
-------------------------------------------- ------------------------- --------------------------
-------------------------------------------- ------------------------- --------------------------
Growth and Income (5/2/94)                            10.19%                    140.47%
-------------------------------------------- ------------------------- --------------------------
-------------------------------------------- ------------------------- --------------------------
International Equity (5/2/94)                         2.97%                     30.70%
-------------------------------------------- ------------------------- --------------------------
-------------------------------------------- ------------------------- --------------------------
International Value (4/30/96)                         7.16%                     17.62%
-------------------------------------------- ------------------------- --------------------------
-------------------------------------------- ------------------------- --------------------------
Disciplined Stock (4/30/96)                           24.90%                    90.67%
-------------------------------------------- ------------------------- --------------------------
-------------------------------------------- ------------------------- --------------------------
Small Company Stock (4/30/96)                         -7.35%                    19.80%
-------------------------------------------- ------------------------- --------------------------
-------------------------------------------- ------------------------- --------------------------
Balanced (5/1/97)                                     20.57%                    41.53%
-------------------------------------------- ------------------------- --------------------------
-------------------------------------------- ------------------------- --------------------------
Limited Term High Income (4/30/97)                    -1.17%                     7.26%
-------------------------------------------- ------------------------- --------------------------
-------------------------------------------- ------------------------- --------------------------
Transamerica Growth (2/26/69)*                        41.21%                    809.17%
-------------------------------------------- ------------------------- --------------------------
-------------------------------------------- ------------------------- --------------------------
Core Value (5/1/98)                                    N/A                      -7.12%
-------------------------------------------- ------------------------- --------------------------
-------------------------------------------- ------------------------- --------------------------
MidCap Stock (5/1/98)                                  N/A                      -3.66%
-------------------------------------------- ------------------------- --------------------------
-------------------------------------------- ------------------------- --------------------------
Founder's Growth (9/30/98)                             N/A                        N/A
-------------------------------------------- ------------------------- --------------------------
-------------------------------------------- ------------------------- --------------------------
Founder's Passport (9/30/98)                           N/A                        N/A
-------------------------------------------- ------------------------- --------------------------

       *The Growth Portfolio of the Transamerica Variable Insurance Fund, Inc., is the successor to Separate Account Fund C of Transamerica Occidental Life Insurance Company, a management investment company funding variable annuities, through a reorganization on November 1, 1996. Accordingly, the performance data for the Transamerica VIF Growth Portfolio include performance of its predecessor. The performance shown in the "since inception" box for the Transamerica Growth Sub-Account is 10-year performance, not performance since 1969.

FEDERAL TAX MATTERS
         The Dreyfus/Transamerica Triple Advantage Variable Annuity may be purchased on a non-tax qualified basis (non-qualified contract") or purchased and used in connection with plans qualifying for special tax treatment ("qualified contract"). Qualified contracts are designed for use by retirement plans qualified for special tax treatment under Sections 401, 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of federal income taxes on the account value, on annuity payments, and on the economic benefit to the owner, the annuitant or the beneficiary may depend on the type of retirement plan for which the contract is purchased, on the tax and employment status of the individual concerned and on our tax status. THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. Any person concerned about these tax implications should consult a competent tax adviser. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of continuation of these present federal income tax laws or of the current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Taxation of Transamerica

         We are taxed as a life insurance company under Part I of Subchapter L of the Code. Since the variable account is not an entity separate from Transamerica, and its operations form a part of Transamerica, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the contracts. Under existing federal income tax law, we believe that the variable account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the contracts.

         Accordingly, we do not anticipate that we will incur any federal income tax liability attributable to the variable account and, therefore, we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in our being taxed on income or gains attributable to the variable account, then we may impose a charge against the variable account (with respect to some or all contracts) in order to set aside provisions to pay such taxes.




Tax Status of the Contract

         Code Section 817(h) requires that with respect to non-qualified contracts, the investments of the funds be "adequately diversified" in accordance with Treasury regulations in order for the contracts to qualify as annuity contracts under federal tax law. The variable account, through the funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affect how the Funds' assets may be invested.

         In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control for the investments of a segregated asset account may cause the investor (i.e., the owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets."

         The ownership rights under the contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner has additional flexibility in allocating premium payments and account values. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of the variable account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the contract as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the variable account.

         In order to be treated as an annuity contract for federal income tax purposes, Code Section 72(s) requires any non-qualified contract to provide that
(a) if any owner dies on or after the annuity date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if any owner dies prior to the annuity date, the entire interest in the contract will be distributed within five years after the date of the owner's death. These requirements will be considered satisfied as to any portion of the owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The owner's "designated beneficiary" refers to a natural person designated by such owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the owner's "designated beneficiary" is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

         The non-qualified contracts contain provisions which are intended to comply with the requirements of Code Section 72(s), although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise. Other rules may apply to qualified contracts.

DISTRIBUTION OF THE CONTRACT

         Transamerica Securities Sales Corporation ("TSSC") is principal underwriter of the contracts under a Distribution Agreement with Transamerica. TSSC may also serve as principal underwriter and distributor of other contracts issued through the variable account and certain other separate accounts of Transamerica and any affiliates of Transamerica. TSSC is an indirect wholly owned subsidiary of Transamerica Insurance Corporation. TSSC is registered with the Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Transamerica pays TSSC for acting as the principal underwriter under a distribution agreement.

         TSSC has entered into sales agreements with other broker/dealers to solicit applications for the contracts through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the contracts may be solicited by registered representatives of the broker/dealers appointed by Transamerica to sell its variable life insurance and variable annuities. These broker/dealers are registered with the Commission and are members of the NASD. The registered representatives are authorized under applicable state regulations to sell variable life insurance and variable annuities.

     Transamerica Financial Resources, Inc. ("TFR") is an underwriter and distributor of the contracts. TFR is a wholly-owned subsidiary of Transamerica Insurance Corporation of California and is registered with the Commission and the NASD as a broker/dealer.

         Under the agreements, applications for the contracts will be sold by broker/dealers which will receive compensation as described in the prospectus.

         The offering of the contracts is expected to be continuous and neither TSSC nor TFR anticipate discontinuing the offering of the contracts. However, TSSC and TFR reserve the right to discontinue the offering of the contracts.


         During fiscal year 1998, $22,999,381 in commissions were paid to TSSC as underwriter of the contracts; no amounts were retained by TSSC. During fiscal year 1998, $1,737,090.86 in commissions were paid to TFR as underwriter of the contracts; no amounts were retained by TFR.


SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

         Title to assets of the variable account is held by Transamerica. The assets of the variable account are kept separate and apart from Transamerica general account assets. Records are maintained of all purchases and redemptions of portfolio shares held by each of the sub-accounts.

TRANSAMERICA

General Information and History

         Transamerica Occidental Life Insurance Company was formerly known as Occidental Life Insurance Company of California. The name change occurred September 1, 1981.

         Transamerica is wholly-owned by Transamerica Insurance Corporation of California, which is in turn, wholly-owned by Transamerica Corporation. Transamerica Corporation is a financial services organization which engages through its subsidiaries in two primary businesses: finance and insurance. Finance consists of consumer lending, commercial lending, leasing and real estate services. Insurance comprises life insurance, asset management, and insurance brokerage.

STATE REGULATION

         We are subject to the insurance laws and regulations of all the states where we are licensed to operate. The availability of certain contract rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the contract will be modified accordingly.




RECORDS AND REPORTS

         All records and accounts relating to the variable account will be maintained by us or by our service office. As presently required by the provisions of the 1940 Act and regulations promulgated thereunder which pertain to the variable account, reports containing such information as may be required under the 1940 Act or by other applicable law or regulation will be sent to owners semi-annually at their last known address of record.

FINANCIAL STATEMENTS


         This  Statement  of  Additional   Information  contains  the  financial
statements of the variable account as of and for ther period ended December 31, 1998.


         The consolidated financial statements of Transamerica included in this Statement of Additional Information should be considered only as bearing on the ability of Transamerica to meet its obligations under the contract. They should not be considered as bearing on the investment performance of the assets held in the variable account.

APPENDIX

         Accumulation Transfer Formula

         Transfers after the annuity date are implemented according to the following formulas:

         (1) Determine the number of units to be transferred from the variable sub-account as follows:
              = AT/AUV1

         (2) Determine the number of variable accumulation units remaining in such variable sub-account (after the transfer):
              = UNIT1   AT/AUV1

         (3) Determine the number of variable accumulation units in the transferee variable sub-account (after the transfer):
              = UNIT2 + AT/AUV2

         (4) Subsequent variable accumulation payments will reflect the changes in variable accumulation units in each variable sub-account as of the next variable accumulation payment's due date.

         Where:

         (AUV1) is the variable accumulation unit value of the variable sub-account that the transfer is being made from as of the end of the valuation period in which the transfer request was received.

         (AUV2) is the variable accumulation unit value of the variable sub-account that the transfer is being made to as of the end of the valuation period in which the transfer request was received.

         (UNIT1) is the number of variable accumulation units in the variable sub-account that the transfer is being made from, before the transfer.

         (UNIT2) is the number of variable accumulation units in the variable sub-account that the transfer is being made to, before the transfer.

         (AT)  is  the  dollar  amount  being   transferred  from  the  variable
sub-account.

Audited Financial Statements

Separate Account VA-2L of
Transamerica Occidental
Life Insurance Company

Year ended December 31, 1998
with Report of Independent Auditors

                                             Separate Account VA-2L of
                                  Transamerica Occidental Life Insurance Company

                                           Audited Financial Statements

                                           Year ended December 31, 1998




                                                     Contents


Report of Independent Auditors........................1
Statement of Assets and Liabilities...................2
Statement of Operations...............................6
Statements of Changes in Net Assets...................10
Notes to Financial Statements.........................18

                                          Report of Independent Auditors



Unitholders of Separate Account VA-2L of
    Transamerica Occidental Life Insurance Company
Board of Directors, Transamerica Occidental Life Insurance Company


We have audited the accompanying statement of assets and liabilities of Separate Account VA-2L of Transamerica Occidental Life Insurance Company (comprised of the Money Market, Managed Assets, Zero Coupon 2000, Quality Bond, Small Cap, Capital Appreciation, Stock Index Fund, Socially Responsible Fund, Growth and
Income, International Equity, International Value, Disciplined Stock, Small Company Stock, Limited Term High Income, Balanced, Core Value, MidCap, and TA VIF Growth Sub-accounts) as of December 31, 1998, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of Separate Account VA-2L's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts comprising Separate Account VA-2L of Transamerica Occidental Life Insurance Company at December 31, 1998, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.


Charlotte, North Carolina
April 21, 1999

                            Separate Account VA-2L of
                 Transamerica Occidental Life Insurance Company

                       Statement of Assets and Liabilities

                                December 31, 1998

                                                                                                           Zero
                                                                  Money              Managed              Coupon
                                                                  Market              Assets               2000
                                                               Sub-account         Sub-account         Sub-account
                                                            ------------------- ------------------- -------------------

Assets
Investments, at fair value                                  $       65,851,739     $    44,752,200     $    21,021,531
Receivable for units sold                                                    -                   -               5,561
Due from Transamerica Life                                                   -               1,579
                                                            ------------------- ------------------- -------------------
Total assets                                                        65,851,739          44,753,779          21,027,092

Liabilities
Payable for units redeemed                                             150,446              15,284                   -
Due to Transamerica Life                                                10,668                   -                 175
                                                            ------------------- ------------------- -------------------
Total liabilities                                                      161,114              15,284                 175
                                                            ------------------- ------------------- -------------------

Net assets                                                  $       65,690,625     $    44,738,495     $    21,026,917
                                                            =================== =================== ===================

Accumulation units outstanding                                  53,939,642.196       2,764,173.241       1,263,163.357
                                                            =================== =================== ===================

Net asset value and redemption price per unit               $         1.217854     $     16.185127     $     16.646237
                                                            =================== =================== ===================

Investment sub-account information:

Number of mutual fund shares                                    65,851,738.790       2,997,468.168       1,681,722.491

Net asset value per share                                   $             1.00     $         14.93     $         12.50

Investment cost                                             $       65,851,739     $    39,339,123     $    20,800,569



                            Separate Account VA-2L of
                 Transamerica Occidental Life Insurance Company

                       Statement of Assets and Liabilities

                                December 31, 1998


                                                                                    Socially
      Quality              Small              Capital              Stock          Responsible         Growth and
        Bond                Cap             Appreciation        Index Fund            Fund              Income
    Sub-account         Sub-account         Sub-account         Sub-account       Sub-account         Sub-account
-------------------- ------------------- ------------------- ------------------ ----------------- --------------------


 $      79,898,551       $  168,743,070     $  287,044,866     $  197,434,730       $59,834,180      $   212,404,040
 -                                    -             111,513                 -             1,845              113,149
 4,025                                -                   -             3,687                 9               18,842
-------------------- ------------------- ------------------ ------------------- ----------------- --------------------
        79,902,576          168,743,070        287,156,379    $   197,438,417        59,836,034          212,536,031


 43,291                         192,358                  -             64,661                 -                    -
 13                               2,763              17,211                 -                 -                    -
-------------------- ------------------- ------------------ ------------------- ----------------- --------------------
            43,304              195,121             17,211             64,661                 -                    -
-------------------- ------------------- ------------------ ------------------- ----------------- --------------------

 $      79,859,272       $  168,547,949     $  287,139,168     $  197,373,756      $ 59,836,034      $   212,536,031
==================== =================== ================== =================== ================= ====================

     5,030,446.431        2,615,765.058      8,121,246.029      4,443,711.383     1,744,708.001        7,270,897.396
==================== =================== ================== =================== ================= ====================

 $       15.875186       $    64.435431     $    35.356541     $    44.416421      $  34.295730      $     29.231059
==================== =================== ================== =================== ================= ====================



     6,947,700.054        3,130,088.482      7,949,179.338      6,071,178.651     1,925,166.667        9,385,949.603

 $           11.50       $        53.91     $        36.11     $        32.52      $      31.08      $         22.63

 $      80,905,708       $  162,028,989     $  214,899,540     $  151,673,995      $ 47,938,545      $   195,878,650

See accompanying notes.

                            Separate Account VA-2L of
                 Transamerica Occidental Life Insurance Company

                 Statement of Assets and Liabilities (continued)

                                December 31, 1998


                                                              International        International        Disciplined
                                                                 Equity                Value               Stock
                                                               Sub-account          Sub-account         Sub-account
                                                            ------------------ ------------------- --------------------

Assets
Investments, at fair value                                     $   39,038,393    $     16,277,248    $     90,680,312
Receivable for units sold                                                3,382                  -              32,727
Due from Transamerica Life                                                 292              1,739               5,660
                                                            ------------------ ------------------- --------------------
Total assets                                                       39,042,067          16,278,987          90,718,699

Liabilities
Payable for units redeemed                                                  -              17,722                   -
Due to Transamerica Life                                                     -                  -                   -
                                                            ------------------ ------------------- --------------------
Total liabilities                                                           -              17,722                   -
                                                            ------------------ ------------------- --------------------

Net assets                                                     $   39,042,067    $     16,261,265    $     90,718,699
                                                            ================== =================== ====================

Accumulation units outstanding                                  2,456,885.911       1,380,692.935       4,753,022.290
                                                            ================== =================== ====================

Net asset value and redemption price per unit                  $    15.890875    $      11.777610    $      19.086529
                                                            ================== =================== ====================

Investment sub-account information:

Number of mutual fund shares                                    2,692,302.998       1,210,204.297       3,951,211.834

Net asset value per share                                      $        14.50    $          13.45    $          22.95

Investment cost                                                $   39,657,248    $     17,093,262    $     77,290,738



                            Separate Account VA-2L of
                 Transamerica Occidental Life Insurance Company

                 Statement of Assets and Liabilities (continued)

                                December 31, 1998

      Small
     Company           Limited Term                              Core                 Mid               TA VIF
      Stock            High Income          Balanced             Value                Cap               Growth
   Sub-account         Sub-account        Sub-account         Sub-account         Sub-account         Sub-account
------------------- ------------------- ----------------- -------------------- ------------------- ------------------


  $     25,333,481  $       69,402,039      $ 32,299,326    $        889,245     $      4,553,781  $     18,595,198
                 -                   -                 -                 143                    -                 -
                 -               6,541               962                   1                   24             1,305
------------------- ------------------- ----------------- -------------------- ------------------- ------------------
        25,333,481          69,408,580        32,300,288             889,389            4,553,805        18,596,503


            11,984              91,778             5,144                   -               51,769            50,699
               163                  63                 -                   -                    -                 -
-------------------
                    ------------------- ----------------- -------------------- ------------------- ------------------
            12,147              91,841             5,144                   -               51,769            50,699
------------------- ------------------- ----------------- -------------------- ------------------- ------------------

  $     25,321,334    $     69,316,739      $ 32,295,144    $        889,389     $      4,502,036  $     18,545,804
=================== =================== ================= ==================== =================== ==================

     2,111,028.689       6,458,312.119     2,280,501.753          95,759.521          467,292.833     1,634,054.907
=================== =================== ================= ==================== =================== ==================

  $      11.994784    $      10.732950      $  14.161420    $       9.287734     $       9.634293  $      11.349560
=================== =================== ================= ==================== =================== ==================



     1,678,825.758       5,881,528.697     2,027,578.542          75,874.168          374,488.594       960,495.778

  $          15.09    $          11.80      $      15.93    $          11.72     $          12.16  $          19.36

  $     26,602,800    $     75,035,473      $ 30,364,320    $        845,991     $      4,196,871  $     17,510,857

See accompanying
notes.

        6

 Separate Account
     VA-2L of
   Transamerica
 Occidental Life
Insurance Company

   Statement of
    Operations

    Year ended
December 31, 1998


                                                                                                       Zero
                                                                 Money             Managed            Coupon
                                                                 Market            Assets              2000
                                                              Sub-account        Sub-account        Sub-account
                                                            ----------------- ------------------ ------------------

Investment income                                                $ 3,030,988       $   291,880        $1,124,788

Expenses
   Mortality and expense risk charge                                 781,026           591,970           290,938
                                                            ----------------- ------------------ ------------------

Net investment income (loss)                                       2,249,962          (300,090)          833,850

Net realized and unrealized gain (loss) on investments:
   Realized gain (loss) on investment transactions                         -         1,450,849            12,744
   Unrealized appreciation (depreciation) of investments                   -         4,182,696           329,560

                                                            ----------------- ------------------ ------------------

Net gain (loss) on investments                                             -         5,633,545           342,304
                                                            ----------------- ------------------ ------------------

Increase in net assets resulting from operations                 $ 2,249,962       $ 5,333,455        $1,176,154
                                                            ================= ================== ==================



                                             Separate Account VA-2L of
                                  Transamerica Occidental Life Insurance Company

                                        Statement of Operations (continued)

                                           Year ended December 31, 1998


                                                                                      Socially
      Quality              Small              Capital                Stock           Responsible        Growth and
       Bond                 Cap             Appreciation          Index Fund            Fund              Income
    Sub-account         Sub-account         Sub-account           Sub-account        Sub-account        Sub-account
-------------------- ------------------- ------------------- ------------------ ------------------ ------------------

     $ 5,246,883       $     3,397,330        $  1,633,806        $ 4,684,124       $  2,259,173        $  5,733,339


         972,185             2,549,950           3,191,383          2,193,307            649,856           2,883,979
-------------------- ------------------- ------------------- ------------------ ------------------ ------------------

       4,274,698               847,380          (1,557,577)         2,490,817          1,609,317           2,849,360


         525,863            11,570,695          19,922,208         11,278,570          2,813,333           4,834,113
      (1,966,478)          (23,355,836)         37,801,962         25,219,458          7,040,819          11,336,135
-------------------- ------------------- ------------------- ------------------ ------------------ ------------------

      (1,440,615)          (11,785,141)         57,724,170         36,498,028          9,854,152          16,170,248
-------------------- ------------------- ------------------- ------------------ ------------------ ------------------

     $ 2,834,083       $   (10,937,761)       $ 56,166,593         $38,988,845      $ 11,463,469        $ 19,019,608
==================== =================== =================== ================== ================== ==================



See accompanying notes.

                                             Separate Account VA-2L of
                                  Transamerica Occidental Life Insurance Company

                                        Statement of Operations (continued)

                                           Year ended December 31, 1998


                                                                                                                       Small
                                                               International    International   Disciplined      Company
                                                                  Equity            Value          Stock          Stock
                                                                Sub-account      Sub-account     Sub-account    Sub-account
                                                              ---------------- -------------- --------------- --------------

Investment income                                               $     393,497    $1,235,765   $    717,446    $  131,182717,446

Expenses
   Mortality and expense risk charge                                  544,368       204,904        860,825        342,118
                                                              ---------------- -------------- --------------- --------------

Net investment income (loss)                                         (150,871)    1,030,861       (143,379)      (210,936)

Net realized and unrealized gain (loss) on investments:
   Realized gain (loss) on investment transactions                    685,545       607,912      3,146,901        854,546
   Unrealized appreciation (depreciation) of investments              177,915      (673,621)    10,667,924     (2,793,046)

                                                              ---------------- -------------- --------------- --------------

Net gain (loss) on investments                                        863,460       (65,709)    13,814,825     (1,938,500)
                                                              ---------------- -------------- --------------- --------------

Increase (decrease) in net assets resulting from operations     $     712,589    $  965,152   $ 13,671,446    $(2,149,436)
                                                              ================ ============== =============== ==============

                                             Separate Account VA-2L of
                                  Transamerica Occidental Life Insurance Company

                                        Statement of Operations (continued)

                                           Year ended December 31, 1998



   Limited Term
       High                               Core                        TA VIF
       Income          Balanced          Value           Mid-Cap      Growth
    Sub-account       Sub-account      Sub-account      Sub-account  Sub-account
------------------ ---------------- ---------------- ---------------------------

  $5,109,433       $2,311,321         $  4,669        $    7,851    $1,541,511


     714,682           246,227           3,991            22,127        81,215
------------------ ---------------- ---------------- ---------------------------

   4,394,751         2,065,094             678           (14,276)    1,460,296


    (960,194)          224,759          (4,095)          (80,941)     (322,061)
  (5,156,021)        2,034,493          43,255           356,911     1,084,341
------------------ ---------------- ---------------- ---------------------------

  (6,116,215)        2,259,252          39,160           275,970       762,280
------------------ ---------------- ---------------- ---------------------------

 $(1,721,464)       $4,324,346         $39,838          $261,694    $2,222,576
================== ================ ================ ===========================




See accompanying notes.

                                             Separate Account VA-2L of
                                  Transamerica Occidental Life Insurance Company

                                        Statements of Changes in Net Assets

                                           Year ended December 31, 1998


                                                                                                         Zero
                                                                   Money             Managed            Coupon
                                                                   Market            Assets              2000
                                                                Sub-account        Sub-account        Sub-account
                                                              ----------------- ------------------ ------------------

Increase (decrease) in net assets:
   Operations:
     Net investment income (loss)                                 $  2,249,962    $    (300,090)       $    833,850
     Realized gain (loss) on investment transactions                         -        1,450,849              12,744
     Unrealized appreciation (depreciation) of investments                   -        4,182,696             329,560
                                                              ----------------- ------------------ ------------------

Increase (decrease) in net assets resulting from operations          2,249,962        5,333,455           1,176,154

Changes from accumulation unit transactions                         13,329,404        1,819,817          (1,406,450)
                                                              ----------------- ------------------ ------------------

Total increase (decrease) in net assets                             15,579,366        7,153,272            (230,296)

Net assets at beginning of year                                     50,111,259       37,585,223          21,257,213
                                                              ----------------- ------------------ ------------------

Net assets at end of year                                         $ 65,690,625    $44,738,495          $21,026,917
                                                              ================= ================== ==================



                                             Separate Account VA-2L of
                                  Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                                           Year ended December 31, 1998


                                                                                Socially
     Quality              Small            Capital             Stock           Responsible        Growth and
       Bond                Cap           Appreciation       Index Fund            Fund              Income
   Sub-account         Sub-account       Sub-account        Sub-account        Sub-account       Sub-account
------------------- ------------------ ----------------- ------------------ ------------------ -----------------



  $   4,274,698        $     847,380     $  (1,557,577)    $    2,490,817      $  1,609,317        $  2,849,360
        525,863           11,570,695   19,922,208              11,278,570         2,813,333            4,834,113
     (1,966,478)         (23,355,836)  37,801,962              25,219,458         7,040,819           11,336,135
------------------- ------------------ ----------------- ------------------ ------------------ -----------------

      2,834,083          (10,937,761)  56,166,593              38,988,845        11,463,469           19,019,608

     15,677,722          (20,461,935)  53,467,371              40,451,181        12,467,511           (4,781,367)
------------------- ------------------ ----------------- ------------------ ------------------ -----------------

     18,511,805          (31,399,696)  109,633,964             79,440,026        23,930,980           14,238,241

     61,347,467          199,947,645   177,505,204            117,933,730        35,905,054          198,297,790
------------------- ------------------ ----------------- ------------------ ------------------ -----------------

  $79,859,272          $ 168,547,949   $287,139,168287,139,$68197,373,756      $ 59,836,034        $212,536,031
=================== ================== ================= ================== ================== =================


See accompanying notes.

                                             Separate Account VA-2L of
                                  Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                                           Year ended December 31, 1998




                                                               International    InternationalInternatDisciplined
                                                                   Equity             Value             Stock
                                                                Sub-account        Sub-account       Sub-account
                                                              ----------------- ------------------ ----------------

Increase (decrease) in net assets:
   Operations:
     Net investment income                                       $   (150,871)   $  1,030,861                 $(143,379)
     Realized gain on investment transactions                         685,545         607,912         3,146,901
     Unrealized appreciation (depreciation) of investments            177,915        (673,621)       10,667,924
                                                              ----------------- ------------------ ----------------

Increase (decrease) in net assets resulting from operations           712,589         965,152        13,671,446
Increase (decrease) in net assets resulting from operations

Changes from accumulation unit transactions                         4,768,717       3,793,037        42,254,185
                                                              ----------------- ------------------ ----------------

Total increase (decrease) in net assets                             5,481,306       4,758,189        55,925,631

Net assets at beginning of year                                    33,560,761      11,503,076        34,793,068
                                                              ----------------- ------------------ ----------------

Net assets at end of year                                        $ 39,042,067    $ 16,261,265                 $90,718,699
                                                              ================= ================== ================



                                             Separate Account VA-2L of
                                  Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                                           Year ended December 31, 1998


      Small            Limited Term
     Company              High                              Core                              TA VIF
      Stock              Income           Balanced          Value           Mid-Cap           Growth
    Sub-account        Sub-account      Sub-account       Sub-account     Sub-account      Sub-account
------------------- ------------------ --------------- ---------------- ---------------- -----------------



$   (210,936)        $  4,394,751      $   2,065,094   $        678     $     (14,276)   $     1,460,296
     854,546             (960,194)           224,759         (4,095)          (80,941)          (322,061)
  (2,793,046)          (5,156,021)         2,034,493         43,255           356,911          1,084,341
------------------- ------------------ --------------- ---------------- ---------------- -----------------

  (2,149,436)          (1,721,464)         4,324,346         39,838           261,694          2,222,576

   6,721,573           44,730,747         20,366,431        849,551         4,240,342         16,323,228
------------------- ------------------ --------------- ---------------- ---------------- -----------------

   4,572,137           43,009,283         24,690,777        889,389         4,502,036         18,545,804

  20,749,197           26,307,456          7,604,367              -                 -                  -
------------------- ------------------ --------------- ---------------- ---------------- -----------------

$ 25,321,334         $ 69,316,739      $  32,295,144   $    889,389     $   4,502,036    $    18,545,804
=================== ================== =============== ================ ================ =================


See accompanying notes.

                                             Separate Account VA-2L of
                                  Transamerica Occidental Life Insurance Company

                                        Statement of Changes in Net Assets

                                           Year ended December 31, 1997


                                                                                                         Zero
                                                                   Money             Managed            Coupon
                                                                   Market            Assets              2000
                                                                Sub-account        Sub-account        Sub-account
                                                              ----------------- ------------------ ------------------

Increase in net assets:
   Operations:
     Net investment income (loss)                                 $  1,741,713      $  (155,809)       $  1,082,603
     Realized gain (loss) on investment transactions                         -         (202,908)             35,106
     Unrealized appreciation (depreciation) of investments                   -        3,388,026              (6,228)
                                                              ----------------- ------------------ ------------------

Increase in net assets resulting from operations                     1,741,713        3,029,309           1,111,481

Changes from accumulation unit transactions                          4,225,058       20,158,011             460,083
                                                              ----------------- ------------------ ------------------

Total increase in net assets                                         5,966,771       23,187,320           1,571,564

Net assets at beginning of year                                     44,144,488       14,397,903          19,685,649
                                                              ----------------- ------------------ ------------------

Net assets at end of year                                         $ 50,111,259      $37,585,223        $ 21,257,213
                                                              ================= ================== ==================



                                             Separate Account VA-2L of
                                  Transamerica Occidental Life Insurance Company

                                  Statement of Changes in Net Assets (continued)

                                           Year ended December 31, 1997



     Quality             Small            Capital           Growth and        International          Stock
       Bond               Cap           Appreciation          Income             Equity           Index Fund
   Sub-account        Sub-account       Sub-account        Sub-account         Sub-account        Sub-account
------------------- ----------------- ----------------- ------------------- ------------------ ------------------



 $    2,920,535      $   9,003,792    $       (360,327)     $  13,620,352       $ 1,920,795        $  3,431,181
        126,456          7,851,059           7,299,736          5,008,940           851,741           4,486,732
        957,869          7,514,049          20,112,491          4,751,784        (1,206,438)         13,124,422
------------------- ----------------- ----------------- ------------------- ------------------ ------------------

      4,004,860         24,368,900          27,051,900         23,381,076         1,566,098          21,042,335

     13,886,928         14,733,974          70,544,573         28,437,984        10,873,817          42,498,940
------------------- ----------------- ----------------- ------------------- ------------------ ------------------

     17,891,788         39,102,874          97,596,473         51,819,060        12,439,915          63,541,275

     43,455,679        160,844,771          79,908,731        146,478,730        21,120,846          54,392,455
------------------- ----------------- ----------------- ------------------- ------------------ ------------------

$    61,347,467      $ 199,947,645    $    177,505,204      $ 198,297,790       $33,560,761        $117,933,730
=================== ================= ================= =================== ================== ==================


See accompanying notes.

                                             Separate Account VA-2L of
                                  Transamerica Occidental Life Insurance Company

                                  Statement of Changes in Net Assets (continued)

                                           Year ended December 31, 1997



                                                                   Socially
                                                                  Responsible      International         Disciplined
                                                                     Fund                Value                Stock
                                                                  Sub-account         Sub-account          Sub-account
                                                              -------------------- ------------------- --------------------

Increase in net assets:
   Operations:
     Net investment income                                        $   787,776       $    255,214                  $   1,580,849
     Realized gain on investment transactions                         746,963            155,929            641,361
     Unrealized appreciation (depreciation) of investments          3,880,151           (210,301)         2,140,092
                                                              -------------------- ------------------- --------------------


Increase in net assets resulting from operations                    5,414,890            200,842          4,362,302
Increase (decrease) in net assets resulting from operations

Changes from accumulation unit transactions                        15,451,216          8,937,137         23,143,704
                                                              -------------------- ------------------- --------------------

Total increase in net assets                                       20,866,106          9,137,979         27,506,006

Net assets at beginning of year                                    15,038,948          2,365,097          7,287,062
                                                              -------------------- ------------------- --------------------

Net assets at end of year                                         $35,905,054       $ 11,503,076                  $  34,793,068
                                                              ==================== =================== ====================


                                             Separate Account VA-2L of
                                  Transamerica Occidental Life Insurance Company

                                  Statement of Changes in Net Assets (continued)

                                           Year ended December 31, 1997


       Small             Limited Term
      Company               High
       Stock               Income           Balanced
     Sub-account        Sub-account       Sub-account
--------------------- ----------------- -----------------



$        241,711       $    821,650      $   317,787
         316,013             33,817           16,765
       1,191,352           (477,413)         (99,488)
--------------------- ----------------- -----------------


       1,749,076            378,054          235,064

      13,140,876         25,929,402        7,369,303
--------------------- ----------------- -----------------

      14,889,952         26,307,456        7,604,367

       5,859,245                  -                -
--------------------- ----------------- -----------------

$     20,749,197       $ 26,307,456      $ 7,604,367
===================== ================= =================


See accompanying notes.

                                             Separate Account VA-2L of
                                  Transamerica Occidental Life Insurance Company

                                           Notes to Financial Statements

                                                 December 31, 1998


1. Organization

Separate Account VA-2L of Transamerica Occidental Life Insurance Company ("Separate Account") was established by Transamerica Occidental Life Insurance Company ("Transamerica Life") as a separate account under the laws of the State of California on May 22, 1992. The Separate Account is registered with the Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 as a unit investment trust and is designed to provide annuity benefits pursuant to deferred annuity contracts ("Contract") issued by Transamerica Life. The Separate Account commenced operations when initial deposits were received on March 31, 1993.

In accordance with the terms of the Contract, all payments allocated to the Separate Account by contract owners must be allocated to purchase units of any or all of the Separate Account's eighteen sub-accounts, each of which invests exclusively in a specific corresponding mutual fund portfolio. The mutual fund portfolios consist of: sixteen Series in the Dreyfus Variable Investment Fund (Variable Fund), The Dreyfus Stock Index Fund (Stock Index Fund) and The Dreyfus Socially Responsible Growth Fund (Socially Responsible Fund) (together "the Funds"). The Variable Fund's sixteen series are: Money Market, Managed Assets, Zero Coupon 2000, Quality Bond, Small Cap, Capital Appreciation, Growth and Income, International Equity, International Value, Disciplined Stock, Small Company Stock, Limited Term High Income, Balanced, Core Value, MidCap, and TA VIF Growth. The Funds are open-end management investment companies registered under the Investment Company Act of 1940.

2. Significant Accounting Policies

The accompanying financial statements of the Separate Account have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known which could impact the amounts reported and disclosed herein. The accounting principles followed and the methods of applying those principles are presented below:

                                             Separate Account VA-2L of
                                  Transamerica Occidental Life Insurance Company

                                     Notes to Financial Statements (continued)




2. Significant Accounting Policies (continued)

Investment Valuation--Investments in the Funds' shares are carried at fair (net asset) value. Realized investment gains or losses on investments are determined on a specific identification basis which approximates average cost. Investment transactions are accounted for on the date the order to buy or sell is executed (trade date).

Investment Income--Investment income consists of dividend income (both ordinary and capital gains) and is recognized on the ex-dividend date. All distributions received are reinvested in the respective sub-accounts.

Federal Income Taxes--Operations of the Separate Account are part of, and will be taxed with, those of Transamerica Life, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current federal income tax law, income from assets maintained in the Separate Account for the exclusive benefit of participants is generally not subject to federal income tax.

3. Expenses and Charges

Mortality and expense risk charges are deducted from each sub-account of the Separate Account on a daily basis which is equal, on an annual basis, to 1.25% of the daily net asset value of the sub-account. This amount can never increase and is paid to Transamerica Life. An administrative expense charge is also deducted by Transamerica Life from each sub-account on a daily basis which is equal, on an annual basis, to .15% of the daily net asset value of the sub-account. This amount may change, but it is guaranteed not to exceed a maximum effective annual rate of .25%.

The following charges are deducted from a contract holder's account by Transamerica Life and not directly from the Separate Account. An annual contract fee is deducted at the end of each contract year prior to the annuity date. Currently, this charge is $30 (or 2% of the account value, if less). This charge may change but is guaranteed not to exceed $60 (or 2% of the account value, if less). After the annuity date this charge is referred to as the Annuity Fee. The Annuity Fee is $30. In the event that a contract holder withdraws all or a portion of the contract holder's account, a contingent deferred sales load
(CDSL) not exceeding 6% of premiums may be applied to the amount of the contract value withdrawn to cover certain expenses relating to the sale of contracts. The amount of the CDSL is based upon elapsed time since the premium was received and disappears after the seventh year. During 1998, CDSL amounted to $1,768,625.

                                             Separate Account VA-2L of
                                  Transamerica Occidental Life Insurance Company

                                     Notes to Financial Statements (continued)




4. Remuneration

The Separate Account pays no remuneration to directors, advisory boards or officers or such other persons who may from time to time perform services for the Separate Account.

5. Accumulation Units

The changes in accumulation units and amounts are as follows:

                                                                               Zero
                                         Money             Managed            Coupon           Quality            Small
                                         Market             Assets             2000              Bond              Cap
                                      Sub-account        Sub-account       Sub-account       Sub-account       Sub-account
                                   ------------------- ----------------- ----------------- ----------------- ----------------
Year ended December 31, 1998
Accumulation Units:
   Units sold                       70,696,490.525       431,512.064         91,321.144     1,019,962.867       234,681.638
   Units redeemed                   (9,761,252.122)     (155,113.771)      (158,857.779)     (416,437.579)     (213,727.639)
   Units transferred               (49,656,546.571)     (161,786.057)       (20,165.039)      406,700.691      (360,031.848)
                                 --------------------------------------------------------------------------------------------

Net increase (decrease)             11,278,691.832       114,612.236        (87,701.674)    1,010,225.979      (339,077.849)
                                 ============================================================================================

                                                                           Socially
                                        Capital            Stock          Responsible          Growth          International
                                     Appreciation        Index Fund          Fund            and Income            Equity
                                      Sub-account       Sub-account       Sub-account        Sub-account        Sub-account
                                   ------------------ ----------------- ---------------- -------------------- -----------------
Accumulation Units:
   Units sold                       1,308,881.635         819,174.264      342,022.489       1,425,664.086        267,800.374
   Units redeemed                    (391,074.330)       (227,663.429)    (104,201.019)       (864,288.213)      (119,005.108)
   Units transferred                  756,279.090         494,964.303      171,072.468        (770,865.832)       131,860.398
                                   ------------------ ----------------- ---------------- -------------------- -----------------

Net increase (decrease)             1,674,086.395       1,086,475.138      408,893.938        (209,489.959)       280,655.664
                                   ================== ================= ================ ==================== =================

                                                                              Small           Limited
                                     International        Disciplined        Company         Term High
                                         Value               Stock            Stock            Income           Balanced
                                      Sub-account         Sub-account      Sub-account      Sub-account       Sub-account
                                   ------------------- ------------------ --------------- ----------------- -----------------
Accumulation Units:
   Units sold                           236,093.978     1,684,646.132       519,717.268      3,892,661.610       940,995.080
   Units redeemed                       (74,812.187)     (157,107.679)      (90,325.699)      (259,363.171)      (59,307.949)
   Units transferred                    172,022.142       947,337.485        77,547.566        400,781.882       750,959.318
                                   ------------------- ----------------- ---------------- ----------------- ------------------

Net increase (decrease)                 333,303.933     2,474,875.938       506,939.135      4,034,080.321     1,632,646.449
                                   =================== ================= ================ ================= ==================


                                             Separate Account VA-2L of
                                  Transamerica Occidental Life Insurance Company

                                     Notes to Financial Statements (continued)


5. Accumulation Units (continued)



                                             Core                              TA VIF
                                            Value            Mid-Cap           Growth
                                         Sub-account       Sub-account       Sub-account
                                       ----------------- ----------------- ----------------
Accumulation Units:
   Units sold                                57,442.774     226,642.705        352,213.661
   Units redeemed                              (370.559)     (9,084.899)        (8,530.642)
   Units transferred                         38,687.306     249,735.027      1,290,371.888
                                       ----------------- ----------------- ----------------

Net increase (decrease)                      95,759.521     467,292.833      1,634,054.907
                                       ================= ================= ================

                                                                          Zero
                                          Money         Managed          Coupon          Quality           Small
                                         Market          Assets           2000            Bond              Cap
                                        Sub-account    Sub-account    Sub-account      Sub-account      Sub-account
                                      -------------- --------------- --------------- ---------------- ----------------
Year ended December 31, 1998 Amounts:
   Sales                              $  83,519,319  $   6,824,210   $   1,464,615   $  15,852,712    $ 14,214,475
   Redemptions                          (11,532,099)    (2,452,375)     (2,548,032)     (6,471,182)     (12,937,358)
   Transfers                            (58,657,816)    (2,552,018)       (323,033)      6,296,192      (21,739,052)
                                      -------------- --------------- --------------- ---------------- ----------------

Net increase (decrease)                $13,329,404   $   1,819,817   $ (1,406,450)   $  15,677,722    $(20,461,935)
                                      ============== =============== =============== ================ ================

                                                                         Socially
                                         Capital          Stock        Responsible        Growth       International
                                       Appreciation     Index Fund         Fund         and Income        Equity
                                       Sub-account     Sub-account     Sub-account     Sub-account      Sub-account
                                      --------------- --------------- --------------- --------------- ----------------
Amounts:
   Sales                              $  41,792,181   $  30,494,466     $10,419,964   $  32,732,420   $   4,556,299
   Redemptions                          (12,471,416)     (8,481,089)     (3,166,246)    (19,858,704)     (2,025,079)
   Transfers                             24,146,606      18,437,804       5,213,793     (17,655,083)      2,237,497
                                      --------------- --------------- --------------- --------------- ---------------

Net increase (decrease)               $  53,467,371   $  40,451,181     $12,467,511   $  (4,781,367)  $   4,768,717
                                      =============== =============== =============== =============== ===============












                                             Separate Account VA-2L of
                                  Transamerica Occidental Life Insurance Company

                                     Notes to Financial Statements (continued)




5. Accumulation Units (continued)

                                                                          Small       Limited Term
                                      International    Disciplined       Company          High
                                          Value           Stock           Stock          Income          Balanced
                                       Sub-Account     Sub-Account     Sub-Account     Sub-account     Sub-account
                                      --------------- --------------- -------------- ---------------- ---------------
Amounts:
   Sales                              $   2,692,071   $  28,776,566   $   6,890,558  $  43,168,005    $ 11,737,905
   Redemptions                             (851,803)     (2,690,995)     (1,196,161)    (2,876,293)       (740,519)
   Transfers                              1,952,769      16,168,614       1,027,176      4,439,035       9,369,045
                                      --------------- --------------- -------------- ---------------- ---------------

Net increase (decrease)               $   3,793,037   $  42,254,185   $   6,721,573  $  44,730,747    $ 20,366,431
                                      =============== =============== ============== ================ ===============




                                           Core                           TA VIF
                                          Value          Mid-Cap          Growth
                                       Sub-account     Sub-account     Sub-account
                                      --------------- --------------- ---------------
Amounts:
   Sales                               $     509,397    $2,058,199     $  3,518,372
   Redemptions                               (3,286)       (82,426)         (85,132)
   Transfers                                343,440      2,264,569       12,889,988
                                      --------------- --------------- ---------------

Net increase (decrease)                $               $4,240,342       $16,323,228
                                      849,551
                                      =============== =============== ===============



                                             Separate Account VA-2L of
                                  Transamerica Occidental Life Insurance Company

                                     Notes to Financial Statements (continued)




5. Accumulation Units (continued)


                                                                                Zero
                                            Money            Managed           Coupon           Quality           Small
                                            Market            Assets            2000             Bond              Cap
                                         Sub-account       Sub-account       Sub-account      Sub-account      Sub-account
                                       ----------------- ----------------- ---------------- ---------------- -----------------
Year ended December 31, 1997
Accumulation Units:
   Units sold                            83,712,800.356      896,854.738       134,531.514   1,149,685.619      407,361.656
   Units redeemed                        (5,029,007.362)     (72,572.707)      (86,744.492)   (249,610.219)    (154,203.877)
   Units transferred                    (75,005,896.573)     592,748.263       (17,090.696)     47,370.205      (35,035.547)
                                     -----------------------------------------------------------------------------------------

Net increase (decrease)                   3,677,896.421    1,417,030.294        30,696.326     947,445.605      218,122.232
                                     =========================================================================================

                                                                                                                 Socially
                                           Capital            Growth        International        Stock         Responsible
                                         Appreciation       and Income         Equity         Index Fund           Fund
                                         Sub-account       Sub-account       Sub-account      Sub-account      Sub-account
                                       ----------------- ----------------- ---------------- ---------------- -----------------
Accumulation Units:
   Units sold                              1,874,404.220    1,583,834.677      601,318.310      922,018.336      411,050.080
   Units redeemed                           (226,001.847)    (407,307.100)     (98,874.112)    (137,084.298)     (38,596.704)
   Units transferred                       1,133,610.872      (28,789.437)     193,390.826      542,022.150      254,680.367
                                       ----------------- ----------------- ---------------- ---------------- -----------------

Net increase (decrease)                    2,782,013.245    1,147,738.140      695,835.024    1,326,956.188      627,133.743
                                       ================= ================= ================ ================ =================

                                                                                Small          Limited
                                        International       Disciplined        Company        Term High
                                            Value              Stock            Stock           Income          Balanced
                                         Sub-account        Sub-account      Sub-account     Sub-account       Sub-account
                                       ----------------- ------------------ --------------- --------------- ------------------
Accumulation Units:
   Units sold                               554,443.908     981,075.667       659,601.527     1,631,738.279       413,663.428
   Units redeemed                           (25,039.540)    (22,227.511)      (25,277.506)      (15,858.442)       (2,376.140)
   Units transferred                        287,116.143     700,489.005       425,816.114       808,351.961       236,568.016
                                       ----------------- ----------------- --------------- ----------------- -----------------

Net increase (decrease)                     816,520.511   1,659,337.161     1,060,140.135     2,424,231.798       647,855.304
                                       ================= ================= =============== ================= =================


                                             Separate Account VA-2L of
                                  Transamerica Occidental Life Insurance Company

                                     Notes to Financial Statements (continued)




5. Accumulation Units (continued)


                                                                           Zero
                                           Money          Managed         Coupon         Quality          Small
                                           Market          Assets          2000            Bond            Cap
                                         Sub-account     Sub-account    Sub-account    Sub-account     Sub-account
                                       --------------- --------------- -------------- --------------- ---------------
Year ended December 31, 1997 Amounts:
   Sales                               $  96,675,164   $  12,637,211     $ 2,035,469  $  16,782,687     $25,822,848
   Redemptions                            (5,788,809)     (1,007,675)     (1,320,324)    (3,635,760)     (9,754,503)
   Transfers                             (86,661,297)      8,528,475        (255,062)       740,001      (1,334,371)
                                       --------------- --------------- -------------- --------------- ---------------

Net increase (decrease)                $   4,225,058   $  20,158,011     $   460,083  $  13,886,928     $14,733,974
                                       =============== =============== ============== =============== ===============

                                                                                                         Socially
                                          Capital          Growth      International      Stock        Responsible
                                        Appreciation     and Income       Equity        Index Fund         Fund
                                        Sub-account     Sub-account     Sub-account    Sub-account     Sub-account
                                       --------------- --------------- -------------- --------------- ---------------
Amounts:
   Sales                               $  48,079,038   $  39,388,244   $   9,381,825    $29,585,638     $10,234,085
   Redemptions                            (5,778,453)    (10,151,169)     (1,519,126)    (4,390,571)       (950,360)
   Transfers                              28,243,988        (799,091)      3,011,118     17,303,873       6,167,491
                                       --------------- --------------- -------------- --------------- ---------------

Net increase (decrease)                $  70,544,573   $  28,437,984   $  10,873,817    $42,498,940     $15,451,216
                                       =============== =============== ============== =============== ===============

                                                                           Small       Limited Term
                                        International    Disciplined      Company          High
                                            Value           Stock          Stock          Income         Balanced
                                         Sub-Account     Sub-Account    Sub-Account     Sub-account     Sub-account
                                       ---------------- -------------- -------------- ---------------- --------------
Amounts:
   Sales                                  $6,090,814    $  13,710,492  $   8,054,531    $17,489,564      $4,717,587
   Redemptions                              (278,170)        (316,317)      (300,972)      (167,003)        (27,523)
   Transfers                               3,124,493        9,749,529      5,387,317      8,606,841       2,679,239
                                       ---------------- -------------- -------------- ---------------- --------------

Net increase (decrease)                   $8,937,137    $  23,143,704  $  13,140,876    $25,929,402      $7,369,303
                                       ================ ============== ============== ================ ==============


                                             Separate Account VA-2L of
                                  Transamerica Occidental Life Insurance Company

                                     Notes to Financial Statements (continued)




6. Investment Transactions

The aggregate cost of purchases and the aggregate proceeds from the sales of investments for the year ended December 31, 1998 were:


                                                                             Zero
                                          Money           Managed           Coupon           Quality            Small
                                         Market            Assets            2000              Bond              Cap
                                       Sub-account      Sub-account       Sub-account      Sub-account       Sub-account
                                     ---------------- ----------------- ---------------- ----------------- ----------------

Aggregate purchases                    $177,685,348   $15,390,257           $6,651,326      $41,294,689       $46,473,117
                                     ================ ================= ================ ================= ================

Aggregate proceeds from sales          $162,325,478   $12,996,107           $7,122,364      $20,158,544       $54,024,721
                                     ================ ================= ================ ================= ================


                                                                           Socially
                                         Capital           Stock          Responsible         Growth        International
                                      Appreciation       Index Fund          Fund           and Income         Equity
                                       Sub-account      Sub-account       Sub-account      Sub-account       Sub-account
                                     ---------------- ----------------- ---------------- ----------------- ----------------

Aggregate purchases                     $96,442,222      $75,653,007      $24,125,647       $44,287,561       $14,539,760
                                     ================ ================= ================ ================= ================

Aggregate proceeds from sales           $42,316,920      $28,685,881     $  8,589,762       $45,495,261      $  7,278,476
                                     ================ ================= ================ ================= ================


                                      International     Disciplined       Small Company  Limited Term High
                                          Value            Stock              Stock      Income Sub-account   Balanced
                                       Sub-account      Sub-account       Sub-account                        Sub-account
                                     ---------------- ----------------- ---------------- ----------------- ----------------

Aggregate purchases                    $15,010,722      $57,027,868       $14,077,790      $72,292,531       $26,133,996
                                     ================ ================= ================ ================= ================

Aggregate proceeds from sales         $  9,555,716      $11,883,854      $  7,204,706      $20,525,525      $  2,805,680
                                     ================ ================= ================ ================= ================


                                          Core                              TA VIF
                                          Value           Mid-Cap           Growth
                                       Sub-account      Sub-account       Sub-account
                                     ---------------- ----------------- ----------------

Aggregate purchases                       $902,112       $4,652,971       $21,373,249
                                     ================ ================= ================

Aggregate proceeds from sales            $  52,026      $   375,160      $  3,540,331
                                     ================ ================= ================


Audited Consolidated Financial Statements



Transamerica Occidental Life Insurance Company and Subsidiaries


December 31, 1998

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

Audited Consolidated Financial Statements

December 31, 1998






Audited Consolidated Financial Statements

Report of Independent Auditors..................................  1
Consolidated Balance Sheet......................................  2
Consolidated Statement of Income................................  3
Consolidated Statement of Shareholder's Equity..................  4
Consolidated Statement of Cash Flows............................  5
Notes to Consolidated Financial Statements......................  6

                                                         -28-
04/21/99 3:12 PM






                                           REPORT OF INDEPENDENT AUDITORS



Board of Directors
Transamerica Occidental Life Insurance Company


We have audited the accompanying consolidated balance sheets of Transamerica Occidental Life Insurance Company and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Transamerica Occidental Life Insurance Company and subsidiaries at December 31, 1998 and 1997, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.




January 22, 1999


TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET


                                                                                       December 31
                                                                             1998                     1997
                                                                    ---------------------    -------------
                                                                                 (In thousands, except
                                                                                    for share data)
ASSETS

Investments:
   Fixed maturities available for sale                              $          28,997,454    $          29,231,998
   Equity securities available for sale                                           880,141                  791,221
   Mortgage loans on real estate                                                  789,959                  706,939
   Policy loans                                                                   455,481                  451,023
   Other long-term investments                                                    121,107                   89,426
   Short-term investments                                                       1,186,166                  324,672
                                                                    ---------------------    ---------------------
                                                                               32,430,308               31,595,279
Cash                                                                               87,125                   36,656
Accrued investment income                                                         449,289                  481,913
Other receivables                                                                 292,694                  294,542
Reinsurance recoverable on paid and unpaid losses                               1,172,022                  920,847
Deferred policy acquisitions costs                                              2,082,506                2,102,588
Other assets                                                                      342,129                  299,500
Separate account assets                                                         9,101,014                5,494,703
                                                                    ---------------------    ---------------------

                                                                    $          45,957,087    $          41,226,028
                                                                    =====================    =====================

LIABILITIES AND SHAREHOLDER'S EQUITY

Policy and contract liabilities:
   Policyholder contract deposits                                   $          24,077,627    $          24,061,811
   Reserves for future policy benefits                                          5,689,577                5,468,611
   Policy claims and other                                                        452,534                  557,822
                                                                    ---------------------    ---------------------
                                                                               30,219,738               30,088,244

Income tax liabilities                                                            992,667                  814,088
Accounts payable and other liabilities                                            843,988                  482,716
Separate account liabilities                                                    9,101,014                5,494,703
                                                                    ---------------------    ---------------------
                                                                               41,157,407               36,879,751
Shareholder's equity:
   Common stock ($12.50 par value):
     Authorized--4,000,000 shares
     Issued and outstanding--2,206,933 shares                                      27,587                   27,587
   Additional paid-in capital                                                     374,968                  422,342
   Retained earnings                                                            3,175,020                2,738,151
   Foreign currency translation adjustments                                       (49,168)                 (33,440)
   Net unrealized investment gains                                              1,271,273                1,191,637
                                                                    ---------------------    ---------------------
                                                                                4,799,680                4,346,277
                                                                    ---------------------    ---------------------

                                                                    $          45,957,087    $          41,226,028
                                                                    =====================    =====================

See notes to consolidated financial statements.


TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INCOME




                                                                                 Year Ended December 31
                                                                        1998             1997             1996
                                                                  ---------------  ---------------  ----------
                                                                                     (In thousands)

Revenues:
   Premiums and other considerations                              $     1,804,896  $     1,777,371  $     1,641,985
   Net investment income                                                2,243,321        2,165,565        2,077,232
   Net realized investment gains                                          277,654           40,263           17,471
                                                                  ---------------  ---------------  ---------------
             TOTAL REVENUES                                             4,325,871        3,983,199        3,736,688


Benefits:
   Benefits paid or provided                                            2,782,127        2,727,064        2,558,792
   Increase in policy reserves and liabilities                             70,221           59,246           57,968
                                                                  ---------------  ---------------  ---------------
                                                                        2,852,348        2,786,310        2,616,760

Expenses:
   Amortization of deferred policy acquisition costs                      269,261          265,264          235,180
   Salaries and salary related expenses                                   166,832          165,768          158,699
   Other expenses                                                         264,198          284,220          224,084
                                                                  ---------------  ---------------  ---------------
                                                                          700,291          715,252          617,963
                                                                  ---------------  ---------------  ---------------
                                 TOTAL BENEFITS AND EXPENSES            3,552,639        3,501,562        3,234,723
                                                                  ---------------  ---------------  ---------------

             INCOME BEFORE INCOME TAXES                                   773,232          481,637          501,965

Provision for income taxes                                                256,363          149,581          164,685
                                                                  ---------------  ---------------  ---------------

                                                  NET INCOME      $       516,869  $       332,056  $       337,280
                                                                  ===============  ===============  ===============



See notes to consolidated financial statements.



TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY

                                                                                                                              Net
                                                                                                                Foreign   Unrealized
                                                          Additional                                   Currency           Investment
                             Common Stock                 Paid-in       Comprehensive      Retained    Translation           Gains
                                 Shares         Amount       Capital       Income          Earnings       Adjustments      (Losses)
                                                       (In thousands, except for share data)

Balance at January 1, 1996          2,206,933    $   27,587   $   333,578                  $   2,171,412    $   (23,618)  $ 938,932
Comprehensive income
   Net income                                                              $     337,280         337,280
Other comprehensive income,
   net of tax:
     Unrealized losses from
       investments marked to
       fair value                                                               (377,804)                                 (377,804)
     Reclassification adjustment
       for (gains) included in
       net income                                                                (11,356)                                 (11,356)
     Foreign currency
       translation adjustment                                                       (854)                          (854)
                                                                           -------------
Comprehensive loss                                                         $     (52,734)
                                                                           =============
   Capital contributions from
     parent                                                         2,041
   Dividends declared                                                                            (41,286)

Balance at December 31,
   1996                             2,206,933        27,587       335,619                      2,467,406        (24,472) 549,772
Comprehensive income
   Net income                                                              $     332,056         332,056
Other comprehensive income,
   net of tax:
     Unrealized gains from
       investments marked
       to fair value                                                             668,036                                 668,036
     Reclassification adjustment
       for (gains) included in
       net income                                                                (26,171)                                (26,171)
     Foreign currency
       translation adjustment                                                     (8,968)                        (8,968)
                                                                           -------------
Comprehensive income                                                       $     964,953
                                                                           =============
   Capital transactions with
     parent                                                        86,723
   Dividends declared                                                                            (61,311)

Balance at December 31,
   1997                             2,206,933        27,587       422,342                      2,738,151        (33,440)  1,191,637
Comprehensive income
   Net income                                                              $     516,869         516,869
Other comprehensive income,
   net of tax:
     Unrealized gains (losses)
       from investments
       marked to fair value                                       (47,374)       260,111                               260,111
     Reclassification adjustment
       for (gains) included in
       net income                                                               (180,475)                            (180,475)
     Foreign currency
       translation adjustment                                                    (15,728)                       (15,728)
                                                                           -------------                    -----------
Comprehensive income                                                       $     580,777
                                                                           =============
   Dividends declared                                                                            (80,000)

Balance at December 31,
   1998                             2,206,933    $   27,587   $   374,968               $   3,175,020    $   (49,168)  $  1,271,273
                                 ============    ==========   ===========               =============    ============  ============

See notes to consolidated financial statements.



TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS


                                                                                     Year Ended December 31
                                                                           1998               1997               1996
                                                                     ---------------    ----------------   ----------
                                                                                        (In thousands)
OPERATING ACTIVITIES
   Net income                                                        $       516,869    $       332,056    $       337,280
   Adjustments to reconcile net income to net cash
     provided by operating activities:
       Changes in:
         Reinsurance recoverable                                            (251,175)           (91,194)           (73,328)
         Accounts receivable                                                 130,229            (15,983)          (159,309)
         Policy liabilities                                                  989,989          1,102,246            949,108
         Other assets, accounts payable and other
           liabilities, and income taxes                                     530,661            (89,954)           (32,662)
       Policy acquisition costs deferred                                    (512,599)          (467,730)          (388,003)
       Amortization of deferred policy acquisition costs                     427,203            256,303            268,770
       Net realized gains on investment transactions                        (435,596)           (31,302)           (51,061)
       Other                                                                 (73,788)           (64,651)           (15,758)
                                                                     ----------------   ----------------   ---------------

                                            NET CASH PROVIDED BY
                                            OPERATING ACTIVITIES           1,321,793            929,791            835,037


INVESTMENT ACTIVITIES
   Purchases of fixed and equity securities                               (6,040,371)        (9,825,763)        (7,362,635)
   Purchases of other investments                                           (244,907)          (127,437)          (334,895)
   Sales of fixed and equity securities                                    6,317,188          8,193,409          5,064,780
   Sales of other investments                                                128,315            129,671            175,001
   Maturities of securities                                                  489,280            559,361            506,941
   Net change in short-term investments                                     (861,494)          (188,946)            75,774
   Other                                                                     (40,665)           (53,478)           (21,358)
                                                                     ----------------   ----------------   ---------------

                                                NET CASH USED IN
                                            INVESTING ACTIVITIES            (252,654)        (1,313,183)        (1,896,392)


FINANCING ACTIVITIES
   Additions to policyholder contract deposits                             9,538,924          6,851,644          6,260,653
   Withdrawals from policyholder contract deposits                       (10,477,594)        (6,411,213)        (5,173,419)
   Capital contributions from parent                                               -              3,800                  -
   Dividends paid to parent                                                  (80,000)           (60,000)           (40,000)
                                                                     ----------------   ----------------   ----------------

                                            NET CASH PROVIDED BY
                                  (USED IN) FINANCING ACTIVITIES          (1,018,670)           384,231          1,047,234
                                                                     ----------------   ---------------    ---------------

                                     INCREASE (DECREASE) IN CASH              50,469                839            (14,121)

Cash at beginning of year                                                     36,656             35,817             49,938
                                                                     ---------------    ---------------    ---------------

                                             CASH AT END OF YEAR     $        87,125    $        36,656    $        35,817
                                                                     ===============    ===============    ===============


See notes to consolidated financial statements.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 1998


NOTE A--SIGNIFICANT ACCOUNTING POLICIES

Business: Transamerica Occidental Life Insurance Company ("TOLIC") and its subsidiaries (collectively, the "Company"), engage in providing life insurance, pension and annuity products, reinsurance, structured settlements and investments, which are distributed through a network of independent and company-affiliated agents and independent brokers. The Company's customers are primarily in the United States and Canada. TOLIC is a wholly owned subsidiary of Transamerica Insurance Corporation of California, which is a wholly owned subsidiary of Transamerica Corporation.

Basis of Presentation: The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles which differ from statutory accounting practices prescribed or permitted by regulatory authorities.

Reclassification: Certain prior year amounts have been reclassified to conform with current year presentation.

Use of Estimates: Certain amounts reported in the accompanying consolidated financial statements are based on management's best estimates and judgment. Actual results could differ from those estimates.

New Accounting Standards: In 1997, the Financial Accounting Standards Board issued a new standard on reporting comprehensive income, which establishes standards for reporting and displaying comprehensive income and its components in the financial statements. This standard is effective for 1998; 1997 and 1996 have been reclassified to reflect the 1998 presentation. Application of this statement did not change recognition or measurement of net income and, therefore, did not impact the Company's consolidated results of operations or financial position.

In 1998, the Financial Accounting Standards Board issued a new standard on accounting for derivative instruments and hedging activities. This standard is effective for all quarters of fiscal years beginning after June 15, 1999 (effective for year 2000 for the Company). Application of the statement is not expected to have a material impact on TOLIC's combined financial position or results of operations.

Principles of Consolidation: The consolidated financial statements of the Company include the accounts of TOLIC and its subsidiaries, all of which operate primarily in the life insurance industry. TOLIC is a wholly owned subsidiary of Transamerica Insurance Corporation of California, which is a wholly owned subsidiary of Transamerica Corporation. All significant intercompany balances and transactions have been eliminated in consolidation.

Investments:  Investments are reported on the following bases:

       Fixed maturities--All debt securities, including redeemable preferred stocks, are classified as available for sale and carried at fair value. The Company does not carry any debt securities principally for the purpose of trading. Prepayments are considered in establishing amortization periods for premiums and discounts and amortized cost is further adjusted for other-than-temporary fair value declines. Derivative instruments are also reported as a component of fixed maturities and are carried at fair value if designated as hedges of securities available for sale or at amortized cost if designated as hedges of liabilities. See Note L - Financial Instruments.

       Equity securities available for sale (common and nonredeemable preferred stocks)--at fair value. The Company does not carry any equity securities principally for the purpose of trading.

       Mortgage  loans  on  real  estate--at   unpaid  balances,   adjusted  for
       amortization  of  premium  or  discount,   less  allowance  for  possible
       impairment.

       Policy loans--at unpaid balances.

       Other  long-term   investments--at  cost,  less  allowance  for  possible
impairment.

       Short-term investments--at cost, which approximates fair value.

Realized gains and losses on disposal of investments are determined generally on a specific identification basis. The Company reports realized gains and losses on investment transactions in the accompanying consolidated statement of income, net of the amortization of deferred policy acquisition costs when such amortization results from the realization of gains or losses other than as originally anticipated on the sale of investments associated with interest-sensitive products. Changes in fair values of fixed maturities available for sale and equity securities available for sale are included in net unrealized investment gains or losses after adjustment of deferred policy acquisition costs and reserves for future policy benefits, net of deferred income taxes, as a separate component of shareholder's equity and, accordingly, have no effect on net income.

Deferred Policy Acquisition Costs (DPAC): Certain costs of acquiring new and renewal insurance contracts, principally commissions, medical examination and inspection report fees, and certain variable underwriting, issue and field office expenses, all of which vary with and are primarily related to the production of such business, have been deferred. DPAC for non-traditional life and investment-type products are amortized over the life of the related policies in relation to estimated future gross profits. DPAC for traditional life insurance products are amortized over the premium-paying period of the related policies in proportion to premium revenue recognized, using principally the same assumptions used for computing future policy benefit reserves. DPAC related to non-traditional and investment type products is adjusted as if unrealized gains or losses on securities available for sale were realized. Changes in such adjustments are included in net unrealized investment gains or losses on an after tax basis as a separate component of shareholder's equity and, accordingly, have no effect on net income.

Separate Accounts: The Company administers segregated asset accounts for certain holders of universal life policies, variable annuity contracts, and other pension deposit contracts. The assets held in these Separate Accounts are invested primarily in fixed maturities, equity securities, other marketable securities, and short-term investments. The Separate Account assets are stated at fair value and are not subject to liabilities arising out of any other business the Company may conduct. Substantially all investment risks associated with fair value changes are borne by the contract holders. Accordingly, investment income and realized gains and losses attributable to Separate Accounts are not reported in the Company's results of operations.

Policyholder Contract Deposits: Non-traditional life insurance products include universal life and other interest-sensitive life insurance policies. Investment-type products include single and flexible premium deferred annuities, single premium immediate annuities, guaranteed investment contracts, funding agreements, and other deposit contracts that do not have mortality or morbidity risk. Policyholder contract deposits on non-traditional life insurance and investment-type products represent premiums received plus accumulated interest, less mortality charges on universal life products and other administration charges as applicable under the contract. Interest credited to these policies ranged from 2.8% to 13.5% in 1998, 3.0% to 9.7% in 1997 and 2.6% to 9.8% in
1996.

Reserves for Future Policy Benefits: Traditional life insurance products primarily include those contracts with fixed and guaranteed premiums and benefits and consist principally of whole life and term insurance policies, limited-payment life insurance policies and certain annuities with life contingencies. The reserve for future policy benefits for traditional life insurance products has been provided on a net-level premium method based upon estimated investment yields, withdrawals, mortality, and other assumptions which were appropriate at the time the policies were issued. Such estimates are based upon past experience with a margin for adverse deviation. Interest assumptions range from 2.25% to 12.0%. Reserves for future policy benefits are evaluated as if unrealized gains or losses on securities available for sale were realized and adjusted for any resultant premium deficiencies. Changes in such adjustments are included in net unrealized investment gains or losses on an after tax basis as a separate component of shareholder's equity and, accordingly, have no effect on net income.

Foreign Currency Translation: The effect of changes in exchange rates in translating the foreign subsidiary's financial statements is accumulated as a separate component of shareholder's equity, net of applicable income taxes. Aggregate transaction adjustments included in income were not significant for 1998, 1997 or 1996.

Recognition of Revenue and Costs: Traditional life insurance contract premiums are recognized as revenue over the premium-paying period, with reserves for future policy benefits established from such premiums.

Revenues for universal life and investment products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees, and surrender charges assessed against policyholder account balances during the period. Expenses related to these products consist of interest credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances.

Claim reserves include provisions for reported claims and claims incurred but not reported.

Reinsurance: Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Yearly renewable term reinsurance is accounted for the same as direct business. The revenue as well as the receivables and payables under certain modified coinsurance arrangements are presented on a net basis to the extent that such receivables and payables are with the same ceding company. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. The ceded amounts related to policy liabilities have been reported as an asset.

Income Taxes: TOLIC and its domestic subsidiaries are included in the consolidated federal income tax returns filed by Transamerica Corporation, which by the terms of a tax sharing agreement generally requires TOLIC to accrue and settle income tax obligations in amounts that would result if TOLIC filed separate tax returns with federal taxing authorities.

Deferred income taxes arise from temporary differences between the bases of assets and liabilities for financial reporting purposes and income tax purposes, based on enacted tax rates in effect for the years in which the temporary differences are expected to reverse.

Fair Values of Financial Instruments: Fair values for debt securities are based on quoted market prices, where available. For debt securities not actively traded and private placements, fair values are estimated using values obtained from independent pricing services. Fair values for derivative instruments, including off-balance-sheet instruments, are estimated using values obtained from independent pricing services.

Fair values for equity securities are based on quoted market prices.

Fair values for mortgage loans on real estate and policy loans are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for calculation purposes.

The carrying amounts of short-term investments, cash, and accrued investment income approximate their fair value.

Fair values for liabilities under investment-type contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered by similar contracts with maturates consistent with those remaining for the contracts being valued. The liabilities under investment-type contracts are included in policyholder contract deposits in the accompanying consolidated balance sheet.

NOTE B--INVESTMENTS

The cost and fair value of fixed maturities available for sale and equity securities are as follows (in thousands):

                                                                         Gross             Gross
                                                                      Unrealized        Unrealized            Fair
                                                       Cost              Gain              Loss               Value
December 31, 1998

   U.S. Treasury securities and
     obligations of U.S. government
     corporations and agencies                   $        297,609  $        112,717  $             34   $        410,292
   Obligations of states and political
     subdivisions                                         235,529            23,292                 -            258,821
   Foreign governments                                     62,000             7,417                 -             69,417
   Corporate securities                                18,901,026         1,692,527           153,029         20,440,524
   Public utilities                                     3,949,600           426,218             2,255          4,373,563
   Mortgage-backed securities                           2,988,703           304,073             3,238          3,289,538
   Redeemable preferred stocks                            148,783            15,519             9,003            155,299
                                                 ----------------  ----------------  ----------------   ----------------

                      Total fixed maturities     $     26,583,250  $      2,581,763  $        167,559   $     28,997,454
                                                 ================  ================  ================   ================

   Equity securities                             $        313,490  $        578,708  $         12,057   $        880,141
                                                 ================  ================  ================   ================

December 31, 1997

   U.S. Treasury securities and
     obligations of U.S. government
     corporations and agencies                   $        273,949  $         78,390  $              -   $        352,339
   Obligations of states and political
     subdivisions                                         219,391            16,765                31            236,125
   Foreign governments                                     81,425             6,996                 2             88,419
   Corporate securities                                18,596,027         1,438,385            57,729         19,976,683
   Public utilities                                     4,017,154           340,580               811          4,356,923
   Mortgage-backed securities                           3,795,464           342,805             1,977          4,136,292
   Redeemable preferred stocks                             69,773            24,326             8,882             85,217
                                                 ----------------  ----------------  ----------------   ----------------

                      Total fixed maturities     $     27,053,183  $      2,248,247  $         69,432   $     29,231,998
                                                 ================  ================  ================   ================

   Equity securities                             $        309,637  $        488,322  $          6,738   $        791,221
                                                 ================  ================  ================   ================


The cost and fair value of fixed maturities available for sale at December 31, 1998, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities  because  borrowers may have the right to call or prepay  obligations with or without call or prepayment penalties (in thousands):
                                                                                             Fair
                                                                          Cost               Value
     Maturity

     Due in 1999                                                    $        736,903   $        776,522
     Due in 2000-2003                                                      3,440,803          3,602,491
     Due in 2004-2008                                                      5,852,742          6,235,162
     Due after 2008                                                       13,415,316         14,938,442
                                                                    ----------------   ----------------
                                                                          23,445,764         25,552,617
     Mortgage-backed securities                                            2,988,703          3,289,538
     Redeemable preferred stock                                              148,783            155,299
                                                                    ----------------   ----------------

                                                                    $     26,583,250   $     28,997,454
                                                                    ================   ================

As of December 31, 1997, the Company held a total investment in one issuer, other than the United States Government or a United States Government agency or authority, which exceeded 10% of total shareholder's equity as follows (in thousands):

  Name of Issuer                                Carrying Value

  Hill Street Funding LP                     $          989,283

The carrying value of those assets that were on deposit with public officials in compliance with regulatory requirements was $21.4 million and $21.7 million at December 31, 1998 and 1997, respectively.


Net investment income by major investment category is summarized as follows (in thousands):

                                                              1998               1997              1996
                                                        ----------------   ----------------  ----------

     Fixed maturities                                   $      2,138,442   $      2,096,543  $      2,005,764
     Equity securities                                            11,153              5,339             5,458
     Mortgage loans on real estate                                65,350             62,877            58,165
     Real estate                                                   9,344             10,886            12,821
     Policy loans                                                 27,408             28,080            27,012
     Other long-term investments                                  16,365                511               978
     Short-term investments                                       25,401             12,770            10,616
                                                        ----------------   ----------------  ----------------
                                                               2,293,463          2,217,006         2,120,814
     Investment expenses                                         (50,142)           (51,441)          (43,582)
                                                        -----------------  ----------------- ----------------

                                                        $      2,243,321   $      2,165,565  $      2,077,232
                                                        ================   ================  ================

Significant  components of net realized investment gains (losses) are as follows
(in thousands):

                                                              1998               1997              1996
                                                        ----------------   ----------------  ----------

     Net gains (losses) on disposition of investments in:
          Fixed maturities                              $         74,887   $        (14,482) $         40,967
          Equity securities                                      402,542             59,834            15,750
          Other                                                    5,958              3,459             3,424
                                                        ----------------   ----------------  ----------------
                                                                 483,387             48,811            60,141
     Provision for impairment                                    (47,791)           (17,509)           (9,080)
     Accelerated amortization of DPAC                           (157,942)             8,961           (33,590)
                                                        -----------------  ----------------  ----------------

                                                        $        277,654   $         40,263  $         17,471
                                                        ================   ================  ================

The components of net gains (losses) on disposition of investment in fixed maturities are as follows (in thousands):
                                                              1998               1997              1996

     Gross gains                                        $         89,655   $         82,452  $         74,817
     Gross losses                                                (14,768)           (96,934)          (33,850)
                                                        -----------------  ----------------  ----------------

                                                        $         74,887   $        (14,482) $         40,967
                                                        ================   ================= ================

Proceeds from disposition of investment in fixed maturities available for sale were $5,702.4 million in 1998, $7,896.5 million in 1997 and $4,969.2 million in 1996.


The costs of certain  investments have been reduced by the following  allowances for impairment in value (in thousands):
                                                                               December 31
                                                                         1998               1997
                                                                  ----------------   -----------

     Fixed maturities                                             $         70,123   $         64,168
     Mortgage loans on real estate                                          24,697             24,508
     Real estate                                                               665              5,854
     Other long-term investments                                             5,737              5,900
                                                                  ----------------   ----------------

                                                                  $        101,222   $        100,430
                                                                  ================   ================

The  components  of  net  unrealized   investment   gains  in  the  accompanying
consolidated balance sheet are as follows (in thousands):
                                                                               December 31
                                                                         1998              1997
                                                                  ----------------   ----------
     Unrealized gains on investment in:
        Fixed maturities                                          $      2,414,204   $      2,178,815
        Equity securities                                                  566,651            481,584
                                                                  ----------------   ----------------
                                                                         2,980,855          2,660,399
     Fair value adjustments to:
        DPAC                                                              (633,795)          (546,111)
        Reserves for future policy benefits                               (377,000)          (281,000)
        Reserves for guaranteed index fund                                 (14,255)                 -
                                                                  -----------------  ----------------
                                                                        (1,025,050)          (827,111)
     Related deferred taxes                                               (684,532)          (641,651)
                                                                  -----------------  ----------------

                                                                  $      1,271,273   $      1,191,637
                                                                  ================   ================


NOTE C--DEFERRED POLICY ACQUISITION COSTS (DPAC)

Significant components of changes in DPAC are as follows (in thousands):

                                                                 1998               1997              1996
                                                          -----------------  ----------------  -----------

     Balance at beginning of year                         $      2,102,588   $      2,138,203  $      1,974,211

        Amounts deferred:
          Commissions                                              398,578            352,300           290,512
          Other                                                    114,021            115,431            97,491
        Amortization attributed to:
          Net gain on disposition of investments                  (157,942)             8,961           (33,590)
          Operating income                                        (269,261)          (265,264)         (235,180)
        Fair value adjustment                                      (87,684)          (239,509)           48,969
        Foreign currency translation adjustment                    (17,794)            (7,534)           (4,210)
                                                          -----------------  ----------------- ----------------

     Balance at end of year                               $      2,082,506   $      2,102,588  $      2,138,203
                                                          ================   ================  ================


NOTE D--POLICY AND CONTRACT LIABILITIES

Components of policyholder contract deposits are as follows (in thousands):

                                                                                 December 31
                                                                           1998               1997
                                                                    ----------------   -----------


     Liabilities for investment-type products:
        Guaranteed investment contracts and
          funding agreements                                        $      7,444,192   $      7,766,601
        Annuity contracts                                                 11,034,394         11,531,365
     Liabilities for non-traditional life insurance
        products                                                          5,599,041          4,763,845
                                                                    ---------------    ---------------

                                                                    $    24,077,627    $    24,061,811
                                                                    ===============    ===============

Obligations under guaranteed investment contracts and funding agreements are recorded as liabilities at the face value of the agreement, adjusted for draws paid and interest credited to the account.

Reserves for future policy benefits were evaluated as if the unrealized gains on securities available for sale had been realized and adjusted for resultant premium deficiencies by $377 million as of December 31, 1998, $281 million as of December 31, 1997, and $195 million as of December 31, 1996.

NOTE E--COMPREHENSIVE INCOME

The components of comprehensive income in the statement of shareholder's equity are shown net of the following tax provision (benefit) (in thousands):

                                                                              December 31
                                                              1998               1997                1996
                                                       ----------------   ----------------    -----------

Unrealized investment gains (losses)                   $        140,060   $        359,712    $       (203,433)
Reclassification adjustment for (gains) included in
  net income                                                    (97,179)           (14,092)             (6,115)
Foreign currency transaction adjustments                         (8,469)            (4,829)               (460)
                                                       -----------------  -----------------   -----------------

Income tax effect on comprehensive income              $         34,412   $        340,791    $       (210,008)
                                                       ================   ================    =================


NOTE F--INCOME TAXES

Components of income tax liabilities are as follows (in thousands):

                                                                                 December 31
                                                                           1998               1997
                                                                    ----------------   -----------

     Current tax liabilities                                        $         64,412   $         44,510
     Deferred tax liabilities                                                928,255            769,578
                                                                    ----------------   ----------------

                                                                    $        992,667   $        814,088
                                                                    ================   ================






NOTE F--INCOME TAXES (Continued)

Significant components of deferred tax liabilities (assets) are as follows (in thousands):

                                                                                 December 31
                                                                           1998                1997
                                                                    ----------------    -----------

     Deferred policy acquisition costs                              $        802,953    $      783,624
     Unrealized investment gains                                             684,532           641,651
                                                                    ----------------    --------------
        Total deferred tax liabilities                                     1,487,485         1,425,275

     Life insurance policy liabilities                                      (517,130)         (613,874)
     Provision for impairment of investments                                 (35,428)          (35,151)
     Other-net                                                                (6,672)           (6,672)
                                                                    ----------------    --------------
        Total deferred tax assets                                           (559,230)         (655,697)
                                                                    ----------------    --------------

                                                                    $        928,255    $      769,578
                                                                    ================    ==============

The Company offsets all deferred tax assets and liabilities and presents them in a single amount in the consolidated balance sheet.

Components of provision for income taxes are as follows (in thousands):

                                                                 1998               1997              1996
                                                          -----------------  ----------------  -----------

     Current tax expense                                  $        132,398   $        122,201  $        99,692
     Deferred tax expense:
        Domestic                                                   112,139             14,731           55,261
        Foreign                                                     11,826             12,649            9,732
                                                          ----------------   ----------------  ---------------

                                                          $        256,363   $        149,581  $       164,685
                                                          ================   ================  ===============







NOTE F--INCOME TAXES (Continued)

The differences between federal income taxes computed at the statutory rate and the provision for income taxes as reported are as follows (in thousands):

                                                                     1998              1997               1996
                                                              ----------------  ----------------   -----------

     Income before income taxes:
       Income from U.S. operations                            $       724,702   $       430,449    $       474,160
       Income from foreign operations                                  48,530            51,189             27,805
                                                              ---------------   ---------------    ---------------
                                                                      773,232           481,638            501,965
     Tax rate                                                              35%               35%                35%
                                                              ----------------  ---------------    ---------------
     Federal income taxes at statutory rate                           270,631           168,573            175,688
     Income not subject to tax                                         (1,949)           (3,284)            (2,262)
     Low income housing credits                                       (17,604)          (10,156)            (8,175)
     Other, net                                                         5,285            (5,552)              (566)
                                                              ---------------   ---------------    ---------------

                                                              $       256,363   $       149,581    $       164,685
                                                              ===============   ===============    ===============


Income not subject to tax represents permanent differences between financial statements and tax income and is composed principally of dividends on common stock for which a dividend received deduction is taken for federal income tax purposes. Low income housing credits are recognized over the productive life of acquired assets. In 1998, the Company recognized a $3.3 million tax expense, included in other differences, related to an unfavorable settlement of prior year tax matters.

Under the Life Insurance Company Income Tax Act of 1959, a portion of "gain from operations" was not subject to current income taxation but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The balance in this account was frozen at December 31, 1983 pursuant to the Deficit Reduction Act of 1984. This amount becomes subject to tax when it exceeds a certain maximum or when cash dividends are paid therefrom. The policyholders' surplus account balance at December 31, 1998 was $138 million. At December 31, 1998, $2,305 million was available for payment of dividends without such tax consequences. No income taxes have been provided on the policyholders' surplus account since the conditions that would cause such taxes are remote.

Income taxes of $107.3 million, $58.5 million and $149.1 million were paid principally to the Company's parent in 1998, 1997 and 1996, respectively.


NOTE G--REINSURANCE

The Company is involved in both the cession and assumption of reinsurance with other companies. Risks are reinsured with other companies to permit the recovery of a portion of the direct losses; however, the Company remains liable to the extent the reinsuring companies do not meet their obligations under these reinsurance agreements.


The components of the Company's life insurance in force and premiums and other considerations are summarized as follows (in thousands):

                                                              Ceded to              Assumed
                                         Direct                 Other             from Other               Net
                                         Amount               Companies            Companies             Amount
1998
   Life insurance in force,
     at end of year               $        232,996,314  $       315,629,686  $       307,192,042  $       224,558,670
                                  ====================  ===================  ===================  ===================

   Premiums and other
     considerations               $          1,465,483  $         1,196,972  $         1,536,385  $         1,804,896
                                  ====================  ===================  ===================  ===================

   Benefits paid or
     provided                     $          2,392,139  $         1,243,706  $         1,633,694  $         2,782,127
                                  ====================  ===================  ===================  ===================

1997
   Life insurance in force,
     at end of year               $        241,379,957  $       207,533,095  $       225,685,653  $       259,532,515
                                  ====================  ===================  ===================  ===================

   Premiums and other
     considerations               $          1,854,918  $         1,116,613  $         1,039,066  $         1,777,371
                                  ====================  ===================  ===================  ===================

   Benefits paid or
     provided                     $          2,287,025  $           940,461  $         1,380,500  $         2,727,064
                                  ====================  ===================  ===================  ===================

1996
   Life insurance in force,
     at end of year               $        220,162,932  $       195,158,214  $       201,560,322  $       226,565,040
                                  ====================  ===================  ===================  ===================

   Premiums and other
     considerations               $          1,702,975  $         1,033,201  $           972,211  $         1,641,985
                                  ====================  ===================  ===================  ===================

   Benefits paid or
     provided                     $          2,292,822  $         1,344,790  $         1,610,760  $         2,558,792
                                  ====================  ===================  ===================  ===================



NOTE H--PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS

Substantially all employees of the Company are covered by noncontributory defined pension benefit plans sponsored by the Company and the Retirement Plan for Salaried Employees of Transamerica Corporation and Affiliates. Pension benefits are based on the employee's compensation during the highest paid 60 consecutive months during the 120 months before retirement. Annual contributions to the plans generally include a provision for current service costs plus amortization of prior service costs over periods ranging from 10 to 30 years. Assets of the plans are invested principally in publicly traded stocks and bonds.

The Company's total pension benefits recognized for all plans were $9.1 million in 1998, $5.4 million in 1997 and $3.1 million in 1996, of which $9.1 million in 1998, $6.1 million in 1997 and $3.7 million in 1996, respectively, related to the plan sponsored by Transamerica Corporation. The plans sponsored by the Company are not material to the consolidated financial position of the Company.

The Company also participates in various contributory defined benefit programs sponsored by Transamerica Corporation that provide medical and certain other benefits to eligible retirees. Postretirement benefit costs charged to income were not significant in 1998, 1997 and 1996.


NOTE I--RELATED PARTY TRANSACTIONS

The Company has various transactions with Transamerica Corporation and certain of its other subsidiaries in the normal course of operations. These transactions include loans and advances, a fixed maturity investment in a special purpose subsidiary of Transamerica, investments in a money market fund managed by an affiliated company, rental of space, and other specialized services, including administration of pension funds. At December 31, 1998, pension funds administered for these related companies aggregated $1,969.0 million, the investment in the special purpose subsidiary was $413.9 million and the investment in an affiliated money market fund, included in short-term investments, was $29.5 million. In December 1998, the Company reinsured certain life insurance obligations totaling $59.0 million with a subsidiary of Transamerica Corporation.

During 1997, equity securities with a fair value of $177.2 million were received from Transamerica Corporation. $50 million was used as a partial paydown on a $200 million note due from Transamerica Corporation. The excess of fair value over cost less the amount applied to the note was recorded as additional paid-in capital. During 1998, the Company refined its accounting for this transaction and decreased the cost of the equity securities obtained and charged paid-in capital in the amount of $47.4 million. The remaining balance on the note, which is due in 2013 and bears interest at 7% is $150 million.

In addition, during 1997 the Company received a capital contribution of $15 million from Transamerica corporation.

NOTE J--REGULATORY MATTERS

TOLIC and its insurance subsidiaries are subject to state insurance laws and regulations, principally those of TOLIC and each subsidiary's state of incorporation. Such regulations include the risk-based capital requirement and the restriction on the payment of dividends. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of 10% of the Company's statutory capital and surplus as of the preceding year end or the Company's statutory net income from operations for the preceding year. The insurance department of the domiciliary state recognizes these amounts as determined in conformity with statutory accounting practices prescribed or permitted by the insurance department, which vary in some respects from generally accepted accounting principles. The Company's statutory net income and statutory capital and surplus which are represented by TOLIC's net income and capital and surplus are summarized as follows (in thousands):

                                                      1998                  1997                  1996
                                              -------------------   -------------------   ------------

     Statutory net income                     $           200,482    $            96,472   $           112,296
     Statutory capital and surplus, at
        end of year                                     1,844,161              1,556,228             1,249,045


NOTE K-COMMITMENTS AND CONTINGENCIES

The Company issues synthetic guaranteed investment contracts which guarantee, in exchange for a fee, the liquidity of pension plans to pay certain qualified benefits if other sources of plan liquidity are exhausted. Unlike traditional guaranteed investment contracts, the plan sponsor retains the credit risk in a synthetic contract while the Company assumes some limited degree of interest rate risk. To minimize the risk of loss, the Company underwrites these contracts based on plan sponsor agreement, at the inception of the contract, on investment guidelines to be followed, including overall portfolio credit and maturity requirements. Adherence to these investment requirements is monitored regularly by the Company. At December 31, 1998, commitments to maintain liquidity for benefit payments on notional amounts of $5.2 billion were outstanding ($3.3 billion at December 31, 1997).

The Company is subject to mandatory assessments by state guaranty funds to cover losses to policyholders of those insurance companies that are under regulatory supervision. Certain states allow such assessments to be used to reduce future premium taxes. The Company estimates and recognizes its obligation for guaranty fund assessments, net of premium tax deductions, based on the survey data provided by the National Organization of Life and Health Insurance Guaranty Associations. At December 31, 1998 and 1997, the estimated exposures and the resultant accruals recorded were not material to the consolidated financial position or results of operations of the Company.

Substantially all leases of the Company are operating leases principally for the rental of real estate. Rental expenses for equipment and properties were $31.0 million in 1998, $28.7 million in 1997 and $20.6 million in 1996. The following is a schedule by years of future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 1998 (in thousands):

 Year ending December 31:
             1999              $           17,731
             2000                          14,913
             2001                          12,452
             2002                          11,450
             2003                          11,499
         Later years                       56,549

                               $          124,594
                               ==================

The Company is a defendant in various legal actions arising from its operations. These include legal actions similar to those faced by many other major life insurers which allege damages related to sales practices for universal life policies sold between January 1981 and June 1996. In one such action, the Company and plaintiffs' counsel entered into a settlement which was approved on June 26, 1997. The settlement required prompt notification to affected policyholders. Administrative and policy benefit costs associated with the settlement of $31 million pre-tax were accrued in 1997 and $12 million of additional costs were incurred in 1998. Additional costs related to the settlement, which are not currently determinable, are not expected to be material and will be incurred over a period of years. In the opinion of the Company, any ultimate liability which might result from other litigation would not have a materially adverse effect on the combined financial position of the Company or the results of its operations.

NOTE L--FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments are as follows (in thousands):

                                                                                    December 31
                                                      -----------------------------------------
                                                                      1998                                1997
                                                      -----------------------------------    -----------------
                                                           Carrying             Fair           Carrying            Fair
                                                             Value              Value            Value             Value
Financial Assets:
   Fixed maturities available for sale                 $    28,997,454   $    28,997,454   $    29,231,998   $    29,231,998
   Equity securities available for sale                        880,141           880,141           791,221           791,221
   Mortgage loans on real estate                               789,959           870,173           706,939           774,556
   Policy loans                                                455,481           432,929           451,023           427,924
   Short-term investments                                    1,186,166         1,186,166           324,672           324,672
   Cash                                                         87,125            87,125            36,656            36,656
   Accrued investment income                                   449,289           449,289           481,913           481,913

Financial Liabilities:
   Liabilities for investment-type contracts:
     Single and flexible premium
       deferred annuities                                    6,180,292         5,828,950         6,779,951         6,261,707
     Single premium immediate annuities                      4,382,389         5,305,667         4,361,311         5,122,562
     Guaranteed investment contracts                         3,112,929         3,183,266         3,211,834         3,265,384
     Funding agreements and other                            4,616,150         4,624,033         4,944,870         4,992,906

Off-balance-sheet assets (liabilities):
   Interest rate swap agreements designated
     as hedges of liabilities in a:
       Receivable position                                           -            20,435                 -             8,189
       Payable position                                              -            (3,507)                -            (5,247)


The Company enters into various interest rate agreements in the normal course of business, primarily as a means of managing its interest rate exposure in connection with asset and liability management.

Interest rate swap agreements generally involve the periodic exchange of fixed rate interest and floating rate interest payments by applying a specified market index to the underlying contract or notional amount, without exchanging the underlying notional amounts. The differential to be paid or received on those interest rate swap agreements that are designated as hedges of financial assets is recorded on an accrual basis as a component of net investment income. The differential to be paid or received on those interest rate swap agreements that are designated as hedges of financial liabilities is recorded on an accrual basis as a component of benefits paid or provided. While the Company is not exposed to credit risk with respect to the notional amounts of the interest rate swap agreements, the Company is subject to credit risk from potential nonperformance of counterparties throughout the contract periods. The amounts potentially subject to such credit risk are much smaller than the notional amounts. The Company controls this credit risk by entering into transactions with only a selected number of high quality institutions, establishing credit limits and maintaining collateral when appropriate.

Interest rate floor and cap agreements generally provide for the receipt of payments in the event the average interest rates during a settlement period fall below specified levels under interest rate floor agreements or rise above specified levels under interest rate cap agreements. A swaption generally provides for an option to enter into an interest rate swap agreement in the event of unfavorable interest rate movements. These agreements generally require upfront premium payments. The costs of swaptions and interest rate floor and cap agreements are amortized over the contractual periods and resulting amortization expenses are included in net investment income. Any conditional receipts under these agreements are recorded on an accrual basis as a component of net investment income if designated as hedges of financial assets or as a component of benefits paid or provided if designated as hedges of financial liabilities.

Gains or losses on terminated interest rate agreements are deferred and amortized over the remaining life of the underlying assets or liabilities being hedged.


The  information  on  derivative   instruments  is  summarized  as  follows  (in
thousands):

                                                                         Aggregate         Weighted
                                                                         Notional           Average
                                                                          Amount          Fixed Rate        Fair Value
December 31, 1998
   Interest rate swap  agreements  designated as hedges of securities  available for sale, where TLC pays:
       Fixed rate interest                                          $        577,973          5.37%     $       (16,484)
       Floating rate interest                                                325,000          4.75%              22,279
       Floating rate interest based on one index and
         receives floating rate interest based on
         another index                                                       147,562           -                  1,096
   Interest rate swap agreements designated as
     hedges of financial liabilities, where TLC pays:
       Fixed rate interest                                                    28,600          5.54%                 177
       Floating rate interest                                              2,718,089          5.41%              18,891
       Floating rate interest based on one index and
         receives floating rate interest based on
         another index                                                       262,666           -                 (2,140)
   Interest rate floor agreements                                            560,500          6.45%              38,380
   Swaptions                                                               8,270,000          5.27%             140,482
   Others                                                                     35,576           .55%              28,536

December 31, 1997
   Interest rate swap  agreements  designated as hedges of securities  available for sale, where TLC pays:
       Fixed rate interest                                          $        419,715          6.81%     $         1,820
       Floating rate interest                                                280,905          6.48%               3,000
       Floating rate interest based on one index and
         receives floating rate interest based on
         another index                                                       337,371           -                   (320)
   Interest rate swap agreements designated as
     hedges of financial liabilities, where TLC pays:
       Fixed rate interest                                                         -            -                     -
       Floating rate interest                                              2,252,089          6.17%               4,507
       Floating rate interest based on one index and
         receives floating rate interest based on
         another index                                                       304,820           -                 (1,565)
   Interest rate floor agreements                                            560,500          6.46%              25,254
   Swaptions                                                               8,326,030          4.50%             103,018
   Others                                                                     29,117           -                 15,314


Generally, notional amounts indicate the volume of transactions and estimated fair values indicate the amounts subject to credit risk.

Activities with respect to the notional amounts are summarized as follows (in thousands):

                                             Beginning                                                             End
                                              of Year         Additions       Maturities     Terminations     of Year
1998:
   Interest rate swap agreements
     designated as hedges of
     securities available for sale        $    1,037,991   $      469,126   $      268,364  $    188,218   $      1,050,535
   Interest rate swap agreements
     designated as hedges of
     financial liabilities                     2,556,909        3,748,545          207,345     3,088,754          3,009,355
   Interest rate floor agreements                560,500                -                -             -            560,500
   Swaptions                                   8,326,030                -           56,030             -          8,270,000
   Others                                                           7,359                -           900             35,576
                                          -------------------------------   --------------  ------------   ----------------
                                          29,117

                                          $   12,510,547   $    4,225,030   $      531,739  $  3,277,872   $     12,925,966
                                          ==============   ==============   ==============  ============   ================
1997:
   Interest rate swap agreements
     designated as hedges of
     securities available for sale        $      847,584   $      322,165   $       91,858  $     39,900   $      1,037,991
   Interest rate swap agreements
     designated as hedges of
     financial liabilities                     1,829,301        2,297,133        1,554,525        15,000          2,556,909
   Interest rate floor agreements                560,500                -                -             -            560,500
   Swaptions                                   8,327,570                -                -         1,540          8,326,030
   Others                                                          20,572          100,200             -             29,117
                                          -------------------------------   --------------  ------------   ----------------
                                          108,745

                                          $   11,673,700   $    2,639,870   $    1,746,583  $     56,440   $     12,510,547
                                          ==============   ==============   ==============  ============   ================
1996:
   Interest rate swap agreements
     designated as hedges of
     securities available for sale        $      440,173   $      566,023   $      143,554  $     15,058   $        847,584
   Interest rate swap agreements
     designated as hedges of
     financial liabilities                     1,146,678        1,887,348        1,103,525       101,200          1,829,301
   Interest rate floor agreements                560,500                -                -             -            560,500
   Interest rate cap agreements                  250,000                -          250,000             -                  -
   Swaptions                                   1,267,140        7,170,000          109,570             -          8,327,570
   Others                                                           8,745                -             -            108,745
                                          -------------------------------   --------------  ------------   ----------------
                                          100,000

                                          $    3,764,491   $    9,632,116   $    1,606,649  $    116,258   $11,673,700
                                          ==============   ==============   ==============  ============   ===========


Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of temporary cash investments, derivatives, fixed maturities and mortgage loans on real estate. The Company places its temporary cash investments and enters into derivative transactions with high credit quality financial institutions. Concentrations of credit risk with respect to investments in fixed maturities and mortgage loans on real estate are limited due to the large number of such investments and their dispersion across many different industries and geographic areas. At December 31, 1998, the Company had no significant concentration of credit risk.


NOTE M--SUBSEQUENT EVENT(Unaudited)

On February 18, 1999, Transamerica Corporation announced that it had signed an agreement with AEGON N.V. (AEGON) providing for AEGON's acquisition of Transamerica Corporation for cash and stock worth $9.7 billion. In addition, AEGON N.V. will assume on a consolidated basis approximately $1.1 billion of Transamerica Corporation's debt. Transamerica Corporation's corporate and insurance operations will merge with AEGON USA's operations immediately after closing, which is expected to occur during the summer of 1999.


NOTE N--YEAR 2000 (Unaudited)

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs or hardware that have date-sensitive software or embedded chips may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations, causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar business activities.

Based upon recent assessments, the Company has determined that it will be required to modify or replace significant portions of its software and certain hardware so that those systems will properly utilize dates beyond December 31, 1999. The Company presently believes that with modifications and replacements of existing software and certain hardware, disruptions to business activities caused by the Year 2000 Issue can be mitigated. However, if such modifications and replacements are not made, or are not completed on time, the Year 2000 Issue could have an impact on the operations of the Company.

The Company's plan to address the Year 2000 Issue involves the following four phases: (1) problem determination, (2) planning and resource acquisition, (3) remediation, and (4) testing and acceptance. The Company has completed phase one and phase two. A significant portion of the remediation phase was completed as of December 31, 1998, and remediation is expected to be substantially complete by March 1999. As of December 31, 1998, Year 2000 readiness testing was well underway and is expected to be substantially complete by June 1999.

The Company's Year 2000 project also addresses issues related to non-information technology, embedded software and equipment, the readiness of key business partners and updating business continuity plans.

5



PART C

Other Information

Item 24. Financial Statements and Exhibits

  (a)   Financial Statements

         All required financial statements are included in Parts A or B of this Registration Statement.

  (b)   Exhibits

               (1)Resolution   of  the  Board  of  Directors   of   Transamerica
                  Occidental Life Insurance Company ("Transamerica") authorizing establishment of the Variable Account.(1)

               (2) Not Applicable.

                        (3) (a)Master Agreement among Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance, Transamerica Financial Resources, Inc., Dreyfus Service Corporation, and Dreyfus Service Organization, Inc. (4)
                  (b)   Principal Agency Agreement between Transamerica
                         Occidental Life Insurance
                        Company and Dreyfus Service Organization, Inc. (4)
                  (c)   Distribution Agreement between Transamerica Occidental
                          Life Insurance
                        Company and Dreyfus Service Corporation.(4)
                  (d)   Form of Sales Agreement among Dreyfus Service
                         Corporation, Dreyfus Service Organization,
                        Inc., and Broker-Dealers. (4)
               (e) Amendment Dated as of August 31, 1993, to Master Agreement among Transamerica Occidental Life Insurance
                        Company, First Transamerica Life Insurance Company, Transamerica Financial Resources, Inc., Dreyfus Service Corporation and Dreyfus Service Organization, Inc. (6)
               (f) Amendment Dated as of August 31, 1993 to Principal Agency Agreement between Transamerica Occidental Life Insurance Company and Dreyfus Service Organization, Inc.
                        (6)
               (g) Amendment Dated as of August 31, 1993 to Distribution Agreement between Transamerica Occidental Life Insurance Company and Dreyfus Service Corporation. (6)
               (h)      Distribution Agreement between Transamerica Occidental
                         Life Insurance Company and
                        Transamerica Insurance Securities Sales Corporation,
                         dated as of August 24, 1994. (8)
               (i) Sales Agreement among Transamerica Insurance Securities Sales Corporation, Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance Company, Dreyfus Service Corporation, and Dreyfus Service Organization, Inc., dated as of August 24, 1994.
                        (8)
               (j) Services Agreement among Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance Company, Transamerica Insurance Securities Sales Corporation, Dreyfus Service Corporation, and Dreyfus Service Organization, Inc., dated as of August 24, 1994.
                        (8)
               (k)      Sales Agreement among Transamerica Insurance Securities
                         Sales Corporation, Transamerica
                        Occidental Life Insurance Company, First Transamerica
                         Life Insurance Company and
                        Broker/Dealers, dated August 24, 1994.(10)
               (l)      Form of  Sales Agreement between Transamerica Occidental
                          Life Insurance Company,
                        Transamerica Life Insurance and Annuity Company, First
                         Transamerica Life Insurance
                      Company and Transamerica Securities Sales Corporation.(10)

               (4)           Group Contract Form, Certificate Form, Individual
                         Contract Form and Endorsements.

                        (a)  Contract Form and Endorsements.  (5)

                        (i)  Form of Flexible Purchase Payment Multi-Funded
                               Deferred Master Group Annuity
                               Contract.
  (ii)  Form of Automatic Payout Option Endorsement to Group Contract.
  (iii) Form of Dollar Cost Averaging Option Endorsement to Group Contract.
      (iv) Form of Systematic Withdrawal Option Endorsement to Group Contract.
  (v)  Form of Guaranteed Minimum Death Benefit Endorsement to Group Contract.
  (vi)  Form of Fixed Account Rider to Group Contract. (7)

(b) Certificate of Participation Form and Endorsements. (5)

   (i)  Form of Certificate of Participation.
   (ii) Form of IRA Endorsement to Certificate.
   (iii)Form of Dollar Cost Averaging Option Endorsement to Certificate.
   (iv) Form of Systematic Withdrawal Option Endorsement to Certificate.
   (v)  Form of Automatic Payout Option Endorsement to Certificate.
   (vi) Form of Benefit Distribution Endorsement to Certificate.

   (c)  Individual Contract Form and Endorsements (6)

 (i) Form of Flexible Purchase Payment Multi-Funded Deferred Individual Annuity Contract.
 (ii)  Form of IRA Endorsement to Individual Contract.
 (iii) Form of Benefit Distribution Endorsement.
 (iv)  Form of Dollar Cost Averaging Option Endorsement to Individual Contract.
 (v)   Form of Systematic Withdrawal Option Endorsement to Individual Contract.
 (vi)  Form of Automatic Payout Option Endorsement to Individual Contract.
 (vii) Form of Guaranteed Minimum Death Benefit Endorsement to Individual Contract.
 (viii)   Form of Fixed Account Rider to Individual Contract. (7)

         (5) (a) Form of Application  for and Acceptance of Group
   Annuity Contract.(5) (b) Form of Application for Enrollment under Group Annuity Contract.(5)
(c)  Form of Application for Individual Annuity Contract. (6)

   (6)   (a)  Restated Articles of Incorporation of Transamerica. (1)
   (b)   Restated By-Laws of Transamerica. (1)

         (7) Not applicable.

                  (8)   (a)  Participation Agreement between Transamerica
                         Occidental Life Insurance Company and
                        Dreyfus Variable Investment Fund. (4)
                    (b) Participation Agreement between Transamerica Occidental
                         Life Insurance Company and
                        Dreyfus Life and Annuity Index Fund, Inc. (4)
                    (c) Participation Agreement between Transamerica Occidental
                          Life Insurance Company and The
                        Dreyfus Socially Responsible Growth Fund, Inc. (6)
                    (d) Administrative Services Agreement between Transamerica
                         Occidental Life Insurance Company
                        and Vantage Computer Systems, Inc. (4)
                    (e) Amendment  Dated as of August 31, 1993 to  Participation
                        Agreement between Transamerica Occidental Life Insurance Company and Dreyfus Variable Investment Fund. (6)
                    (f) Amendment  Dated as of August 31, 1993 to  Participation
                        Agreement between Transamerica Occidental Life Insurance Company and Dreyfus Life and Annuity Index Fund, Inc.
                        (6)
                    (g) Amendment  Dated as of August 24, 1994 to  Participation
                        Agreement Dated as of March 3, 1993, As Amended, between Transamerica Occidental Life Insurance Company and Dreyfus Variable Investment Fund. (8)
                    (h) Amendment  Dated as of August 24, 1994 to  Participation
                        Agreement Dated as of August 31, 1993 between Transamerica Occidental Life Insurance Company and Dreyfus Socially Responsible Growth Fund, Inc. (8)
                    (i) Amendment  Dated as of August 24, 1994 to  Participation
                        Agreement Dated as of March 3, 1993, As Amended, between Transamerica Occidental Life Insurance Company and Dreyfus Stock Index Fund. (8)

         (9)   (a)  Opinion and Consent of Counsel.  (9)


        (10)   (a)  Consent of Counsel.  (10) (11)
               (b)  Consent of Independent Auditors.  (10) (11) (13)


         (11) No financial statements are omitted from item 23.

         (12) Not applicable.

         (13)  Performance Data Calculations. (6)

        (14) Not applicable.

         (15) Powers of Attorney.
               Frank Beardsley (12)         Richard N. Latzer (2)(11)

               Thomas J. Cusack (6)(11)     Karen MacDonald (9)(11)
               James W. Dederer (2)(11)     Gary U. Rolle' (2)(11)
               Paul E. Rutledge III(11)     T. Desmond Sugrue(10)(11)
               George A. Foegele (11)
               David E. Gooding (2)(11)     Nooruddin S. Veerjee (4)(11)
               Edgar H. Grubb (2)(11)       Robert A. Watson(9)(11)
               Frank C. Herringer (2)(11)

(1) Filed with initial filing of this Form N-4 Registration Statement, File No. 33-49998 (July 24, 1992).

(2) Incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No.1 to the Registration Statement of Transamerica Occidental Life Insurance Company's Separate Account VL on Form S-6, File No. 33-28107 (April 30, 1990).

(3) Incorporated by reference to Exhibit 7(d) of Post-Effective  Amendment No. 2
to  the  Registration  Statement  of  Transamerica   Occidental  Life  Insurance
Company's Separate Account VL on Form S-6, File No. 33-28107 (April 30, 1991).

(4) Filed with Post-Effective Amendment No. 1 to this Form N-4 Registration Statement, File No. 33-49998 (April 30, 1993).

(5) Filed with Post-Effective Amendment No. 3 to this Form N-4 Registration Statement, File No. 33-49998 (March 8, 1994).

(6) Filed with Post-Effective Amendment No. 4 to this Form N-4 Registration Statement, File No. 33-49998 (April 29, 1994).

(7) Filed with Post-Effective Amendment No. 5 to this Form N-4 Registration Statement, File No. 33-49998 (March 1, 1995).

(8) Filed with Post-Effective Amendment No. 6 to this Form N-4 Registration Statement File No. 33-499988 (April 28, 1995).

(9) Filed with Post-Effective Amendment No. 7 to this Form N-4 Registration Statement File No. 33-49998 (April 26, 1996).

(10) Filed with Post-Effective Amendment No. 8 to this Form N-4 Registration Statement File No. 33-49998 (April 28, 1997)

(11) Filed with Post-Effective Amendment No. 9 to this Form N-4 Registation Statement file No. 333-49998 (April 28, 1998).


(12) (12) Filed with Post-Effective Amendment No. 10 to this Form N-4 Registation Statement file No. 333-49998 (February 26, 1999).

(13)           Filed herewith.

Item 25.  List of Directors of Transamerica Occidental Life Insurance Company

               Frank Beardsley              Frank C. Herringer
               Thomas J. Cusack             Richard N. Latzer
               James W. Dederer       Karen MacDonald
               Gary U.  Rolle'     George A. Foegele Paul E. Rutledge III
               David E. Gooding
               Edgar H. GrubbT. Desmond Sugrue
               Nooruddin S. Veerjee         Robert A. Watson
        List of Officers for Transamerica Occidental Life Insurance Company


 Thomas J. Cusack          Chairman, President and Chief Executive Officer
Frank Beardsley                     President - Transamerica Asset Management
Paul E. Rutledge III                President - Reinsurance Division
Nooruddin S. Veerjee                President - Insurance Products Division
James W. Dederer, CLU               Executive Vice President, General Counsel and Corporate Secretary
David E. Gooding           Executive Vice President
T. Desmond Sugrue          Executive Vice President

Nicki Bair FSA                      Senior Vice President
Roy Chong-Kit                       Senior Vice President and Actuary
George A. Foegele          Senior Vice President
Daniel E. Jund, FLMI                Senior Vice President
Karen MacDonald            Senior Vice President and Corporate Actuary
Thomas P. O'Neill          Senior Vice President
Larry H. Roy                        Senior Vice President
William N. Scott, CLU, FLMI         Senior Vice President
Claude W. Thau, FSA                 Senior Vice President
Ron F. Wagley CLU          Senior Vice President and Chief Agency Officer
William R. Wellnitz, FSA            Senior Vice President and Actuary
Virginia M. Wilson                  Senior Vice President and Controller

Richard N. Latzer                   Chief Investment Officer
Gary U. Rolle', CFA                 Chief Investment Officer

Stephen J. Ahearn          Investment Officer
John M. Casparian          Investment Officer
Heather E. Creeden                  Investment Officer
Colin Funai                         Investment Officer
William L. Griffin                  Investment Officer
Heidi Y. Hu                         Investment Officer
Matthew W. Kuhns           Investment Officer
Michael F. Luongo          Investment Officer
Dennis J. McNamara                  Investment Officer
Matthew Palmer                      Investment Officer
Thomas C. Pokorski                  Investment Officer
Susan A. Silbert                    Investment Officer
Philip W. Treick                    Investment Officer
Jeffrey S. Van Harte                Investment Officer
Paul Wintermute                     Investment Officer

Olisa Abaelu                        Vice President
William D. Adams           Vice President
Sandra Bailey-Whichard              Vice President
Michael Barnhart                    Regional Vice President
Dennis Barry                        Vice President
Laurie Bayless                      Vice President
Nancy Blozis                        Vice President and Controller
Benjamin Bock FSA          Vice President
Jim Bowman                          Vice President
Thomas Briggle                      Vice President
Thomas Brimacombe          Vice President
Sandy Brown                         Vice President
Arturo Bueno                        Vice President
Gary Busack                         Vice President
John Byrnes                         Vice President
Kent Callahan                       Vice President
Wonjoon Cho                         Vice President
Matt Coben                          Vice President
Ken Cochrane                        Vice President
Art Cohen                           Vice President
Catherine Collinson                 Vice President
Alan T. Cunningham                  Vice President and Deputy General Counsel
Glenn Cunningham           Vice President
Robert DeMarco                      Vice President
Peter DeWolf                        Vice President
Mitch Dimler                        Vice President
Randy Dobo                          Vice President and Actuary
John V. Dohmen                      Vice President
Thomas P. Dolan, FLMI               Vice President
Gail DuBois                         Vice President and Actuary
Harry Dunn, FSA                     Vice President and Chief Reinsurance Actuary
Ken Ellis                           Vice President
Reid A. Evers                       Vice President and Associate General Counsel
Jerry Gable, FSA                    Vice President
George Garcia                       Vice President and Chief Medicare Officer
David M. Goldstein                  Vice President and Deputy General Counsel
Roger Hagopian FLMI                 Vice President
Paul Hankwitz, MD          Vice President and Chief Medical Director
Meheriar Hasan                      Vice President
Joy Heckendorf                      Vice President
Paul Henry                          Vice President
Yang Ho                    Vice President
Randall C. Hoiby                    Vice President and Associate General Counsel
John W. Holowasko          Vice President
Suzette Stover-Hoyt                 Vice President and Assistant Secretary
William M. Hurst                    Vice President and Associate General Counsel
Zahid Hussain                       Vice President and Associate Actuary
James M. Jackson           Vice President and Deputy General Counsel
Allan H. Johnson, FSA               Vice President and Actuary
Ahmad Kamil, FIA, MAAA     Vice President and Associate Actuary
Michael Kappos                      Vice President
Patrick Kelleher                    Vice President and Reinsurance Financial Officer
Ken Kilbane                         Vice President
Roger Korte                         Vice President
Frank J. LaRusso                    Vice President and Chief Underwriting Officer
Carl Macero                         Vice President and Chief Reinsurance Underwriter
Susan Mack                          Vice President and Associate General Counsel
Mark Madden                         Vice President
Maureen McCarthy           Vice President
Philip E. McHale, FLMI              Vice President
Marilyn McCullough                  Vice President
Vic Modugno                         Vice President and Associate Actuary
Jess Nadelman                       Vice President
Wayne Nakano, CPA          Vice President
Paul Norris FSA                     Vice President and Actuary
Susan O'Brien                       Vice President
John Oliver                         Vice President
Michael Palace, ASA                 Vice President and Actuary
Jerry Paul                          Vice President
Stephen W. Pinkham                  Vice President
Kristy M. Pipes                     Vice President
John J. Romer                       Vice President
Michael Sanders                     Vice President
Gary L. Seagraves          Vice President
Joel D. Seigle                      Vice President
Mary Spence                         Vice President
Christina Stiver                    Vice President
Karen Stout                         Vice President
James O. Strand                     Vice President
Alice Su                            Vice President
Lee Tang                   Vice President
Bill Tate                                   Vice President
Barry Tobin                         Vice President
Kim A. Tursky                       Vice President and Assistant Secretary
Colleen Vandermark                  Vice President
John Vieren                         Vice President
Marsha Wallace                      Vice President
Richard Weinstein          Vice President
Timothy Weis                        Vice President
James Wilson                        Vice President
Michael B. Wolfe                    Vice President
Ronald R. Wolfe                     Regional Vice President
Sally Yamada                        Vice President and Treasurer
Darrel K.S. Yuen                    President-Asian Operations

Daniel J. Bohmfalk                  Second Vice President and Associate Actuary
Ken Bromberg                        Second Vice President
Barry Buner                         Second Vice President
Dave Costanza                       Second Vice President
David Fairhall                      Second Vice President and Associate Actuary
Toni A. Forge                       Second Vice President
Selma Fox                           Second Vice President
Linda Goodwin M.D.                  Second Vice President and Reinsurance Medical Director
David Hansen                        Second Vice President
Andrew G. Kanelos          Second Vice President
Ronald G. Keller                    Second Vice President
Joan Klubnik                        Second Vice President
Lynette Lawson                      Second Vice President
Dean LeCesne                        Second Vice President
Liwen Lien                          Second Vice President
Richard MacKenzie          Second Vice President
Danny Mahoney                       Second Vice President
Jodie Moore                         Second Vice President
Clay Moye                           Second Vice President
Daniel A. Norwick          Second Vice President
Susan O'Brien                       Second Vice President
Stephanie Quincey          Second Vice President
Paul Reisz                          Second Vice President
Ray Robinson                        Second Vice President
Beverly Rochecharlie                Second Vice President
Stacy Schultz                       Second Vice President
Laura Scully                        Second Vice President
Frederick Seto                      Second Vice President
Jack Shalley, MD                    Second Vice President and Medical Director
Steven R. Shepard          Second Vice President and Assistant General Counsel
Frank Snyder                        Second Vice President
Jean Stefaniak                      Second Vice President
David Stone                         Second Vice President
John Tillotson                      Second Vice President
K. Y. To                            Second Vice President
Boning Tong                         Second Vice President and Associate Actuary
Janet Unruh                         Second Vice President and Assistant General Counsel
James B. Watson                     Second Vice President and Assistant General Counsel
Sheila Wickens, MD                  Second Vice President and Medical Director
Kamran Haghighi                     Tax Officer
Susan Vivino                        Assistant SecretaryJames Wolfenden                  Statement Officer






Item 26.  Person  Controlled  by or Under Common  Control With the  Depositor or
Registrant. The Depositor, Transamerica Occidental Life Insurance Company (Transamerica), is wholly owned by Transamerica Insurance Corporation of California. The Registrant is a segregated asset account of Transamerica.

        The following chart indicates the persons controlled by or under common control with Transamerica.

-
ARC Reinsurance Corporation
  Transamerica Management, Inc. -- DE
BWAC Seventeen, Inc.
  Transamerica Commercial Finance Canada, Limited -- ON Transamerica Commercial Finance Corporation, Canada -- Can.
BWAC Twelve, Inc.
  TIFCO Lending Corporation -- IL
  Transamerica Insurance Finance Corporation -- MD
BWAC Twenty-One, Inc.
  Transamerica Commercial Holdings Limited -- U.K.
First Florida Appraisal Services, Inc.
  First Georgia Appraisal Services, Inc. -- GA
Greybox L.L.C.
  Transamerica Trailer Leasing S.N.C. -- Fra.
Intermodal Equipment, Inc.
  Transamerica Leasing N.V. -- Belg.
  Transamerica Leasing SRL -- Itl.
Inventory Funding Trust
  Inventory Funding Company, LLC -- DE
Metropolitan Mortgage Company
  Easy Yes Mortgage, Inc. -- FL
  Easy Yes Mortgage, Inc. -- GA
  First Florida Appraisal Services, Inc. -- FL
  Freedom Tax Services, Inc. -- FL
  J.J. & W. Advertising, Inc. -- FL
  J.J. & W. Realty Services, Inc. -- FL
  Liberty Mortgage Company of Ft. Myers, Inc. -- FL
  Metropolis Mortgage Company -- FL
  Perfect Mortgage Company -- FL
Pyramid Insurance Company, Ltd.
  Pacific Cable Ltd. -- Bmda.
TA Leasing Holding Co., Inc.
  Trans Ocean Ltd. -- DE
  Transamerica Leasing Inc. -- DE
Trans Ocean Container Corp.
  SpaceWise Inc. -- DE
  Trans Ocean Container Finance Corp. -- DE
  Trans Ocean Leasing Deutschland GmbH -- Ger.
  Trans Ocean Leasing PTY Limited -- Aust.
  Trans Ocean Management S.A. -- SWTZ
  Trans Ocean Regional Corporate Holdings -- CA
  Trans Ocean Tank Services Corporation -- DE
Trans Ocean Ltd.
  Trans Ocean Container Corp. -- DE
Transamerica Accounts Holding Corporation
  ARS Funding Corporation -- DE
Transamerica Acquisition Corporation
  Camtrex Group, Inc. --
Transamerica Business Credit Corporation
  Bay Capital Corporation -- DE
  Coast Funding Corporation -- DE
  Direct Capital Equity Investment, Inc. -- DE
  Gulf Capital Corporation -- DE
  TA Air East, Corp. --
  TA Air III, Corp. -- DE
  TA Air IV, Corp. -- DE
  TA Air IX, Corp. -- DE
  TA Air I, Corp. -- DE
  TA Air VIII, Corp. --
  TA Air VII, Corp. --
  TA Air VI, Corp. --
  TA Air V, Corp. --
  TA Air X Corp. -- DE
  TA Marine I Corp. -- DE
  TA Marine II Corp. -- DE
  TBC III, Inc. -- DE
  TBC II, Inc. -- DE
  TBC IV, Inc. -- DE
  TBC I, Inc. -- DE
  TBC Tax III, Inc. -- DE
  TBC Tax II, Inc. -- DE
  TBC Tax IV, Inc. -- DE
  TBC TAX IX, Inc. -- DE
  TBC Tax I, Inc. -- DE
  TBC Tax VIII, Inc. -- DE
  TBC Tax VII, Inc. -- DE
  TBC Tax VI, Inc. -- DE
  TBC Tax V, Inc. -- DE
  TBC V, Inc. -- DE
  TBCC Funding Trust I --
  TBCC Funding Trust II --
  The Plain Company -- DE
  Transamerica Mezzanine Financing, Inc. --
  Transamerica Small Business Services, Inc. --
Transamerica Business Credit Corporation - DE
  TA Air II, Corp. -- DE
Transamerica Commercial Finance Canada, Limited
  Transamerica Acquisition Corporation -- Can.
Transamerica Commercial Finance Corporation
  Inventory Funding Trust -- DE
  TCF Asset Management Corporation -- CO
  Transamerica Distribution Finance Corporation de Mexico --
  Transamerica Joint Ventures, Inc. -- DE
Transamerica Commercial Finance Corporation, I
  BWAC Credit Corporation -- DE
  BWAC International Corporation -- DE
  BWAC Twelve, Inc. -- DE
  Transamerica Business Credit Corporation -- DE
  Transamerica Distribution Finance Corporation -- DE
  Transamerica Equipment Financial Services Corporation --
Transamerica Commercial Finance Limited
  WFC Polska Sp. Zo.o --
Transamerica Commercial Holdings Limited
  Transamerica Commercial Finance Limited -- U.K.
  Transamerica Trailer Leasing Limited -- NY
  Transamerica Trailer Leasing Limited -- U.K.
Transamerica Consumer Finance Holding Company
  Metropolitan Mortgage Company -- FL
  Pacific Agency, Inc. -- IN
  Transamerica Consumer Mortgage Receivables Corporation -- DE
  Transamerica Mortgage Company -- DE
Transamerica Corporation
  ARC Reinsurance Corporation -- HI
  Inter-America Corporation -- CA
  Pyramid Insurance Company, Ltd. -- HI
  RTI Holdings, Inc. -- DE
  Transamerica Airlines, Inc. -- DE
  Transamerica Business Technologies Corporation -- DE
  Transamerica CBO I, Inc. -- DE
  Transamerica Corporation (Oregon) -- OR
  Transamerica Delaware, L.P. -- DE
  Transamerica Finance Corporation -- DE
  Transamerica Financial Products, Inc. -- CA
  Transamerica Foundation -- CA
  Transamerica Insurance Corporation of California -- CA
  Transamerica Intellitech, Inc. -- DE
  Transamerica International Holdings, Inc. -- DE
  Transamerica Investment Services, Inc. -- DE
  Transamerica LP Holdings Corp. -- DE
  Transamerica Pacific Insurance Company, Ltd. -- HI
  Transamerica Real Estate Tax Service (A Division of Transamerica Corporation) -- N/A
  Transamerica Realty Services, Inc. -- DE
  Transamerica Senior Properties, Inc. -- DE
  TREIC Enterprises, Inc. -- DE
Transamerica  Distribution  Finance  Corporation  Transamerica  Accounts Holding
  Corporation  --  DE  Transamerica   Commercial   Finance   Corporation  --  DE
  Transamerica Inventory Finance Corporation -- DE Transamerica Retail Financial Services Corporation -- DE Transamerica Vendor Financial Services Corporation -- DE
Transamerica Distribution Finance Corporation de Mexico
  TDF de Mexico --
Transamerica Distribution Finance Corporation de Mexico and TDF de Mexico
  Transamerica Corporate Services de Mexico --
Transamerica Finance Corporation
  TA Leasing Holding Co., Inc. -- DE
  Transamerica Commercial Finance Corporation, I -- DE
  Transamerica Home Loan -- CA
  Transamerica HomeFirst, Inc. -- CA
  Transamerica Lending Company -- DE
Transamerica Financial Resources, Inc.
  Financial Resources Insurance Agency of Texas -- TX
  TBK Insurance Agency of Ohio, Inc. -- OH
  Transamerica Financial Resources Insurance Agency of Alabama Inc. -- AL Transamerica Financial Resources Insurance Agency of Massachusetts Inc. -- MA
Transamerica GmbH Inc.
  Transamerica Financieringsmaatschappij B.V. -- Neth.
  Transamerica GmbH - Germany -- Ger.
Transamerica Insurance Corporation of California
  Arbor Life Insurance Company -- AZ
  Bulkrich Trading --
  Gemini Investments, Inc. --
  Plaza Insurance Sales, Inc. -- CA
  Transamerica Advisors, Inc. -- CA
  Transamerica Annuity Service Corporation -- NM
  Transamerica Financial Resources, Inc. -- DE
  Transamerica International Insurance Services, Inc. -- DE
  Transamerica Occidental Life Insurance Company -- CA
  Transamerica Products, Inc. -- CA
  Transamerica Securities Sales Corporation -- MD
  Transamerica Service Company -- DE
Transamerica Insurance Finance Corporation
  Transamerica Insurance Finance Company (Europe) -- MD
Transamerica Insurance Finance Corporation
  Transamerica Insurance Finance Corporation, California -- CA
Transamerica Insurance Finance Corporation - MD
  Transamerica Insurance Finance Corporation, Canada -- ON
Transamerica Intellitech, Inc.
  Information Service Corp. --
Transamerica International Insurance Services, Inc.
  Home Loans and Finance Ltd. -- U.K.
Transamerica Inventory Finance Corporation
  BWAC Seventeen, Inc. -- DE
  BWAC Twenty-One, Inc. -- DE
  Transamerica Commercial Finance France S.A. -- Fra.
  Transamerica GmbH Inc. -- DE
Transamerica Investment Services, Inc.
  Transamerica Income Shares, Inc. (managed by TA Investment Services) -- MD Transamerica Leasing Holdings Inc.
  Greybox Logistics Services Inc. -- DE
  Greybox L.L.C. -- DE
  Greybox Services Limited -- U.K.
  Intermodal Equipment, Inc. -- DE
  Transamerica Distribution Services Inc. -- DE
  Transamerica Leasing Coordination Center -- Belg.
  Transamerica Leasing do Brasil Ltda. -- Braz.
  Transamerica Leasing GmbH -- Ger.
  Transamerica Leasing Limited -- U.K.
  Transamerica Leasing Pty. Ltd. -- Aust.
  Transamerica Leasing (Canada) Inc. -- Can.
  Transamerica Leasing (HK) Ltd. -- H.K.
  Transamerica Leasing (Proprietary) Limited -- S.Afr.
  Transamerica Tank Container Leasing Pty. Limited -- Aust.
  Transamerica Trailer Holdings I Inc. -- DE
  Transamerica Trailer Holdings II Inc. -- DE
  Transamerica Trailer Holdings III Inc. -- DE
  Transamerica Trailer Leasing AB -- Swed.
  Transamerica Trailer Leasing AG -- SWTZ
  Transamerica Trailer Leasing A/S -- Denmk.
  Transamerica Trailer Leasing GmbH -- Ger.
  Transamerica Trailer Leasing (Belgium) N.V. -- Belg.
  Transamerica Trailer Leasing (Netherlands) B.V. -- Neth.
  Transamerica Trailer Spain S.A. -- Spn.
  Transamerica Transport Inc. -- NJ
Transamerica Leasing Inc.
  Better Asset Management Company LLC -- DE
  Transamerica Leasing Holdings Inc. -- DE
Transamerica Leasing Limited
  ICS Terminals (UK) Limited -- U.K.
Transamerica Life Insurance and Annuity Company
  Transamerica Assurance Company -- MO
Transamerica Management, Inc.
  Criterion Investment Management Company -- TX
Transamerica Occidental Life Insurance Company
  NEF Investment Company -- CA
  Transamerica China Investments Holdings Limited -- H.K.
  Transamerica International RE (Bermuda) Ltd. -- Bmda.
  Transamerica Life Insurance and Annuity Company -- NC
  Transamerica Life Insurance Company of Canada -- Can.
  Transamerica Life Insurance Company of New York -- NY
  Transamerica South Park Resources, Inc. -- DE
  Transamerica Variable Insurance Fund, Inc. -- MD
  USA Administration Services, Inc. -- KS
Transamerica Products, Inc.
  Transamerica Products II, Inc. -- CA
  Transamerica Products IV, Inc. -- CA
  Transamerica Products I, Inc. -- CA
Transamerica Real Estate Tax Service
  Transamerica Flood Hazard Certification (A Division of TA Real Estate Tax Service) -- N/A Transamerica Realty Services, Inc.
  Bankers Mortgage Company of California -- CA
  Pyramid Investment Corporation -- DE
  The Gilwell Company -- CA
  Transamerica Affordable Housing, Inc. -- CA
  Transamerica Minerals Company -- CA
  Transamerica Oakmont Corporation -- CA
  Ventana Inn, Inc. -- CA
Transamerica Retail Financial Services Corporation
  Transamerica Consumer Finance Holding Company -- DE
  Whirlpool Financial National Bank -- DE
Transamerica Senior Properties, Inc.
  Transamerica Senior Living, Inc. -- DE
Transamerica Small Business Services, Inc.
  Emergent Business Capital Holdings, Inc. --


                                      *Designates INACTIVE COMPANIES
                                  A Division of Transamerica Corporation
         ss.Limited Partner; Transamerica Corporation is General Partner
Item 27. Number of Certificate Owners


         As of April 1, 1999 there were 15,362 Owners of Non-Qualified Individual Contracts and 7,836 Owners of Qualified Individual Contracts.


Item 28.  Indemnification

         Transamerica's Bylaws provide in Article V as follows:

         Section 1.  Right to Indemnification.
Each person who was or is a party or is threatened to be made a party to or is involved, even as a witness, in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by statutory and decisional law, as the same exists or may hereafter be interpreted or amended (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expense, liability, and loss (including attorneys' fees, judgements, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing, in any Proceeding (hereafter "Expenses"); provided however, that except as to actions to enforce indemnification rights pursuant to Section 3 of this Article, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right. [It is the Corporation's intent that the bylaws provide indemnification in excess of that expressly permitted by Section 317 of the California General Corporation Law, as authorized by the Corporation's Articles of Incorporation.]

         Section 2.  Authority to Advance Expenses.
Expenses incurred by an officer or director (acting in his capacity as such) in defending a Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding, provided, however, that if required by the California General Corporation Law, as amended, such Expenses shall be advanced only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article or otherwise. Expenses incurred by other Agents of the corporation (or by the directors or officers not acting in their capacity as such, including service with respect to employee benefit plans) may be advanced upon the receipt of a similar undertaking, if required by law, and upon such other terms and conditions as the Board of Directors deems appropriate. Any obligation to reimburse the corporation for Expense advances shall be unsecured and no interest shall be charged thereon.

         Section 3.  Right of Claimant to Bring Suit.
If a claim under Section 1 or 2 of this Article is not paid in full by the corporation within 30 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys' fees) of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct that make it permissible under the California General Corporation Law for the corporation to indemnify the claimant for the amount claimed. The burden of proving such a defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the California General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

         Section 4.  Provisions Nonexclusive.
The rights conferred on any person by this Article shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. To the extent that any provision of the Articles, agreement, or vote of the stockholders or disinterested directors is inconsistent with these bylaws, the provision, agreement, or vote shall take precedence.

         Section 5.  Authority to Insure.
The corporation may purchase and maintain insurance to protect itself and any Agent against any Expense asserted against or incurred by such person, whether or not the corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article [provided that, in cases where the corporation owns all or a portion of the shares of the company issuing the insurance policy, the company and/or the policy must meet one of the two sets of conditions set forth in Section 317 of the California General Corporation Law, as amended].

         Section 6.  Survival of Rights.
The rights provided by this Article shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

         Section 7.  Settlement of Claims.
The  corporation  shall not be liable to indemnify  any Agent under this Article
(a) for any amounts paid in settlement of any action or claim effected without the corporation's written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award, if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

         Section 8.  Effect of Amendment
Any amendment, repeal, or modification of this Article shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal, or modification.

         Section 9.  Subrogation.
In the event of payment under this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

         Section 10.  No Duplication of  Payments.
The corporation shall not be liable under this Article to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling person of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by the director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

         The directors and officers of  Transamerica  Occidental  Life Insurance
Company are covered under a Directors and Officers liability program which includes direct coverage to directors and officers (Coverage A) and corporate reimbursement (Coverage B) to reimburse the Company for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. In general, the term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. In general, the term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $95,000,000 for Coverage A and $80,000,000 for Coverage B for the period 11/15/98 to 11/15/2000. Coverage B is subject to a self insured retention of $15,000,000. The primary policy under the program is with CNA Lloyds, Gulf, Chubb and Travelers.

Item 29.  Principal Underwriter

         Transamerica Securities Sales Corporation (TSSC) and Transamerica Financial Resources (TFR) are the co-underwriters of the Certificates and the Individual Contracts as defined in the Investment Company Act of 1940. TSSC became Principal Underwriter effective 8-24-94.

NAME AND PRINCIPAL                  POSITION AND OFFICES WITH
BUSINESS ADDRESS*                   TRANSAMERICA SECURITIES SALES CORPORATION

Barbara A. Kelley                   President and Director
Regina M. Fink                              Secretary and Director
Benjamin Tang                               Treasurer
Nooruddin Veerjee                   Director
Dan S. Trivers                              Senior Vice President
Nicki A. Bair                               Vice President
Chris Shaw                                  Second Vice President

*The Principal business address for each officer and director is 1150 South Olive, Los Angeles, CA 90015.

NAME AND PRINCIPAL                          POSITION AND OFFICES WITH
BUSINESS ADDRESS*                           TRANSAMERICA FINANCIAL RESOURCES

Nooruddin S. Veerjee                        Chairman of the Board and Director
Barbara A. Kelley                           President and Director

Regina M. Fink Secretary and Counsel


Monica Suryapranata                         Treasurer

Gilbert F. Cronin                           Director

James W. Dederer                            Director

Dan  Trivers                                Vice President, Director of
                                             Administration and
                                           Chief Compliance Officer

Ronald F. Wagley                            Director

Kerry Rider                                 Vice President and Director of
                                            Compliance and Assistant
                                            Secretary

Susan Vivino                                Assistant Secretary

*The Principal business address for each officer and director is 1150 South Olive, Los Angeles, CA 90015.


        The following table lists the amounts of commissions paid to the co-underwriters during the last fiscal year.


Name of
Principal     Net Underwriting       Compensation on     Brokerage
UnderwriterDiscounts & Commission      Redemption       Commissions                    Compensation


TSSC                 -0-                   -0-        $22,148,150.59      -0-
TFR                  -0-                   -0-         $1,212,254.91                        -0-



Item 30. Location and Accounts and Records

        All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by Transamerica or the Service Office at their administrative offices.

Item 31. Management Services

        All management contracts are discussed in Parts A or B.

Items 32. Undertakings

  (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

  (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

  (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica at the address or phone number listed in the Prospectus.

  (d) Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(i) and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on
         Section 403(b) policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e) Transamerica hereby represents that the fees and the charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

                                                SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, Transamerica Occidental Life Insurance Company certifies that this Post-Effective Amendment No. 11 to the Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned in the City of Los Angeles, State of California on this day of April, 1999.



SEPARATE ACCOUNT VA-2L                      TRANSAMERICA  OCCIDENTAL
OF TRANSAMERICA  OCCIDENTAL          LIFE INSURANCE COMPANY
LIFE INSURANCE COMPANY                      (DEPOSITOR)
(REGISTRANT)


                                                    --------------------------
                                                    David M. Goldstein
                                 Vice President

As Required by the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.



Signatures                           Titles                               Date



_____________________*               Director                                    April ___April ___1999
Frank Beardsley

______________________*              Director and Acting Chief Financial Officer        April ___1999
Karen MacDonald


______________________*              Director, President, Chairman        April ___April ___1999
Thomas J. Cusack                     and Chief Executive Officer


______________________*              Director, Executive Vice President          April ___April ___1999
James W. Dederer                     General Counsel and Corporate Secretary

______________________*              Director                                    April ___April ___1999
George A. Foegele
______________________*              Director                                    April ___April ___1999
David E. Gooding

______________________*              Director                                    April ___1999
Edgar H. Grubb

______________________*              Director                                    April ___1999
Frank C. Herringer
______________________*              Director                                    April ___1999
Richard N. Latzer



______________________*              Director                                    April ___1999
Gary U. Rolle'

______________________*              Director                                    April ___1999
Paul E. Rutledge III
______________________*              Director                                    April ___1999
 T. Desmond Sugrue
April ___1999
______________________*              Director                                    April ___1999
Nooruddin S. Veerjee
______________________*              Director                                    April ___1999
Robert A. Watson

______________________   On April ___1999 as Attorney-in-Fact pursuant to
*By:David M. Goldstein

          powers of attorney previously filed and filed herewith, and in his own capacity as Vice President.

Exhibit 10(b)

Consent of Independent Auditors


We consent to the reference to our firm under the caption "Accountants and Financial Statements" in Post-Effective Amendment No. 11 under the Securities Act of 1933 and Post-Effective Amendment No. 13 under the Investment Company Act of 1940 to the Registration Statement (Form N-4 No. 33-49998) and the related Prospectus and Statement of Additional Information of Separate Account VA-2L of Transamerica Occidental Life Insurance Company and to the use of our report dated January 21, 1999 with respect to the consolidated financial statements of Transamerica Occidental Life Insurance Company and our report dated April 21, 1999 with respect to the financial statements of Separate Account VA-2l, both included in the Statement of Additional Information.

/s/Ernst & Young LLP

Los Angeles, California
April 26, 1999